Evergreen

                                                    Long Term
                                                    Bond Funds
April 30, 1998
Annual Report


                                              (Photo appears here of cars,
                                                     buildings, clocks)
(Evergreen Funds (SM) since 1932
logo appears here)

                               Table of Contents




Letter to Shareholders ...................   1
Evergreen Diversified Bond Fund
   Fund at a Glance ......................   2
   Portfolio Manager Interview ...........   3
Evergreen High Yield Bond Fund
   Fund at a Glance ......................   6
   Portfolio Manager Interview ...........   7
Evergreen Strategic Income Fund
   Fund at a Glance ......................   9
   Portfolio Manager Interview ...........  10
Evergreen U.S. Government Fund
   Fund at a Glance ......................  13
   Portfolio Manager Interview ...........  14


Financial Highlights
   Evergreen Diversified Bond Fund .......  16
   Evergreen High Yield Bond Fund ........  19
   Evergreen Strategic Income Fund .......  22
   Evergreen U.S. Government Fund ........  25
Schedules of Investments
   Evergreen Diversified Bond Fund .......  27
   Evergreen High Yield Bond Fund ........  33
   Evergreen Strategic Income Fund .......  38
   Evergreen U.S. Government Fund ........  43
Statements of Assets and Liabilities .....  44
Statements of Operations .................  45
Statements of Changes in Net Assets ......  47
Combined Notes to Financial
 Statements ..............................  50
Independent Auditors' Report:
   KPMG Peat Marwick LLP .................  60
Additional Information (Unaudited) .......  61


--------------------------------------------------------------------------------
                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $47 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


   Mutual Funds:
   ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed


                          Evergreen Distributor, Inc.
Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc. Copyright 1998.

                            Letter to Shareholders


                                   June 1998


                                Dear Shareholders:


(Photo of William M.Ennis       It has been an extraordinarily unusual and
appears here)                   rewarding time to be invested in Evergreen Long
                                Term Bond Funds. The fiscal year that ended on
                                April 30, 1998 was truly remarkable, with
                                strong performance posted both by high
William M. Ennis                grade, government-oriented bond funds
Managing Director               and by corporate bond funds.


Ideal Conditions
During the year, the U.S. economy grew at a very healthy rate, with gross domestic product increasing at an annualized rate of more than 3%. Normally, that is very good for corporate bond funds, especially higher yielding funds that invest in lower-rated securities. In fact, the Merrill Lynch High Yield Index rose by 14.01% for the period.

Usually, when economic growth is strong, inflationary pressures rise and interest rates tend to jump. This hurts the performance of higher grade fixed income securities, especially government bonds, as their prices tend to decline as interest rates rise. This didn't happen over the 12 months, however. Inflation did not appear as a problem. In addition, the first federal budget surplus in 29 years reduced the need for new federal borrowing, which lowered the interest rates of new bonds and contributed to higher bond prices for older bonds with higher "coupons." Interest rates fell significantly, with the 30-year Treasury Bond leading the decline, dropping from 6.96% to 5.95%. That meant strong performance by government bonds, with the Lehman Brothers Government Bond Index rising by 11.05%.

Despite inevitable periods of short-term market corrections, it has been a year when even the bad news has often been good news for the U.S. bond market. Uncertainty abroad -- particularly the Asian financial and currency crisis -- has tended to increase the relative attractiveness of the U.S. currency and the relative safety of dollar-based bonds.


Looking Ahead


While our economic outlook does not foresee any immediate problems, shareholders should be mindful that the investment environment is continually changing. In particular, the economic and currency crisis in Asia could slow down the growth of the U.S. economy and have an impact on corporate bonds. We do not see this possibility as cause for alarm, particularly in light of the economic health of Western Europe acting somewhat as a counter-force. We do think it is important, however, to remind shareholders of these possibilities and that the most successful investors are those who adhere to a consistent long-term strategy through changing economic conditions.

At Evergreen Funds, we are committed to providing a strong array of funds with complementary objectives and strategies to help investors and their financial advisors assemble personal portfolios that make sense for their needs and risk tolerances.

We can assist by providing the information you need about Evergreen mutual funds. If you have any questions about the Evergreen Long Term Bond Funds or other Evergreen Funds, we encourage you to consult your financial advisor or call us at 800-343-2898.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

(Signature of William M. Ennis appears here)

William M. Ennis
Managing Director
Evergreen Funds

                                   EVERGREEN
                             Diversified Bond Fund
                     Fund at a Glance as of April 30, 1998

We underweighted
government bonds and
tended to emphasize
corporate bonds, with some
international investments.

           Portfolio
           Management
----------------------------------------
(Photo of Christopher Conkey, CFA appears here)


   Christopher Conkey,CFA
    Tenure: January 1994


            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE


(Table with cube-shaped blocks appears below showing medium quality and intermediate duration.)

Duration            Quality
   Short              High
   Int                Med
   Long               Low


                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Fixed-Income Style Box placement is
                                   based on a fund's average effective maturity or duration and the average credit rating of the bonds within the portfolio.

                                   Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*

                                 Class B
Inception Date               9/11/35
 .......................................
Average Annual Returns
 .......................................
1 year with sales charge        7.78%
 .......................................
1 year w/o sales charge        12.78%
 .......................................
3 years                         8.22%
 .......................................
5 years                         6.34%
 .......................................
10 years                        7.61%
 .......................................
Since Inception                 6.99%
 .......................................
Maximum Sales Charge            5.00%
                                CDSC
 .......................................
30-day SEC Yield                5.46%
 .......................................
12-month dividends per share $ 0.91
 .......................................

*Adjusted for maximum sales charge.
The Fund's Class A, C, and Y shares were introduced in 1998 and have no historical performance to quote.



--------------------------------------------------------------------------------
                               LONG TERM GROWTH
(Plot Points appear below for Long Term Growth chart)

                    4/88      4/90      4/92      4/94      4/96      4/98
Class B Shares     10,000    10,721    13,289    15,490    16,938    20,828
LBABI              10,000    11,769    15,048    17,189    20,040    23,785
CPI                10,000    11,008    11,913    12,587    13,337    13,877






Comparison of a $10,000 investment in Evergreen Diversified Bond Fund, Class B shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Aggregate Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through April 30, 1998.

                                   EVERGREEN
                             Diversified Bond Fund
                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform for the fiscal
     year?


     The Fund did very well. The Evergreen Diversified Bond Fund's Class B shares had a total return of 12.78% for the 12-month period ending April 30, 1998, unadjusted for any applicable sales charge. By comparison, the Lehman Brothers Aggregate Bond Index had a return of
     10.91% for the same period.
Portfolio Characteristics
-------------------------


       Total Net Assets                                     $571,688,894

       Average Credit Quality                                          A

       Average Maturity                                       12.7 years

       Average Duration                                        5.8 years

--------------------------------------------------------------------------------
     What was the investment environment
     like during the 12 months?


     It was a great environment for bonds for two principal reasons: interest rates fell and the economy continued to grow. The yield on the 30-year Treasury Bond declined nearly 1%, from 6.96% to 5.95%. Short-term rates also fell, but not by as much. The yield on one-year Treasury Bills dipped from 5.89% to 5.38%. This meant it was a very positive environment for bond prices, because when interest rates fall, bond prices generally rise. We also had a healthy economic environment. Typically, interest rates decline when an economy slows; however, this was an unusual period in which interest rates fell despite a growing economy in which corporate profits rose at a healthy pace.


     Two key factors occurred to create this favorable backdrop for bond investing. The first was that we had very low inflation in the face of relatively strong growth. This low inflation was caused by the strength of the U.S. dollar versus other currencies, very low commodity prices worldwide and continued restraint in wage growth. The second factor was a significant change in the federal budget. In 1998, we are expected to have the first budget surplus since 1969. Several factors helped, including the tax increases passed in the early 1990s and the large increases in capital gains tax payments as investors took some of the significant gains from stock market investments. As a result, the Treasury has had less reason to borrow, which has meant lower interest rates on newer bonds and higher prices on existing bonds.


     It is unusual when both interest rate risk, as reflected in government bonds, and credit risk, as reflected in corporate bonds, are rewarded at the same time. This phenomenon occurred during the year; we had a healthy economy and declining interest rates, so high grade, government bonds and lower grade corporate bonds both did very well.



     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
     (as a percentage of net assets)

(Pie chart appears below illustrating the following amounts:)

Corporate Bonds - 51.8%
Collateralized Mortgage Obligations - 17.8%
Foreign Corporate Bonds - 16.3%
U.S. Treasury Obligations - 7.5%
Other Investments and
Other Assets and Liabilities (net) - 6.6%

--------------------------------------------------------------------------------
     What contributed to the strong performance of the Fund relative to market indexes?


     We underweighted government bonds and tended to emphasize corporate bonds, with some international investments. We maintained our weighting in U.S. Treasuries at 10% or less. In fact, Treasuries accounted

                                   EVERGREEN
                             Diversified Bond Fund
                          Portfolio Manager Interview

     for just 7.5% of net assets at the close of the fiscal year on April 30.


     We had a higher sensitivity to changing credit conditions, with a majority of assets in corporate bonds. Healthy corporate profits increased the value of corporate bonds. In investment grade bonds, the highest concentration was in the finance sector because of our outlook for lower interest rates. Banks tend to do well as interest rates decline. In addition, consolidation among banks improved the credit quality of bank-issued debt. We also had significant investments in bonds from securities firms. These companies were very profitable during a period when the capital markets flourished.


     At the close of the period, 23% of the Fund's net assets was invested in high yield securities. We focused on the higher credit quality sector of the high yield universe, with most holdings rated BB or B. Our investments in industrial bonds, emphasized telecommunications, cable and media. Companies in these non-cyclical industries tend to be relatively less affected by changes in the business cycle, so the value of their bonds is less volatile and more stable than the bonds from more cyclical companies.


     --------------------------------------------------------------------
                           PORTFOLIO CREDIT QUALITY
     (as a percentage of portfolio assets)

(Pie chart illustrating the following amounts appears below:)

A - 25.1%
B - 19.2%
BBB - 16.2%
BB - 15.8%
AA - 14.8%
AAA - 6.2%
Not Rated - 2.7%

--------------------------------------------------------------------------------
     What were your primary strategies that
     helped the strong performance?


     In addition to emphasizing corporate bonds and de-emphasizing Treasuries, we maintained overall credit quality at about the same level, with average credit quality at A at the end of the period. As interest rates declined, we decreased interest rate sensitivity somewhat. At the close of the fiscal period, duration was 5.8 years and average weighted maturity was
     12.7 years.


     We decreased mortgage-backed securities somewhat, because mortgages typically do not perform as well when interest rates decline. At the close of the fiscal period, collateralized mortgage-backed securities were 18% of net assets. Within the mortgage sector, we looked at structure, or the extent to which securities can be called back by their issuers. We tended to invest in mortgages with call protection, meaning that they could not be recalled for specified periods of time. Specifically, we invested in commercial, mortgage-backed securities that normally feature principal pay-down, lock-out provisions.


     We also increased our emphasis on foreign bonds, to about 16% of net assets. Our largest commitment was to mortgage securities from Denmark, 6% of net assets. We found these bonds very attractive on both a total return and current yield basis. We also maintained positions in securities from the Republic of Greece (2%), seeking to benefit from the tighter fiscal and monetary policies being implemented to prepare that nation to join the European Monetary Union in 2002. The Fund also had telecommunications industry bonds from Latin America and Canada.


     All the foreign investments were hedged to protect against currency risk, with the exception of the Greek securities because that nation's currency was recently devalued and has the potential to strengthen against other currencies.

                                   EVERGREEN
                             Diversified Bond Fund
                          Portfolio Manager Interview

--------------------------------------
     The financial and currency crisis in Asia was a major event in the world economy during the past year. What effect has that had on the bond market in the United States?


     The immediate impact, during the first half of 1998, has been positive in the United States. The Asian financial crisis has caused lower interest rates and pushed inflation down. This has been a boon to the American consumer; however, I am not as sanguine for the rest of the year. I think the Asian situation will cause a weakening of the manufacturing sector in the United States and a slowdown in economic growth. Asian products will become more competitive in international trade, but Asia will be importing less from the United States.


     This slowing effect will be offset, to a certain extent, by the effects of the economic recovery in Europe, but, Asia will have an impact. Investors should not be lulled into complacency by the positive things that have happened, because there may be some longer-term negatives.

--------------------------------------
     What is your outlook?


     We expect economic growth may slow during the second half of the year as a result of the impact from Asia mentioned above. We don't expect recession, however; rather, annualized growth in Gross Domestic Product in the United States may decline from 4% to about 2%. Corporate profit margins may narrow, and inflation should stay low. We also believe investors will continue to be pleased by announcements from Washington about the size of the Treasury surplus. Within this environment, it is possible for interest rates to fall some more.


     The slower economic growth and lower profit margins, however, have the potential to increase the risk of investing in corporate bonds. Given this scenario, the Fund may decrease its commitment to corporate bonds, especially high yield bonds. The Fund's high yield bonds currently are concentrated in non-cyclical industries, so they should not be as affected by slowing economic growth as bonds from more cyclical industries. We believe the Fund is well structured for this outlook of potentially slowing economic growth.

  Please note that we changed the fiscal year end of the Diversified Bond Fund from August 31 to April 30. The next report for this Fund will be the semiannual report as of October 31, 1998 which will mail by the end of December 1998.

                                   EVERGREEN
                              High Yield Bond Fund
                     Fund at a Glance as of April 30, 1998

We selected top-performing companies primarily in the U.S., within industries that we believed had the best growth prospects and would benefit from the stock market's strength.
             Portfolio
            Management
----------------------------------------

(Photo of Prescott B. Crocker, CFA
appears below)

 Prescott B. Crocker, CFA
  Tenure: February 1997


            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE


(Table with cube-shaped blocks appears below showing low quality and intermediate duration)

Duration            Quality
   Short              High
   Int                Med
   Long               Low


                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Fixed-Income Style Box placement is
                                   based on a fund's average effective maturity or duration and the average credit rating of the bonds within the portfolio.

                                   Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*

                                 Class B
Inception Date               9/11/35
 .......................................
Average Annual Returns
 .......................................
1 year with sales charge       12.02%
 .......................................
1 year w/o sales charge        17.02%
 .......................................
3 years                         9.83%
 .......................................
5 years                         7.42%
 .......................................
10 years                        7.57%
 .......................................
Since Inception                 8.52%
 .......................................
Maximum Sales Charge            5.00%
                                CDSC
 .......................................
30-day SEC Yield                6.42%
 .......................................
12-month dividends per share $ 0.33
 .......................................

*Adjusted for maximum sales charge.
The Fund's Class A, C, and Y shares were introduced in 1998 and have no historical performance to quote.



--------------------------------------------------------------------------------
                               LONG TERM GROWTH
(Plot points appear below for Long Term Growth chart)

                    4/88      4/90      4/92      4/94      4/96      4/98
Class B Shares     10,000    9,498     12,177    16,089    16,227    20,738
LBABI              10,000   11,769     15,048    17,189    20,040    23,785
MLHYMI             10,000   11,018     15,611    19,609    24,442    31,094
CPI                10,000   11,008     11,913    12,587    13,337    13,877


Comparison of a $10,000 investment in Evergreen High Yield Bond Fund, Class B shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index (CPI).

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Aggregate Bond Index and the Merrill Lynch High Yield Master Index are unmanaged indices and do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through April 30, 1998.

Although the Fund's yield may be significantly higher than that of other fixed income funds that purchase higher rated securities, it is generally based upon greater risk of share price decline.

                                   EVERGREEN
                             High Yield Bond Fund
                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     period?


     The Fund's Class B shares produced a total return of 17.02%, unadjusted for any sales charge, during the twelve months ended April 30, 1998. This compares favorably with both the Chase High Yield Index at 14.81% and the Lehman Brothers Aggregate Bond Index at 10.91%, for the same period. We were particularly pleased with the Fund's performance versus these indices, because unlike a mutual fund, an index incurs no operating expenses.

Portfolio Characteristics
-------------------------


       Total Net Assets                                     $518,488,574

       Average Credit Quality                                          B

       Average Maturity                                        8.2 years

       Average Duration                                        4.7 years

--------------------------------------------------------------------------------
     What was the environment like for high
     yield bonds over the past twelve months?


     The environment remained extremely positive. High yield bond prices rose on news of a rising equity market, a favorable economy and interest rate climate, along with positive events such as mergers and acquisitions, and strong demand.


     The sharp rise in stock prices was very favorable for high yield bonds because of the strong correlation between the two markets. Much like stocks, high yield bonds are more sensitive to credit developments within the issuing company rather than interest rate movement, which drives the performance of higher-rated bonds. The combination of steady economic growth and low inflation provided an atmosphere that enabled companies to improve from a credit standpoint, reducing the risk that accompanies investing in lower-rated securities.


     1 Source: Chase Securities, Inc. (CSI)

     As a consequence, at 1.6%, the default rate is still very low by historical standards. Healthy economic and stock market conditions also facilitated refinancings and consolidation in industries such as telecommunications, cable and gaming. These activities often presented opportunities for investors to sell their bonds at prices higher than market rates.


     High yield bonds experienced unprecedented demand. With higher-quality bonds achieving considerably lower returns, the performance of high yield bonds captured the attention of income-oriented investors who sought higher returns in this low interest rate environment. Further, investors were willing to take on additional credit risk in light of the solid economy. The market for buyers expanded and broadened. Based on mutual fund cash flows, demand for high yield bonds was nearly ten times that of its higher-rated counterparts in 1997. For the twelve months ended April 30, 1998, a record $23.87 billion of cash poured into high yield bond mutual funds. Demand intensified in the early months of 1998 when cash flowed in to high yield bond mutual funds at a pace of $2.5 billion per month -- twice the pace of a year earlier.1



     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
     (as a percentage of net assets)

(Pie chart appears below illustrating the following amounts:)

Corporate Bonds - 76.2%
Repurchase Agreement and
Other Assets and Liabilities (net) - 10.0%
Foreign Corporate Bonds - 7.9%
Preferred Stocks - 5.0%
Common Stocks & Warrants - 0.9%

                                   EVERGREEN
                             High Yield Bond Fund



                          Portfolio Manager Interview

--------------------------------------
     What strategies did you use in managing
     the Fund?


     We selected what we believe to be top-performing companies primarily in the U.S., within industries that we believed had the best growth prospects and would benefit from the stock market's strength. The gains in equities improved the balance sheets of high yield bond issuers and because of the close relationship of the two markets, good news in equities "spilled over" into the high yield bond sector. We managed the Fund's inter-national holdings very cautiously due to developments in Asia. Prior to the Asian crisis, we reduced the Fund's investment in emerging markets from 15% to 2% and eliminated its 5% holding in Asia.

     In the U.S., we focused on industries including telecommunications, cable and wireless communications, food and tobacco, and energy. We limited the Fund's investments in commodities such as steel, metal, and paper and forest products. These sectors underperformed because investors assumed demand and pricing for commodity products would slow due to the situation in Asia.


                       --------------------------------
                           PORTFOLIO CREDIT QUALITY
     (as a percentage of portfolio assets)

     (Pie chart appears below illustrating the following amounts)

     B - 68.3%
     Not Rated - 20.0%
     CCC - 7.7%
     BB - 4.0%


     We also emphasized bonds that were rated "B". B-rated bonds offered higher yields and in our opinion, better potential for price appreciation -- a combination which helped them generate strong performance relative to other rating categories, during the past twelve months. Investor demand for higher yields, as well as lower credit risk because of the favorable economic environment, resulted in lower-rated securities outperforming their higher-rated counterparts. As of April 30, 1998, the Fund's average quality was "B" and its average maturity stood at 8.2 years.


--------------------------------------
     What is your outlook for high yield bonds over the next six months?


     We continue to have a favorable outlook for high yield bonds. We expect economic growth to remain broad-based and strong, and for inflation to stay low -- an environment which is extremely positive for earnings. With that kind of backdrop, companies can thrive from a credit standpoint.

     However, we anticipate some interest rate risk associated with this economic strength. With the economy in the eighth year of an expansion and interest rates at historically low levels, the Federal Reserve Board is clearly monitoring signs of inflation -- particularly in the area of income and wage pressures. Unemployment is near a thirty-year low. We would not be surprised to see interest rates move somewhat higher, which could have a negative effect on stocks -- and because of their close relationship, on high yield bonds.

     In anticipation of this environment, we intend to emphasize U.S. industries with established earnings records -- such as oil and gas, metals and manufacturing -- which could benefit from the economy's strength. We also believe these types of businesses would be better able to stand on their own merits and be less dependent on the stock market's performance. We expect to de-emphasize industries -- such as telecommunications -- and companies whose limited earnings histories would give them less demonstrated independence from the stock market.

Please note that we changed the fiscal year end of the High Yield Bond Fund from July 31 to April 30. The next report for this Fund will be the semiannual report as of October 31, 1998 which will mail at the end of December 1998.

                                   EVERGREEN
                             Strategic Income Fund
                     Fund at a Glance as of April 30, 1998

We look forward to the investment opportunities that change can present, believing the Fund's flexible investment philosophy enables its investors to participate to the fullest extent in the most attractive opportunities in the international marketplace.

              Portfolio
              Management
----------------------------------------
(Photo appears below of Prescott B. Crocker, CFA)
                           Prescott B. Crocker, CFA
                             Tenure: February 1997


           -------------------------------------------------------
                           CURRENT INVESTMENT STYLE


(Table with cube-shaped blocks appears below illustrating medium quality and intermediate duration.)

Duration            Quality
   Short              High
   Int                Med
   Long               Low





                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Fixed-Income Style Box placement is
                                   based on a fund's average effective maturity or duration and the average credit rating of the bonds within the portfolio.


                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                                  Class A      Class B     Class C     Class Y
Inception Date                    4/14/87      2/1/93      2/1/93     1/13/97
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge            7.82%         7.47%      11.48%        n/a
 ................................................................................
1 year w/o sales charge            13.20%        12.47%      12.48%      13.46%
 ................................................................................
3 years                            9.08%         9.24%      10.08%         --
 ................................................................................
5 years                            6.97%         7.00%       7.28%         --
 ................................................................................
10 years                           7.95%           --          --          --
 ................................................................................
Since Inception                    7.43%         8.27%       8.38%       7.80%
 ................................................................................
Maximum Sales Charge               4.75%         5.00%       1.00%        n/a
                                Front End        CDSC         CDSC
 ................................................................................
30-day SEC Yield                   6.18%         5.42%       5.42%       6.45%
 ................................................................................
12-month dividends per share     $ 0.49        $ 0.43      $ 0.43      $ 0.48
 ................................................................................

*Adjusted for maximum sales charge.
--------------------------------------------------------------------------------
                               LONG TERM GROWTH

(Plot points appear below for Long Term Growth chart)

                 4/88    4/90      4/92      4/94      4/96      4/98
Class A Shares  9,525    9,473    12,055    16,363    17,368    21,483
LBABI          10,000   11,769    15,048    17,189    20,040    23,785
CPI            10,000   11,008    11,913    12,587    13,337    13,877


Comparison of a $10,000 investment in Evergreen Strategic Income Fund, Class A shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Aggregate Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through April 30, 1998.

                                   EVERGREEN
                             Strategic Income Fund
                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How was the Fund's performance for the
     12 months ended April 30, 1998?


     We were pleased with the Fund's performance. The Fund's Class A shares generated a total return of 13.20%, unadjusted for sales charges, during the fiscal year versus the average return of 11.45% produced by the multi-sector income funds followed by Lipper Analytical Services. The Fund's Class A shares ranked number 13 out of the 82 multi-sector income funds, or the top 16%, tracked by Lipper.1 The Fund's Class A shares also outperformed its benchmark, the Lehman Brothers Aggregate Bond Index which returned 10.91% for the 12 months ended April 30, 1998.

Portfolio Characteristics
-------------------------


       Total Net Assets                                           $327,835,036

       Average Credit Quality                                              BBB

       Average Maturity                                              8.9 years

       Average Duration                                              6.3 years

--------------------------------------------------------------------------------
     How were the Fund's assets invested as
     of the end of the reporting period?


     The Fund was invested as follows: high yield corporate bonds - 32%; U.S. Treasury obligations and agency securities - 25%; foreign bonds - 28%; and other investments and other assets and liabilities (net) - 15%. Foreign holdings included the governments of Germany and the United Kingdom, as well as Danish mortgage-backed securities; and corporate bond investments in Mexico, Brazil, Canada and Sweden.2





     1Source: Lipper Analytical Services, Inc., an independent mutual fund rating company. The rankings are based on total return and do not include the effect of a sales charge. For the 5-year period ended April 30, 1998, the Fund's Class A shares ranked 12 out of 20 funds in the category. For the 10-year period ended April 30, 1998, the Fund's Class A shares ranked number 5 out of 5 funds in the category. Past performance is no guarantee of future results.

     2International investing involves increased risk and volatility.

--------------------------------------------------------------------------------
     What strategies did you use in managing
     the Fund?


     We emphasized investments that we believed would benefit from the favorable economic and interest rate environment in the U.S., and took advantage of the potential for appreciation in the so-called "high yield" European countries and limited risk in emerging markets. The Fund also was active in currency transactions, capitalizing on the strength of the U.S. dollar.


     During the year, U.S. investments ranged from 65% - 80% of net assets. We focused on the high yield bond market, which in our opinion, provided the Fund with higher yields and greater potential for price appreciation than higher-rated bonds. High yield bonds was the top-performing U.S. fixed-income sector over the past twelve months, benefiting from a rising stock market and economic conditions that enabled the underlying issuers to improve from a credit standpoint.3 We selected industries such as cable, radio and broadcasting, telecommunications and energy.


     The Fund also maintained a substantial position in U.S. Treasury securities. We invested in bonds with longer maturities, which maximized price appreciation when interest rates fell. During the year, the yield on the benchmark 30-year U.S. Treasury bond fell from 6.96% on April 30, 1997 to 5.95% on April 30, 1998. The Fund also held a core position of U.S. government and agency securities with 5-10 year maturities. Like the high yield bond sector, U.S. Treasuries benefited from the steady growth of the domestic economy and low inflation. U.S. Treasuries were sought by international investors when excess liquidity prompted them to seek the higher yields and favorable investment climate available in the U.S. The sector's value increased significantly further when international investors selected U.S. Treasuries as a safe haven from turmoil in Asia.


     3Source: Chase Securities, Inc. (CSI)

                                   EVERGREEN
                             Strategic Income Fund
                          Portfolio Manager Interview

     --------------------------------------------------------------------
          PORTFOLIO COMPOSITION
     (as a percentage of net assets)

     (Pie chart appears below illustrating the following amounts:)

     Corporate Bonds - 31.7%
     Foreign Corporate Bonds - 28.4%
     U.S. Treasury Obligations - 24.8%
     Mortgage-Backed Securities - 11.8%
     Other Assets and Liabilities (net) - 1.9%
     Asset-Backed Securities - 0.6%
     Common Stocks and Warrants - 0.5%
     Preferred Stock - 0.3%

     The Fund's foreign investments concentrated on the "high yield" European countries, particularly Italy and Spain. Bond yields in these countries fell -- pushing their prices higher -- relative to the benchmark, Germany, as these countries prepared for entry into the European Monetary Union
     (EMU). As of January 1, 1999, the "Euro" will be the single common currency for eleven countries, although for three years assets will be priced in both the "Euro" and the countries' existing currencies. We also maintained a substantial position in Danish mortgage-backed securities, bonds that carried the implicit guarantee of the Danish government but whose yield was 1% higher than Danish government bonds with comparable maturities. The Fund was an active investor in foreign currency transactions. We took advantage of the U.S. dollar's strength when its value was rising relative to other currencies and implemented a hedging strategy when the U.S. dollar weakened. We believe these foreign exchange transactions contributed favorably to the Fund's total return.


     We exercised caution in emerging market investments. Although providing attractive returns in the first part of the Fund's fiscal period, prices on emerging market debt fell sharply during the Asian crisis. We had reduced the Fund's holdings in emerging markets by 50% prior to the Asian situation, eliminating holdings in Indonesia and selling 80% of the holdings in Brazil. As of the close of the Fund's fiscal period, the investment climate in emerging markets had improved considerably, but remained unsettled. As of April 30, 1998, less than 5% of the Fund was invested in the debt of emerging market countries.


     --------------------------------------------------------------------
                      PORTFOLIO CREDIT QUALITY
     (as a percentage of portfolio assets)

     (Pie chart appears below illustrating the following amounts:)

                     AAA - 42.0%
                     B - 27.4%
                     Not Rated - 15.6%
                     BB - 12.9%
                     CCC - 1.6%
                     BBB - 0.5%

--------------------------------------------------------------------------------
     What is your outlook for each of these
     sectors over the next six months?


     Our outlook is favorable, although we believe the dynamics within each sector could change somewhat. In the U.S., we expect a continuation of steady economic growth and low inflation -- an environment which is very positive for high yield bonds. However, with the economy in the eighth year of an expansion and unemployment near a thirty-year low, the Federal Reserve Board is closely monitoring signs of inflation -- particularly in the areas of income and wages. If economic activity remains strong, we would not be surprised to see interest rates rise from their currently historically low levels.


     In Europe, fiscal policies and lower interest rates have stimulated economic activity from the slow pace that has prevailed for the past three years. Long-term interest rates in the "high yield" countries have fallen between 4% - 6% over the past three years, as countries implemented stringent fiscal and monetary policies

                                   EVERGREEN
                             Strategic Income Fund
                          Portfolio Manager Interview

     required for entry into EMU. The yield advantages provided by the government bonds of the "high yield" countries, as well as their potential for price appreciation has diminished, as the start of EMU has approached. We expect the creation of the EMU to bring back strength to the European currencies, relative to the U.S. dollar, as investors anticipate the continuation of economic recovery in Europe and a coordinated effort to create a strong single European currency. In light of these changes, we have increased the potential for total return from European currencies by keeping the Fund's position in them unhedged. Further, we expect to find increased opportunity in the corporate sector of these markets rather than in their government bonds and intend to shift assets accordingly.

     We continue to monitor developments in the emerging markets. While the investment environment in that sector remains unsettled, we recognize the improvement that has taken place and believe some prices have fallen to the point that they are beginning to represent attractive value. We intend to exercise prudence, taking advantage of selected opportunities.


     We look forward to the investment opportunities that change can present, believing the Fund's flexible investment philosophy enables its investors to participate to the fullest extent in the most attractive opportunities in the international marketplace.

                                   EVERGREEN
                              U.S. Government Fund
                     Fund at a Glance as of April 30, 1998

We will continue to monitor emerging data and will respond to any changes in the economy by adjusting the Fund's duration and sector allocations accordingly.

                 Portfolio
                 Management
----------------------------------------
(Photo appears below of
Rollin C. Williams, CFA)

   Rollin C. Williams, CFA
     Tenure: January 1993


            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE

(Table with cube-shaped blocks appears below illustrating high quality and intermediate duration.)

Duration            Quality
   Short              High
   Int                Med
   Long               Low




                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Fixed-Income Style Box placement is
                                   based on a fund's average effective maturity or duration and the average credit rating of the bonds within the portfolio.

                                   Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                            Class A      Class B     Class C     Class Y
Inception Date              1/11/93    1/11/93      9/2/94       9/2/93
 ........................................................................
Average Annual Returns
 ........................................................................
1 year with sales charge     4.56%       3.96%        7.96%         n/a
 ........................................................................
1 year w/o sales charge      9.78%       8.96%        8.96%       10.05%
 ........................................................................
3 years                      6.11%       6.17%        7.05%        8.12%
 ........................................................................
5 years                      4.91%       4.91%          --           --
 ........................................................................
Since Inception              5.31%       5.43%        6.94%        5.89%
 ........................................................................
Maximum Sales Charge         4.75%       5.00%        1.00%         n/a
                           Front End      CDSC         CDSC
 ........................................................................
30-day SEC yield             5.01%       4.51%        4.51%        5.52%
 ........................................................................
12-month dividends per share $0.61     $ 0.53       $ 0.53      $ 0.63
 ........................................................................

*Adjusted for maximum sales charge


--------------------------------------------------------------------------------
                                LONG TERM GROWTH

(Plot points appear below for Long Term Growth chart)


                  1/93     4/93     4/94     4/95    4/96    4/97      4/98
Class A Shares   9,525    9,748    9,737   10,368  11,137   11,847    13,154
LBITGBI         10,000   10,280   10,383   11,059  11,927   12,693    13,818
CPI             10,000   10,098   10,337   10,652  10,952   11,234    11,396


Comparison of a $10,000 investment in Evergreen U.S. Government Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI) and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Intermediate Term Government Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through April 30, 1998.

                                   EVERGREEN
                              U.S. Government Fund
                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     fiscal year?


     The Evergreen U.S. Government Fund's Class A shares posted a 9.78% total return, unadjusted for any sales charge, for the twelve months ended April 30, 1998. This performance compares favorably to the 8.68% total return for its benchmark, the Lehman Brothers Intermediate Term Government Bond Index.

 Portfolio Characteristics
-------------------------


       Total Net Assets                                           $332,245,277

       Average Credit Quality                                              AAA

       Average Maturity                                              8.8 years

       Average Duration                                              4.4 years

--------------------------------------------------------------------------------
     What was the economic environment like
     during the past twelve months?


     The past year has been very positive for fixed income investors. The period was marked by healthy domestic economic growth that showed few signs of inflation. As a result, interest rates declined steadily which, in turn, boosted bond prices.


     The most noteworthy event for investors during the period was the financial crisis that struck the economies and financial markets of Southeast Asia. Although the "Asian flu" filtered back to the United States in the form of volatility, the effects to the financial markets were generally positive.

     Prices of imports to the U.S. declined while domestic export growth slowed due to reduced demand from overseas economies. The combination of these two factors calmed investors' inflationary fears and prompted domestic interest rates to trend lower. The yield on the bellwether 30-year Treasury Bond declined by nearly one percentage point -- from 6.96% to 5.95% -- during the fiscal year.



     --------------------------------------------------------------------
                               MATURITY BREAKDOWN
     (as a percentage of portfolio assets)

     (Pie chart appears below illustrating the following amounts:)

     20+ years - 55.0%
     1 - 10 years - 25.1%
     10 - 20 years - 13.3%
     0 - 1 years - 6.6%

--------------------------------------------------------------------------------
     How did your investment strategies
     affect the portfolio?


     Our primary strategy to lengthen the Fund's duration was in response to our expectation of declining interest rates. Duration was increased from
     4.27 years to 4.40 years during the twelve months. Consistent with our forecast, economic data indicated benign inflation and moderating economic growth, prompting interest rates to trend lower throughout the fiscal year. Consequently, the portfolio's duration stance -- nearly 50% longer than the benchmark Lehman Brothers Intermediate Term Government Bond Index -- enhanced the Fund's total return and contributed to outperformance of 1.1%.


     In addition, the portfolio's weighting of mortgage-backed securities was reduced. As interest rates fall, this sector is especially vulnerable to underperformance as homeowners refinance their mortgages to take

                                   EVERGREEN
                              U.S. Government Fund
                          Portfolio Manager Interview

     advantage of lower rates. Our declining-rate forecast prompted us to cut our mortgage exposure from 48% to 42% during the final six months of the fiscal period. This reduced weighting enhanced performance while mitigating the portfolio's exposure to pre-payment risk.



     --------------------------------------------------------------------
          PORTFOLIO COMPOSITION
     (as a percentage of net assets)

    (Pie chart appears below illustrating the following amounts:)

     U.S. Treasury Olibgations - 55.4%
     Mortgage-Backed Securities - 42.4%
     Other Assets and Liabilities (net) - 2.0%
     Repurchase Agreement - 0.2%


--------------------------------------------------------------------------------
     Were there any other noteworthy events during the fiscal period relating to the Fund?


     In August of 1997, the Evergreen U.S. Government Fund merged with the Keystone Government Securities Fund. Net assets in the Fund increased over $40 million as a result of the merger. This combination was undertaken because the funds' respective objectives were virtually identical, allowing us to merge and manage the combined fund more efficiently and cost-effectively. Following the merger, a number of smaller mortgage-backed securities were liquidated to reduce the number of holdings in the combined fund.



--------------------------------------------------------------------------------
     What is your outlook going forward?


     The overriding question now facing the market is whether the U.S. economy will continue its expansion or will it finally begin to slow? Will low unemployment and rising wages ignite inflation or will the slowdown in the Asian markets slow the U.S. economy and calm inflationary pressure? Although the answers to these questions are still unknown, the Federal Reserve Board recently suggested that an increase in interest rates may be necessary as a preventative measure to tackle inflation.


     Our view is that underlying market fundamentals support low interest rates over the long term. Short term we expect a bit of volatility, but feel that the Fed will hold off on increasing rates until the effects of the Asian crisis becomes more clear. A pre-emptive rate ease in the latter part of the year is even possible should the U.S. economy slow more than is currently expected. We will continue to monitor emerging data and will respond to any changes in the economy by adjusting the Fund's duration and sector allocations accordingly.

                                   EVERGREEN
                             Diversified Bond Fund
                              Financial Highlights

                (For a share outstanding throughout the period)


                                                                                            January 20, 1998
                                                                                            (Commencement of
                                                                                            Class Operations)
                                                                                            to April 30, 1998
 CLASS A SHARES
Net asset value beginning of period                                                           $     16.08
                                                                                              ===========
 ............................................................................................................
Income from investment operations
Net investment income                                                                                0.30 (b)
 ............................................................................................................
Net realized and unrealized loss on investments, futures contracts and foreign currency
  related transactions                                                                              (0.16)(d)
                                                                                             -----------
 ............................................................................................................
Total from investment operations                                                                     0.14
                                                                                              -----------
 ............................................................................................................
Less distributions from net investment income                                                       (0.30)
                                                                                              -----------
 ............................................................................................................
Net asset value end of period                                                                 $     15.92
                                                                                              ===========
 ............................................................................................................
Total return (a)                                                                                     0.85%
 ............................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                            1.08%(c)
 ............................................................................................................
 Expenses excluding indirectly paid expenses                                                         1.07%(c)
 ............................................................................................................
 Net investment income                                                                               6.68%(c)
 ............................................................................................................
Portfolio turnover rate                                                                               109%
 ............................................................................................................
Net assets end of period (thousands)                                                          $   501,547
 ............................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.
(d) The amount shown for a share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of sales and repurchases of the Fund's shares in relation to the fluctuation of market value for the portfolio.







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Diversified Bond Fund
                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                 Eight Months Ended
                                                                 April 30, 1998 (d)
 CLASS B SHARES
Net asset value beginning of period                                $      15.42
                                                                   ------------
 ...................................................................................
Income from investment operations
Net investment income                                                      0.61 (b)
 ...................................................................................
Net realized and unrealized gain (loss) on investments, futures
 contracts and foreign currency related transactions                       0.50
                                                                   ------------
 ...................................................................................
Total from investment operations                                           1.11
                                                                   ------------
 ...................................................................................
Less distributions from
Net investment income                                                     (0.61)
 ...................................................................................
In excess of net investment income                                            0
 ...................................................................................
Net realized gain on investments                                              0
 ...................................................................................
Tax basis return of capital                                                   0
                                                                   ------------
 ...................................................................................
Total distributions                                                       (0.61)
                                                                   ------------
 ...................................................................................
Net asset value end of period                                      $      15.92
                                                                   ------------
 ...................................................................................
Total return (a)                                                           7.26%
 ...................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                  1.93%(c)
 ...................................................................................
 Expenses excluding indirectly paid expenses                               1.92%(c)
 ...................................................................................
 Net investment income                                                     5.74%(c)
 ...................................................................................
Portfolio turnover rate                                                     109%
 ...................................................................................
Net assets end of period (thousands)                               $     70,113
 ...................................................................................



                                                                               Year Ended August 31,
                                                                ---------------------------------------------------
                                                                    1997         1996         1995         1994
 CLASS B SHARES
Net asset value beginning of period                               $  14.65     $  15.09     $  15.28     $  17.06
                                                                  --------     --------     --------     --------
 ..................................................................................................................
Income from investment operations
Net investment income                                                0.91         0.95         1.06          1.06
 ..................................................................................................................
Net realized and unrealized gain (loss) on investments, futures
 contracts and foreign currency related transactions                 0.84        (0.35)       0.11          (1.62)
                                                                  --------     --------     --------     --------
 ..................................................................................................................
Total from investment operations                                     1.75         0.60         1.17         (0.56)
                                                                  --------     --------     --------     --------
 ..................................................................................................................
Less distributions from
Net investment income                                               (0.93)       (0.96)       (1.06)        (1.22)
 ..................................................................................................................
In excess of net investment income                                  (0.05)           0        (0.22)            0
 ..................................................................................................................
Net realized gain on investments                                         0            0            0            0
 ..................................................................................................................
Tax basis return of capital                                              0        (0.08)       (0.08)           0
                                                                  --------     --------     --------     --------
 ..................................................................................................................
Total distributions                                                  (0.98)       (1.04)       (1.36)       (1.22)
                                                                  --------     --------     --------     --------
 ..................................................................................................................
Net asset value end of period                                     $  15.42     $  14.65     $  15.09     $  15.28
                                                                  --------     --------     --------     --------
 ..................................................................................................................
Total return (a)                                                     12.25%        4.03%        8.13%       (3.53%)
 ..................................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                             1.88%        1.84%        1.81%        1.75%
 ..................................................................................................................
 Expenses excluding indirectly paid expenses                          1.87%        1.83%          --           --
 ..................................................................................................................
 Net investment income                                                6.07%        6.42%        7.05%        6.48%
 ..................................................................................................................
Portfolio turnover rate                                                138%         246%         178%         200%
 ..................................................................................................................
Net assets end of period (thousands)                              $457,701     $559,792     $734,837     $814,245
 ..................................................................................................................


                                                           Year Ended August 31,
                                                        ---------------------------
                                                             1993          1992
 CLASS B SHARES
Net asset value beginning of period                       $   16.44      $ 15.37
                                                          ---------      --------
 ..................................................................................
Income from investment operations
Net investment income                                          1.28         1.33
 ..................................................................................
Net realized and unrealized gain (loss) on investments,
 futures contracts and foreign currency related
 transactions                                                  0.70         1.14
                                                          ---------      --------
 ..................................................................................
Total from investment operations                               1.98         2.47
                                                          ---------      --------
 ..................................................................................
Less distributions from
Net investment income                                         (1.28)       (1.33)
 ..................................................................................
In excess of net investment income                            (0.08)       (0.07)
 ..................................................................................
Net realized gain on investments                                  0            0
 ..................................................................................
Tax basis return of capital                                       0            0
                                                          ----------     --------
 ..................................................................................
Total distributions                                           (1.36)       (1.40)
                                                          ----------     --------
 ..................................................................................
Net asset value end of period                             $   17.06     $  16.44
                                                          ----------     --------
 ..................................................................................
Total return (a)                                              12.73%       16.88%
 ..................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                      1.89%        1.99%
 ..................................................................................
 Expenses excluding indirectly paid expenses                      --           --
 ..................................................................................
 Net investment income                                         7.73%        8.29%
 ..................................................................................
Portfolio turnover rate                                         133%         117%
 ..................................................................................
Net assets end of period (thousands)                     $1,004,393     $902,339
 ..................................................................................



                                                                        Year Ended August 31,
                                                        -----------------------------------------------------
                                                            1991         1990          1989          1988
 CLASS B SHARES
Net asset value beginning of period                       $  15.51     $  17.74     $   17.99      $  18.91
                                                          --------     --------     ---------      --------
 ............................................................................................................
Income from investment operations
Net investment income                                        1.33          1.53          1.71         1.78
 ............................................................................................................
Net realized and unrealized gain (loss) on investments,
 futures contracts and foreign currency related
 transactions                                                0.17         (1.94)       (0.13)        (0.81)
                                                          --------     --------     ----------     --------
 ............................................................................................................
Total from investment operations                             1.50         (0.41)        1.58          0.97
                                                          --------     --------     ----------     --------
 ............................................................................................................
Less distributions from
Net investment income                                       (1.63)        (1.61)      (1.83)        (1.85)
 ............................................................................................................
In excess of net investment income                          (0.01)        (0.21)          0             0
 ............................................................................................................
Net realized gain on investments                                 0            0           0         (0.04)
 ............................................................................................................
Tax basis return of capital                                      0            0           0            0
                                                          --------     --------     ----------     --------
 ............................................................................................................
Total distributions                                          (1.64)       (1.82)     (1.83)        (1.89)
                                                          --------     --------     ----------     --------
 ............................................................................................................
Net asset value end of period                             $  15.37     $  15.51     $   17.74      $  17.99
                                                          --------     --------     ----------     --------
 ............................................................................................................
Total return (a)                                             10.58%      (2.44%)         9.23%         5.61%
 ............................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                     1.94%        1.89%          1.84%        1.68%
 ............................................................................................................
 Expenses excluding indirectly paid expenses                    --           --             --           --
 ............................................................................................................
 Net investment income                                        8.74%        9.26%          9.52%        9.82%
 ............................................................................................................
Portfolio turnover rate                                        101%          43%            47%          46%
 ............................................................................................................
Net assets end of period (thousands)                      $814,528     $860,615     $1,000,305     $838,892
 ............................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculations based on average shares outstanding.
(c)  Annualized.
(d) The Fund changed its fiscal year end from August 31 to April 30 during the period.







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Diversified Bond Fund
                              Financial Highlights

                (For a share outstanding throughout the period)


                                                                                              April 7, 1998
                                                                                            (Commencement of
                                                                                            Class Operations)
                                                                                            to April 30, 1998
 CLASS C SHARES
Net asset value beginning of period                                                           $     16.06
                                                                                              ===========
 ............................................................................................................
Income from investment operations
Net investment income                                                                                0.04 (b)
 ............................................................................................................
Net realized and unrealized loss on investments, futures contracts and foreign currency
  related transactions                                                                              (0.14)(d)
                                                                                             -----------
 ............................................................................................................
Total from investment operations                                                                    (0.10)
                                                                                              -----------
 ............................................................................................................
Less distributions from net investment income                                                       (0.04)
                                                                                              -----------
 ............................................................................................................
Net asset value end of period                                                                 $     15.92
                                                                                              ===========
 ............................................................................................................
Total return (a)                                                                                    (0.60%)
 ............................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                            1.88%(c)
 ............................................................................................................
 Expenses excluding indirectly paid expenses                                                         1.88%(c)
 ............................................................................................................
 Net investment income                                                                               6.11%(c)
 ............................................................................................................
Portfolio turnover rate                                                                               109%
 ............................................................................................................
Net assets end of period (thousands)                                                          $        23
 ............................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.
(d) The amount shown for a share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of sales and repurchases of the Fund's shares in relation to the fluctuation of market value for the portfolio.

                                                                                            February 11, 1998
                                                                                            (Commencement of
                                                                                            Class Operations)
                                                                                            to April 30, 1998
 CLASS  Y SHARES
Net asset value beginning of period                                                           $     16.03
                                                                                              ===========
 ............................................................................................................
Income from investment operations
Net investment income                                                                                0.24 (a)
 ............................................................................................................
Net realized and unrealized loss on investments, futures contracts and foreign currency
  related transactions                                                                              (0.11)(c)
                                                                                              -----------
 ............................................................................................................
Total from investment operations                                                                     0.13
                                                                                              -----------
 ............................................................................................................
Less distributions from net investment income                                                       (0.24)
                                                                                              -----------
 ............................................................................................................
Net asset value end of period                                                                 $     15.92
                                                                                              ===========
 ............................................................................................................
Total return                                                                                         0.80%
 ............................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                            0.83%(b)
 ............................................................................................................
 Expenses excluding indirectly paid expenses                                                         0.82%(b)
 ............................................................................................................
 Net investment income                                                                               6.89%(b)
 ............................................................................................................
Portfolio turnover rate                                                                               109%
 ............................................................................................................
Net assets end of period (thousands)                                                          $         7
 ............................................................................................................

(a)  Calculation based on average shares outstanding.
(b)  Annualized.
(c) The amount shown for a share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of sales and repurchases of the Fund's shares in relation to the fluctuation of market value for the portfolio.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund
                              Financial Highlights

                (For a share outstanding throughout the period)


                                                                                           January 20, 1998
                                                                                           (Commencement of
                                                                                           Class Operations)
                                                                                           to April 30, 1998
 CLASS A SHARES
Net asset value beginning of period                                                           $    4.52
                                                                                              ---------
 ...........................................................................................................
Income from investment operations
Net investment income                                                                              0.11 (b)
 ...........................................................................................................
Net realized and unrealized gain on investments and foreign currency related transactions          0.01
                                                                                              ---------
 ...........................................................................................................
Total from investment operations                                                                   0.12
                                                                                              ---------
 ...........................................................................................................
Less distributions from net investment income                                                     (0.11)
                                                                                              ---------
 ...........................................................................................................
Net asset value end of period                                                                 $    4.53
                                                                                              ---------
 ...........................................................................................................
Total return (a)                                                                                   2.57%
 ...........................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                          1.24%(c)
 ...........................................................................................................
 Expenses excluding indirectly paid expenses                                                       1.23%(c)
 ...........................................................................................................
 Net investment income                                                                             8.48%(c)
 ...........................................................................................................
Portfolio turnover rate                                                                             155%
 ...........................................................................................................
Net assets end of period (thousands)                                                          $ 420,778
 ...........................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund
                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                    Nine Months Ended
                                                                    April 30, 1998 (d)
 CLASS B SHARES
Net asset value beginning of period                                    $     4.37
                                                                       ----------
 .....................................................................................
Income from investment operations
Net investment income                                                        0.25 (b)
 .....................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                                       0.16
                                                                       ----------
 .....................................................................................
Total from investment operations                                             0.41
                                                                       ----------
 .....................................................................................
Less distributions from
Net investment income                                                       (0.25)
 .....................................................................................
In excess of net investment income                                              0
 .....................................................................................
Tax basis return of capital                                                     0
                                                                       ----------
 .....................................................................................
Total distributions                                                         (0.25)
                                                                       ----------
 .....................................................................................
Net asset value end of period                                          $     4.53
                                                                       ----------
 .....................................................................................
Total return (a)                                                             9.57%
 .....................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                    1.94%(c)
 .....................................................................................
 Expenses excluding indirectly paid expenses                                 1.93%(c)
 .....................................................................................
 Net investment income                                                       7.27%(c)
 .....................................................................................
Portfolio turnover rate                                                       155%
 .....................................................................................
Net assets end of period (thousands)                                   $   96,535
 .....................................................................................



                                                                                  Year Ended July 31,
                                                                   -------------------------------------------------
                                                                       1997        1996        1995         1994
 CLASS B SHARES
Net asset value beginning of period                                 $  4.10     $  4.42     $  4.68       $  5.13
                                                                    -------     -------     -------       -------
 ...................................................................................................................
Income from investment operations
Net investment income                                                  0.32        0.32        0.38          0.38
 ...................................................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                                 0.28       (0.27)      (0.15)        (0.38)
                                                                    -------     --------    --------      -------
 ...................................................................................................................
Total from investment operations                                       0.60        0.05        0.23             0
                                                                    -------     --------    --------      -------
 ...................................................................................................................
Less distributions from
Net investment income                                                 (0.32)      (0.31)      (0.37)        (0.38)
 ...................................................................................................................
In excess of net investment income                                    (0.01)      (0.06)      (0.02)        (0.07)
 ...................................................................................................................
Tax basis return of capital                                               0           0       (0.10)            0
                                                                    --------    --------    --------      -------
 ...................................................................................................................
Total distributions                                                   (0.33)      (0.37)      (0.49)        (0.45)
                                                                    --------    --------    --------      -------
 ...................................................................................................................
Net asset value end of period                                       $  4.37     $  4.10     $  4.42       $  4.68
                                                                    --------    --------    --------      -------
 ...................................................................................................................
Total return (a)                                                      15.32%       1.38%       5.66%        (0.41%)
 ...................................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                              1.96%       1.94%       2.03%         1.84%
 ...................................................................................................................
 Expenses excluding indirectly paid expenses                           1.95%       1.93%         --           --
 ...................................................................................................................
 Net investment income                                                 7.63%       7.92%       8.64%         7.57%
 ...................................................................................................................
Portfolio turnover rate                                                 138%        116%         82%          110%
 ...................................................................................................................
Net assets end of period (thousands)                               $547,390    $593,681    $764,965      $766,283
 ...................................................................................................................


                                                                           Year Ended July 31,
                                                                   -----------------------------------
                                                                       1993        1992        1991
 CLASS B SHARES
Net asset value beginning of period                                 $  4.74     $  4.19     $  5.02
                                                                    -------     -------     -------
 .....................................................................................................
Income from investment operations
Net investment income                                                  0.45        0.49        0.61
 .....................................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                                 0.44        0.58      ( 0.72)
                                                                    -------     -------     --------
 .....................................................................................................
Total from investment operations                                       0.89        1.07      ( 0.11)
                                                                    -------     -------     --------
 .....................................................................................................
Less distributions from
Net investment income                                                ( 0.45)     ( 0.50)     ( 0.72)
 .....................................................................................................
In excess of net investment income                                   ( 0.05)     ( 0.02)          0
 .....................................................................................................
Tax basis return of capital                                               0           0           0
                                                                   --------    --------    --------
 .....................................................................................................
Total distributions                                                  ( 0.50)     ( 0.52)     ( 0.72)
                                                                   --------    --------    --------
 .....................................................................................................
Net asset value end of period                                       $  5.13     $  4.74     $  4.19
                                                                   --------    --------    --------
 .....................................................................................................
Total return (a)                                                      20.28%      27.25%       0.03%
 .....................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                              2.06%       2.17%       2.34%
 .....................................................................................................
 Expenses excluding indirectly paid expenses                             --          --          --
 .....................................................................................................
 Net investment income                                                 9.30%      10.86%      14.64%
 .....................................................................................................
Portfolio turnover rate                                                 125%         94%         78%
 .....................................................................................................
Net assets end of period (thousands)                               $972,164    $841,757    $710,590
 .....................................................................................................



                                                                             Year Ended July 31,
                                                                 -------------------------------------------
                                                                      1990          1989           1988
 CLASS B SHARES
Net asset value beginning of period                                 $  6.38     $  6.91     $  7.66
                                                                   --------    --------    --------
 .....................................................................................................
Income from investment operations
Net investment income                                                  0.68        0.83        0.80
 .....................................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                               ( 1.18)     ( 0.51)     ( 0.71)
                                                                   --------    --------    --------
 .....................................................................................................
Total from investment operations                                     ( 0.50)       0.32        0.09
                                                                   --------    --------    --------
 .....................................................................................................
Less distributions from
Net investment income                                                ( 0.78)     ( 0.85)     ( 0.84)
 .....................................................................................................
In excess of net investment income                                   ( 0.08)          0           0
 .....................................................................................................
Tax basis return of capital                                               0           0           0
                                                                   --------    --------    --------
 .....................................................................................................
Total distributions                                                  ( 0.86)     ( 0.85)     ( 0.84)
                                                                   --------    --------    --------
 .....................................................................................................
Net asset value end of period                                       $  5.02     $  6.38     $  6.91
                                                                   ========    ========     ========
 .....................................................................................................
Total return (a)                                                     ( 7.84%)      4.95%       1.66%
 .....................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                              2.06%       1.97%       1.82%
 .....................................................................................................
 Expenses excluding indirectly paid expenses                             --          --          --
 .....................................................................................................
 Net investment income                                                12.77%      12.36%      11.29%
 .....................................................................................................
Portfolio turnover rate                                                  45%         75%         81%
 .....................................................................................................
Net assets end of period (thousands)                               $820,940  $1,188,660  $1,274,673
 .....................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.
(d) The Fund changed its fiscal year end from July 31 to April 30 during the period.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund




                              Financial Highlights

                (For a share outstanding throughout the period)


                                                                                           January 22, 1998
                                                                                           (Commencement of
                                                                                           Class Operations)
                                                                                           to April 30, 1998
 CLASS C SHARES
Net asset value beginning of period                                                           $    4.52
                                                                                              ---------
 ...........................................................................................................
Income from investment operations
Net investment income                                                                              0.10 (b)
 ...........................................................................................................
Net realized and unrealized gain on investments and foreign currency related transactions          0.01
                                                                                              ---------
 ...........................................................................................................
Total from investment operations                                                                   0.11
                                                                                              ---------
 ...........................................................................................................
Less distributions from net investment income                                                   (  0.10)
                                                                                              ---------
 ...........................................................................................................
Net asset value end of period                                                                 $    4.53
                                                                                              ---------
 ...........................................................................................................
Total return (a)                                                                                   2.35%
 ...........................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                          2.04%(c)
 ...........................................................................................................
 Expenses excluding indirectly paid expenses                                                       2.01%(c)
 ...........................................................................................................
 Net investment income                                                                             7.51%(c)
 ...........................................................................................................
Portfolio turnover rate                                                                             155%
 ...........................................................................................................
Net assets end of period (thousands)                                                          $   1,155
 ...........................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.

                                                                                            April 14, 1998
                                                                                           (Commencement of
                                                                                           Class Operations)
                                                                                           to April 30, 1998
 CLASS  Y SHARES
Net asset value beginning of period                                                           $    4.56
                                                                                              ---------
 ...........................................................................................................
Income from investment operations
Net investment income                                                                              0.02 (a)
 ...........................................................................................................
Net realized and unrealized loss on investments and foreign currency related transactions      (   0.03)(c)
                                                                                             ----------
 ...........................................................................................................
Total from investment operations                                                               (   0.01)
                                                                                             ----------
 ...........................................................................................................
Less distributions from net investment income                                                  (   0.02)
                                                                                             ----------
 ...........................................................................................................
Net asset value end of period                                                                $     4.53
                                                                                             ----------
 ...........................................................................................................
Total return                                                                                   (   0.27%)
 ...........................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                          1.09%(b)
 ...........................................................................................................
 Expenses excluding indirectly paid expenses                                                       1.09%(b)
 ...........................................................................................................
 Net investment income                                                                             8.21%(b)
 ...........................................................................................................
Portfolio turnover rate                                                                             155%
 ...........................................................................................................
Net assets end of period (thousands)                                                         $       20
 ...........................................................................................................

(a)  Calculation based on average shares outstanding.
(b)  Annualized.
(c) The amount shown for a share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of sales and repurchases of the Fund's shares in relation to the fluctuation of market value for the portfolio.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund



                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                                  Year           Nine Months
                                                                 Ended              Ended
                                                             April 30, 1998   April 30, 1997 (d)
 CLASS A SHARES
Net asset value beginning of year                             $     6.82         $     6.77
                                                              ----------         ----------
 ...............................................................................................
Income from investment operations
Net investment income                                               0.50 (b)           0.37
 ...............................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                              0.38               0.09
                                                              ----------         ----------
 ...............................................................................................
Total from investment operations                                    0.88               0.46
                                                              ----------         ----------
 ...............................................................................................
Less distributions from
Net investment income                                            (  0.49)           (  0.38)
 ...............................................................................................
In excess of investment income                                         0            (  0.03)
 ...............................................................................................
Tax basis return of capital                                            0                  0
 ...............................................................................................
Net realized gains on investments                                      0                  0
                                                              ----------         ----------
 ...............................................................................................
Total distributions                                              (  0.49)           (  0.41)
                                                              ----------         ----------
 ...............................................................................................
Net asset value end of year                                   $     7.21         $     6.82
                                                              ----------         ----------
 ...............................................................................................
Total return (a)                                                   13.20%              6.80%
 ...............................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                           1.27%              1.28%(c)
 ...............................................................................................
 Expenses excluding indirectly paid expenses                        1.26%              1.26%(c)
 ...............................................................................................
 Expenses excluding reimbursement                                   1.27%              1.28%(c)
 ...............................................................................................
 Net investment income                                              6.80%              7.28%(c)
 ...............................................................................................
Portfolio turnover rate                                              237%                86%
 ...............................................................................................
Net assets end of year (thousands)                            $  193,618         $   58,725
 ...............................................................................................



                                                                           Year Ended July 31,
                                                           ----------------------------------------------------
                                                               1996        1995        1994        1993
 CLASS A SHARES
Net asset value beginning of year                            $  6.89     $  7.35     $  7.86     $  7.02
                                                             -------     -------     -------     -------
 ..............................................................................................................
Income from investment operations
Net investment income                                          0.54        0.64         0.61 (b)    0.69
 ..............................................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                        ( 0.09)     ( 0.45)     ( 0.44)       0.89
                                                             -------     -------     -------      ------
 ..............................................................................................................
Total from investment operations                               0.45        0.19         0.17        1.58
                                                             -------     -------     -------      ------
 ..............................................................................................................
Less distributions from
Net investment income                                         ( 0.52)     ( 0.60)     ( 0.61)     ( 0.72)
 ..............................................................................................................
In excess of investment income                                     0      ( 0.03)     ( 0.03)     ( 0.02)
 ..............................................................................................................
Tax basis return of capital                                   ( 0.05)     ( 0.02)     ( 0.04)          0
 ..............................................................................................................
Net realized gains on investments                                  0           0           0           0
                                                             -------     -------     -------      ------
 ..............................................................................................................
Total distributions                                           ( 0.57)     ( 0.65)     ( 0.68)     ( 0.74)
                                                             -------     -------     -------      ------
 ..............................................................................................................
Net asset value end of year                                  $  6.77     $  6.89     $  7.35     $  7.86
                                                             -------     -------     -------     -------
 ..............................................................................................................
Total return (a)                                                6.84%       3.00%       1.86%      24.13%
 ..............................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                       1.30%       1.33%       1.32%       1.80%
 ..............................................................................................................
 Expenses excluding indirectly paid expenses                    1.28%         --          --          --
 ..............................................................................................................
 Expenses excluding reimbursement                               1.30%       1.33%       1.32%       1.80%
 ..............................................................................................................
 Net investment income                                          8.05%       9.31%       7.79%       9.50%
 ..............................................................................................................
Portfolio turnover rate                                          101%         95%         92%        151%
 ..............................................................................................................
Net assets end of year (thousands)                           $68,118     $85,970   $ 105,181     $85,793
 ..............................................................................................................


                                                                               Year Ended July 31,
                                                           ------------------------------------------------------------
                                                               1992        1991        1990        1989        1988
 CLASS A SHARES
Net asset value beginning of year                            $  6.10     $  7.17     $  9.02     $  9.36     $  10.04
                                                             -------     -------     -------     -------     --------
 ......................................................................................................................
Income from investment operations
Net investment income                                           0.78        0.89        1.03        1.10         1.05
 ......................................................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                          0.89      ( 1.01)     ( 1.79)     ( 0.31)     (  0.65)
                                                             -------     -------     -------     -------     --------
 ......................................................................................................................
Total from investment operations                                1.67      ( 0.12)     ( 0.76)       0.79         0.40
                                                             -------     -------     -------     -------     --------
 ......................................................................................................................
Less distributions from
Net investment income                                         ( 0.75)     ( 0.89)     ( 1.04)     ( 1.11)     (  1.08)
 ......................................................................................................................
In excess of investment income                                     0      ( 0.06)     ( 0.05)          0            0
 ......................................................................................................................
Tax basis return of capital                                        0           0           0           0            0
 ......................................................................................................................
Net realized gains on investments                                  0           0           0      ( 0.02)           0
                                                             -------     -------     -------     -------     --------
 ......................................................................................................................
Total distributions                                           ( 0.75)     ( 0.95)     ( 1.09)     ( 1.13)     (  1.08)
                                                             -------     -------     -------     -------     --------
 ......................................................................................................................
Net asset value end of year                                  $  7.02     $  6.10     $  7.17     $  9.02     $   9.36
                                                             -------     -------     -------     -------     --------
 ......................................................................................................................
Total return (a)                                               28.73%       0.54%     ( 8.55%)      9.00%        4.49%
 ......................................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                       2.09%       2.00%       2.00%       1.81%        1.28%
 ......................................................................................................................
 Expenses excluding indirectly paid expenses                      --          --          --          --           --
 ......................................................................................................................
 Expenses excluding reimbursement                               2.12%       2.25%       2.01%       1.90%        2.08%
 ......................................................................................................................
 Net investment income                                         11.73%      15.23%      12.91%      12.06%       10.98%
 ......................................................................................................................
Portfolio turnover rate                                           95%         82%         36%         73%          46%
 ......................................................................................................................
Net assets end of year (thousands)                           $70,459     $70,246     $83,106    $138,499     $114,310
 ......................................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.
(d) The Fund changed its fiscal year end from July 31 to April 30 during the period.







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund



                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                                  Year           Nine Months
                                                                  Ended             Ended
                                                             April 30, 1998   April 30, 1997 (d)
 CLASS B SHARES
Net asset value beginning of year                              $    6.85         $     6.81
                                                               ---------         ----------
 ............................................................................................
Income from investment operations
Net investment income                                               0.44 (b)           0.34
 ............................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                                       0.39               0.07
                                                               ---------         ----------
 ............................................................................................
Total from investment operations                                    0.83               0.41
                                                               ---------         ----------
 ............................................................................................
Less distributions from
Net investment income                                             ( 0.43)           (  0.34)
 ............................................................................................
In excess of net investment income                                     0            (  0.03)
 ............................................................................................
Tax basis return of capital                                            0                  0
                                                               ---------         ----------
 ............................................................................................
Total distributions                                               ( 0.43)           (  0.37)
                                                               ---------         ----------
 ............................................................................................
Net asset value end of year                                    $    7.25         $     6.85
                                                               ---------         ----------
 ............................................................................................
Total return (a)                                                   12.47%              6.06%
 ............................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                           2.05%              2.04%(c)
 ............................................................................................
 Expenses excluding indirectly paid expenses                        2.04%              2.02%(c)
 ............................................................................................
 Net investment income                                              6.08%              6.52%(c)
 ............................................................................................
Portfolio turnover rate                                              237%                86%
 ............................................................................................
Net assets end of year (thousands)                             $ 113,136         $  110,082
 ............................................................................................



                                                                                       February 1, 1993
                                                       Year Ended July 31,             (Commencement of
                                             ----------------------------------------  Class Operations)
                                                1996        1995          1994        to July 31, 1993
 CLASS B SHARES
Net asset value beginning of year             $  6.92     $  7.38       $    7.89        $     7.07
                                              -------     -------       ---------        ----------
 .......................................................................................................
Income from investment operations
Net investment income                            0.50        0.60            0.55 (b)          0.24
 .......................................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                  ( 0.09)     ( 0.47)         ( 0.44)             0.92
                                              --------    --------      ---------        ----------
 .......................................................................................................
Total from investment operations                 0.41        0.13            0.11              1.16
                                              --------    --------      ---------        ----------
 .......................................................................................................
Less distributions from
Net investment income                          ( 0.47)     ( 0.55)         ( 0.55)          (  0.24)
 .......................................................................................................
In excess of net investment income                  0      ( 0.03)         ( 0.03)          (  0.10)
 .......................................................................................................
Tax basis return of capital                    ( 0.05)     ( 0.01)         ( 0.04)                0
                                              --------    --------      ---------        ----------
 .......................................................................................................
Total distributions                            ( 0.52)     ( 0.59)         ( 0.62)          (  0.34)
                                              --------    --------      ---------        ----------
 .......................................................................................................
Net asset value end of year                   $  6.81     $  6.92       $    7.38        $     7.89
                                              --------    --------      ---------        ----------
 .......................................................................................................
Total return (a)                                 6.21%       2.12%           1.10%            16.75%
 .......................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                        2.07%       2.06%           2.07%             2.37%(c)
 .......................................................................................................
 Expenses excluding indirectly paid expenses     2.05%         --              --                --
 .......................................................................................................
 Net investment income                           7.28%       8.58%           7.11%             7.18%(c)
 .......................................................................................................
Portfolio turnover rate                           101%         95%             92%              151%
 .......................................................................................................
Net assets end of year (thousands)           $123,389    $149,091       $ 162,866        $   35,415
 .......................................................................................................


                                                                  Year           Nine Months
                                                                  Ended             Ended
                                                             April 30, 1998   April 30, 1997 (d)
 CLASS C SHARES
Net asset value beginning of year                             $     6.84         $     6.80
                                                              ----------         ----------
 ............................................................................................
Income from investment operations
Net investment income                                               0.44 (b)           0.33
 ............................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                                       0.39               0.08
                                                              ----------         ----------
 ............................................................................................
Total from investment operations                                    0.83               0.41
                                                              ----------         ----------
 ............................................................................................
Less distributions from
Net investment income                                            (  0.43)           (  0.34)
 ............................................................................................
In excess of net investment income                                     0            (  0.03)
 ............................................................................................
Tax basis return of capital                                            0                  0
                                                              ----------         ----------
 ............................................................................................
Total distributions                                              (  0.43)           (  0.37)
                                                              ----------         ----------
 ............................................................................................
Net asset value end of year                                   $     7.24         $     6.84
                                                              ----------         ----------
 ............................................................................................
Total return (a)                                                   12.48%              6.07%
 ............................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                           2.05%              2.04%(c)
 ............................................................................................
 Expenses excluding indirectly paid expenses                        2.05%              2.03%(c)
 ............................................................................................
 Net investment income                                              6.10%              6.52%(c)
 ............................................................................................
Portfolio turnover rate                                              237%                86%
 ............................................................................................
Net assets end of year (thousands)                            $   19,639         $   24,304
 ............................................................................................



                                                                                       February 1, 1993
                                                       Year Ended July 31,             (Commencement of
                                             ----------------------------------------  Class Operations)
                                                 1996        1995          1994        to July 31, 1993
 CLASS C SHARES
Net asset value beginning of year              $  6.92     $  7.37      $    7.88        $     7.07
                                               -------     -------      ---------        ----------
 .......................................................................................................
Income from investment operations
Net investment income                             0.49        0.59           0.55 (b)          0.24
 .......................................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                   ( 0.09)     ( 0.45)        ( 0.44)             0.91
                                               -------     -------      ---------        ----------
 .......................................................................................................
Total from investment operations                  0.40        0.14           0.11              1.15
                                               -------     -------      ---------        ----------
 .......................................................................................................
Less distributions from
Net investment income                           ( 0.47)     ( 0.55)        ( 0.55)          (  0.24)
 .......................................................................................................
In excess of net investment income                   0      ( 0.03)        ( 0.03)          (  0.10)
 .......................................................................................................
Tax basis return of capital                     ( 0.05)     ( 0.01)        ( 0.04)                0
                                               -------     -------      ---------        ----------
 .......................................................................................................
Total distributions                             ( 0.52)     ( 0.59)        ( 0.62)          (  0.34)
                                               -------     -------      ---------        ----------
 .......................................................................................................
Net asset value end of year                    $  6.80     $  6.92      $    7.37        $     7.88
                                               -------     -------      ---------        ----------
 .......................................................................................................
Total return (a)                                  6.07%       2.27%          1.09%            16.61%
 .......................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                         2.07%       2.08%          2.07%             2.25%(c)
 .......................................................................................................
 Expenses excluding indirectly paid expenses      2.05%         --             --                --
 .......................................................................................................
 Net investment income                            7.29%       8.56%          7.09%             7.35%(c)
 .......................................................................................................
Portfolio turnover rate                            101%         95%            92%              151%
 .......................................................................................................
Net assets end of year (thousands)             $31,816     $46,221      $  59,228        $   19,706
 .......................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.
(d) The Fund changed its fiscal year end from July 31 to April 30 during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund



                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                                                                             January 13, 1997
                                                                                                 Year        (Commencement of
                                                                                                 Ended       Class Operations)
                                                                                            April 30, 1998   to April 30, 1997
 CLASS  Y  SHARES
Net asset value beginning of year                                                             $    6.65        $     7.03
                                                                                              ---------        ----------
 .............................................................................................................................
Income from investment operations
Net investment income                                                                              0.46 (b)             0
 .............................................................................................................................
Net realized and unrealized gain (loss) on investments and                                         0.41          (   0.20)
                                                                                              ---------        ----------
  foreign currency related transactions
 .............................................................................................................................
Total from investment operations                                                                   0.87          (   0.20)
                                                                                              ---------        ----------
 .............................................................................................................................
Less distributions from
Net investment income                                                                           (  0.48)         (   0.17)
 .............................................................................................................................
In excess of net investment income                                                                    0          (   0.01)
                                                                                              ---------        ----------
 .............................................................................................................................
Total distributions                                                                             (  0.48)         (   0.18)
                                                                                              ---------        ----------
 .............................................................................................................................
Net asset value end of year                                                                   $    7.04        $     6.65
                                                                                              ---------        ----------
 .............................................................................................................................
Total return                                                                                      13.46%         (   2.87)%
 .............................................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                          1.01%             0.00%(a)
 .............................................................................................................................
 Expenses excluding indirectly paid expenses                                                       1.00%             0.00%(a)
 .............................................................................................................................
 Net investment income                                                                             6.83%             0.00%(a)
 .............................................................................................................................
Portfolio turnover rate                                                                             237%               86%
 .............................................................................................................................
Net assets end of period (thousands)                                                          $   1,442        $        0
 .............................................................................................................................

(a)  Annualized.
(b)  Calculation based on average shares outstanding.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              U.S. Government Fund




                              Financial Highlights

                 (For a share outstanding throughout each year)


                                   Year            Ten Months            Year
                                   Ended              Ended             Ended
                              April 30, 1998   April 30, 1997 (d)   June 30, 1996
 CLASS A SHARES
Net asset value
 beginning of year              $   9.39          $     9.42          $   9.65
                                --------          ----------          --------
 .................................................................................
Income from investment
 operations
Net investment income               0.61                0.52              0.63
 .................................................................................
Net realized and unrealized
 gain (loss) on investments         0.29             (  0.03)          (  0.23)
                                --------          ----------          --------
 .................................................................................
Total from investment
 operations                         0.90                0.49              0.40
                                --------          ----------          --------
 .................................................................................
Less distributions from net
 investment income               (  0.61)            (  0.52)          (  0.63)
                                --------          ----------          --------
 .................................................................................
Net asset value end of year     $   9.68          $     9.39          $   9.42
                                --------          ----------          --------
 .................................................................................
Total return (a)                    9.78%               5.30%             4.28%
 .................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                           1.03%               0.98%(b)          0.99%
 .................................................................................
 Expenses excluding
  indirectly paid expenses          1.03%               0.98%(b)            --
 .................................................................................
 Expenses excluding waivers
  and/or reimbursements             1.03%               0.98%(b)          0.99%
 .................................................................................
 Net investment income              6.25%               6.60%(b)          6.61%
 .................................................................................
Portfolio turnover rate               21%                 12%               23%
 .................................................................................
Net assets end of year
 (thousands)                   $  40,136          $   17,913         $  20,345
 .................................................................................



                                                                        January 11, 1993
                                  Six Months             Year           (Commencement of
                                    Ended               Ended         Class Operations) to
                              June 30, 1995 (c)   December 31, 1994    December 31, 1993
 CLASS A SHARES
Net asset value
 beginning of year               $     9.07          $    10.05          $     10.00
                                 ----------          ----------          -----------
 .........................................................................................
Income from investment
 operations
Net investment income                  0.33                0.66                 0.68
 .........................................................................................
Net realized and unrealized
 gain (loss) on investments            0.58            (   0.98)                0.05
                                 ----------          ----------          -----------
 .........................................................................................
Total from investment
 operations                            0.91            (   0.32)                0.73
                                 ----------          ----------          -----------
 .........................................................................................
Less distributions from net
 investment income                  (  0.33)           (   0.66)            (   0.68)
                                 ----------          ----------          -----------
 .........................................................................................
Net asset value end of year      $     9.65          $     9.07          $     10.05
                                 ----------          ----------          -----------
 .........................................................................................
Total return (a)                      10.17%           (   3.18)%               7.43%
 .........................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                              1.04%(b)            0.96%                0.68%(b)
 .........................................................................................
 Expenses excluding
  indirectly paid expenses               --                  --                   --
 .........................................................................................
 Expenses excluding waivers
  and/or reimbursements                1.05%(b)            1.00%                0.99%(b)
 .........................................................................................
 Net investment income                 7.07%(b)            6.97%                6.93%(b)
 .........................................................................................
Portfolio turnover rate                   0%                 19%                  39%
 .........................................................................................
Net assets end of year
 (thousands)                     $   22,445          $   23,706          $    38,851
 .........................................................................................


                                   Year            Ten Months            Year
                                   Ended              Ended             Ended
                              April 30, 1998   April 30, 1997 (d)   June 30, 1996
 CLASS B SHARES
Net asset value
 beginning of year               $   9.39         $     9.42          $   9.65
                                 --------         ----------          --------
 .................................................................................
Income from investment
 operations
Net investment income                0.53               0.46              0.56
 .................................................................................
Net realized and unrealized
 gain (loss) on investments          0.29            (  0.03)          (  0.23)
                                 --------         ----------          --------
 .................................................................................
Total from investment
 operations                          0.82               0.43              0.33
                                 --------         ----------          --------
 .................................................................................
Less distributions from net
 investment income                (  0.53)           (  0.46)          (  0.56)
                                 --------         ----------          --------
 .................................................................................
Net asset value end of year      $   9.68         $     9.39          $   9.42
                                 --------         ----------          --------
 .................................................................................
Total return (a)                     8.96%              4.65%             3.50%
 .................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                            1.78%              1.73%(b)          1.74%
 .................................................................................
 Expenses excluding
  indirectly paid expenses           1.78%              1.73%(b)            --
 .................................................................................
 Expenses excluding waivers
  and/or reimbursements              1.78%              1.73%(b)          1.74%
 .................................................................................
 Net investment income               5.56%              5.85%(b)          5.85%
 .................................................................................
Portfolio turnover rate                21%                12%               23%
 .................................................................................
Net assets end of year
 (thousands)                     $130,576         $  142,371          $165,988
 .................................................................................



                                                                        January 11, 1993
                                  Six Months             Year           (Commencement of
                                    Ended               Ended         Class Operations) to
                              June 30, 1995 (c)   December 31, 1994    December 31, 1993
 CLASS B SHARES
Net asset value
 beginning of year               $     9.07          $    10.05          $     10.00
                                 ----------          ----------          -----------
 .........................................................................................
Income from investment
 operations
Net investment income                  0.29                0.61                 0.63
 .........................................................................................
Net realized and unrealized
 gain (loss) on investments            0.58            (   0.98)                0.05
                                 ----------          ----------          -----------
 .........................................................................................
Total from investment
 operations                            0.87            (   0.37)                0.68
                                 ----------          ----------          -----------
 .........................................................................................
Less distributions from net
 investment income                  (  0.29)           (   0.61)            (   0.63)
                                 ----------          ----------          -----------
 .........................................................................................
Net asset value end of year      $     9.65          $     9.07          $     10.05
                                 ----------          ----------          -----------
 .........................................................................................
Total return (a)                       9.76%           (   3.75)%               6.91%
 .........................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                              1.79%(b)            1.54%                1.19%(b)
 .........................................................................................
 Expenses excluding
  indirectly paid expenses               --                  --                   --
 .........................................................................................
 Expenses excluding waivers
  and/or reimbursements                1.80%(b)            1.58%                1.50%(b)
 .........................................................................................
 Net investment income                 6.32%(b)            6.42%                6.44%(b)
 .........................................................................................
Portfolio turnover rate                   0%                 19%                  39%
 .........................................................................................
Net assets end of year
 (thousands)                     $  192,490          $  195,571          $   236,696
 .........................................................................................

(a)  Excluding applicable sales charges.
(b)  Annualized.
(c)  The Fund changed its fiscal year end from December 31 to June 30.
(d)  The Fund changed its fiscal year end from June 30 to April 30.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              U.S. Government Fund



                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                             Year            Ten Months
                                                             Ended              Ended
                                                        April 30, 1998   April 30, 1997 (d)
 CLASS C SHARES
Net asset value beginning of year                         $   9.39          $     9.42
                                                          --------          ----------
 ...........................................................................................
Income from investmet operations
Net investment income                                         0.53                0.46
 ...........................................................................................
Net realized and unrealized gain (loss) on investments        0.29             (  0.03)
                                                          --------          ----------
 ...........................................................................................
Total from investment operations                              0.82                0.43
                                                          --------          ----------
 ...........................................................................................
Less distributions from net investment income              (  0.53)            (  0.46)
                                                         ---------          ----------
 ...........................................................................................
Net asset value end of year                               $   9.68          $     9.39
                                                         ---------          ----------
 ...........................................................................................
Total return (a)                                              8.96%               4.65%
 ...........................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                     1.78%               1.73%(b)
 ...........................................................................................
 Expenses excluding indirectly paid expenses                  1.78%               1.73%(b)
 ...........................................................................................
 Expenses excluding waivers and/or reimbursements             1.78%               1.73%(b)
 ...........................................................................................
 Net investment income                                        5.49%               5.85%(b)
 ...........................................................................................
Portfolio turnover rate                                         21%                 12%
 ...........................................................................................
Net assets end of year (thousands)                        $  5,697          $      455
 ...........................................................................................



                                                                                             September 2, 1994
                                                             Year           Six Months        (Commencement of
                                                            Ended             Ended         Class Operations) to
                                                        June 30, 1996   June 30, 1995 (c)    December 31, 1994
 CLASS C SHARES
Net asset value beginning of year                         $   9.65         $     9.07          $      9.39
                                                          --------         ----------          -----------
 ...............................................................................................................
Income from investmet operations
Net investment income                                         0.56               0.29                 0.20
 ...............................................................................................................
Net realized and unrealized gain (loss) on investments     (  0.23)              0.58             (   0.32)
                                                          ---------        ----------          -----------
 ...............................................................................................................
Total from investment operations                              0.33               0.87             (   0.12)
                                                          ---------        ----------          -----------
 ...............................................................................................................
Less distributions from net investment income              (  0.56)           (  0.29)            (   0.20)
                                                          ---------        ----------          -----------
 ...............................................................................................................
Net asset value end of year                               $   9.42         $     9.65          $      9.07
                                                          ---------        ----------          -----------
 ...............................................................................................................
Total return (a)                                              3.50%              9.76%            (   1.30)%
 ...............................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                     1.74%              1.79%(b)             1.71%(b)
 ...............................................................................................................
 Expenses excluding indirectly paid expenses                    --                 --                   --
 ...............................................................................................................
 Expenses excluding waivers and/or reimbursements             1.74%              1.80%(b)             1.75%(b)
 ...............................................................................................................
 Net investment income                                        5.87%              6.36%(b)             6.70%(b)
 ...............................................................................................................
Portfolio turnover rate                                         23%                 0%                  19%
 ...............................................................................................................
Net assets end of year (thousands)                        $    649         $      350          $       266
 ...............................................................................................................

(a)  Excluding applicable sales charges.
(b)  Annualized.
(c)  The Fund changed its fiscal year end from December 31 to June 30.
(d)  The Fund changed its fiscal year end from June 30 to April 30.

                                   Year            Ten Months            Year
                                   Ended              Ended             Ended
                              April 30, 1998   April 30, 1997 (c)   June 30, 1996
 CLASS  Y SHARES
Net asset value
 beginning of year               $   9.39         $     9.42          $   9.65
                                 --------         ----------          --------
 .................................................................................
Income from investment
 operations
Net investment income                0.63               0.54              0.66
 .................................................................................
Net realized and unrealized
 gain (loss) on investments          0.29            (  0.03)          (  0.23)
                                 --------         ----------          --------
 .................................................................................
Total from investment
 operations                          0.92               0.51              0.43
                                 --------         ----------          --------
 .................................................................................
Less distributions from net
 investment income                (  0.63)           (  0.54)          (  0.66)
                                 --------         ----------          --------
 .................................................................................
Net asset value end of year      $   9.68         $     9.39          $   9.42
                                 --------         ----------          --------
 .................................................................................
Total return                        10.05%              5.52%             4.54%
 .................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                            0.78%              0.73%(a)          0.74%
 .................................................................................
 Expenses excluding
  indirectly paid expenses           0.78%              0.73%(a)            --
 .................................................................................
 Expenses excluding waivers
  and/or reimbursements              0.78%              0.73%(a)          0.74%
 .................................................................................
 Net investment income               6.55%              6.85%(a)          6.86%
 .................................................................................
Portfolio turnover rate                21%                12%               23%
 .................................................................................
Net assets end of year
 (thousands)                     $155,836         $  127,099          $121,569
 .................................................................................



                                                                       September 2, 1993
                                  Six Months             Year           (Commencement of
                                    Ended               Ended         Class Operations) to
                              June 30, 1995 (b)   December 31, 1994    December 31, 1993
 CLASS  Y SHARES
Net asset value
 beginning of year               $     9.07          $    10.05          $     10.25
                                 ----------          ----------          -----------
 .........................................................................................
Income from investment
 operations
Net investment income                  0.34                0.69                 0.25
 .........................................................................................
Net realized and unrealized
 gain (loss) on investments            0.58            (   0.98)            (   0.20)
                                 ----------          ----------          -----------
 .........................................................................................
Total from investment
 operations                            0.92            (   0.29)                0.05
                                 ----------          ----------          -----------
 .........................................................................................
Less distributions from net
 investment income                  (  0.34)           (   0.69)            (   0.25)
                                 ----------          ----------          -----------
 .........................................................................................
Net asset value end of year      $     9.65          $     9.07          $     10.05
                                 ----------          ----------          -----------
 .........................................................................................
Total return                          10.30%           (   2.94)%               0.49%
 .........................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                              0.79%(a)            0.71%                0.48%(a)
 .........................................................................................
 Expenses excluding
  indirectly paid expenses               --                  --                   --
 .........................................................................................
 Expenses excluding waivers
  and/or reimbursements                0.80%(a)            0.75%                0.79%(a)
 .........................................................................................
 Net investment income                 7.31%(a)            7.27%                7.20%(a)
 .........................................................................................
Portfolio turnover rate                   0%                 19%                  39%
 .........................................................................................
Net assets end of year
 (thousands)                     $   16,934          $   15,595          $    14,486
 .........................................................................................

(a)  Annualized.
(b)  The Fund changed its fiscal year end from December 31 to June 30.
(c)  The Fund changed its fiscal year end from June 30 to April 30.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Diversified Bond Fund



                            Schedule of Investments

                                 April 30, 1998





        Principal
        Amount                                                         Value
ASSET-BACKED SECURITIES -- 6.5%
      $3,500,000        Carco Auto Loan Master Trust,
                         Series 1997-1, Class A,
                         (Est. Maturity 2004) (a),
                         6.689%, 8/15/04 .... ..................... $  3,514,770
       3,100,000        Corestates Home Equity Trust,
                         Series 1996-1, Class A4,
                         (Est. Maturity 2003) (a),
                         7.00%, 6/15/12 ...........................    3,137,297
                        Merrill Lynch Mortgage Investors,
                         Incorporated:
             156         Series 1991-D, Class A
                         (Est. Maturity 1998) (a),
                         9.00%, 7/15/11 ...........................          158
       3,203,181         Series 1991-G, Class B
                         (Est. Maturity 2000) (a),
                         9.15%, 10/15/11 ..........................    3,257,218
       1,639,411         Series 1992-B, Class B
                         (Est. Maturity 1999) (a),
                         8.50%, 4/15/12 ...........................    1,642,985
       3,806,330         Series 1992-D, Class B
                         (Est. Maturity 2001) (a),
                         8.50%, 7/15/17 ...........................    4,031,627
       5,000,000         Series 1996-C1, Class B
                         (Est. Maturity 2006) (a),
                         7.42%, 4/25/28 ...........................    5,240,625
       3,300,000        Southern Pacific Secured Assets
                         Corporation,
                         Series 1996-3, Class A4,
                         (Est. Maturity 2002) (a),
                         7.60%, 10/25/27 ..........................    3,377,344
         555,000        University Support Services,
                         Incorporated,
                         (Est. Maturity 1999) (a),
                         8.975%, 11/1/07 ..........................      553,266
       5,000,000        Western Financial Owner Trust,
                         Series 1997-C, Class CTFS,
                         (Est. Maturity 2001) (a),
                         6.30%, 3/20/05 ...........................    4,990,937
       2,100,000        World Omni Automobile Lease,
                         Securitization Trust,
                         Series 1997-A, Class A4,
                         (Est. Maturity 2001) (a),
                         6.90%, 6/25/03 ...........................    2,134,125
       5,000,000        Zale Funding Trust,
                         Series 94-1, Class A2,
                         (Est. Maturity 1999) (a),
                         7.325%, 3/15/03 ..........................    5,070,312
                                                                      ----------
                        Total Asset-Backed Securities
                         (cost $36,167,469)........................   36,950,664
                                                                      ----------
CORPORATE BONDS -- 51.8%
                        Advertising & Related
                         Services -- 1.3%
       2,800,000        Hollinger International,
                         Sr. Notes (Subord.),
                         9.25%, 2/1/06 ............................    2,912,000
       3,000,000        K-III Communications Corporation,
                         Sr. Notes,
                         8.50%, 2/1/06 ............................    3,045,000
       1,250,000        Lamar Advertising Company,
                         Sr. Notes (Subord.),
                         9.625%, 12/1/06 ..........................    1,331,250
                                                                      ----------
                                                                       7,288,250
                                                                      ----------


        Principal
        Amount                                          Value
CORPORATE BONDS -- continued
                        Aerospace & Defense -- 1.6%
      $5,000,000        Northrop Grumman Corporation,
                         Deb.,
                         9.375%, 10/15/24 .........................   $5,903,500
       3,000,000        Raytheon Company,
                         Deb.,
                         6.75%, 3/15/18 ...........................    3,001,950
                                                                      ----------
                                                                       8,905,450
                                                                      ----------
                        Automotive Equipment &
                          Manufacturing -- 0.3%
       2,000,000        Walbro Corporation,
                         Sr. Notes,
                         10.125%, 12/15/07 (c) ......................  2,015,000
                                                                      ----------
                        Building, Construction &
                         Furnishings -- 0.7%
       3,000,000        Glenborough Realty Trust,
                         Sr. Notes,
                         7.625%, 3/15/05 (c) ......................    2,987,344
         750,000        MDC Holdings, Incorporated,
                         Sr. Notes,
                         8.375%, 2/1/08 ...........................      751,875
                                                                      ----------
                                                                       3,739,219
                                                                      ----------
                        Cable / Other Video
                         Distribution -- 0.8%
       2,000,000        Galaxy Telecom, LP,
                         Sr. Notes (Subord.),
                         12.375%, 10/1/05 .........................    2,220,000
       2,000,000        Pegasus Communications
                         Corporation,
                         Series B, Sr. Notes,
                         9.625%, 10/15/05 .........................    2,090,000
                                                                      ----------
                                                                       4,310,000
                                                                      ----------
                        Chemical & Agricultural
                         Products -- 2.0%
       1,450,000         Huntsman Polymers Corporation,
                         Sr. Notes,
                         11.75%, 12/1/04 ..........................    1,595,000
       3,850,000        Occidental Petroleum
                         Corporation,
                         Deb.,
                         9.25%, 8/1/19 ............................    4,675,286
       1,250,000        Polymer Group,
                         Incorporated,
                         Series B, Sr. Notes
                         (Subord.),
                         9.00%, 7/1/07 ............................    1,284,375
       3,500,000        Waste Management,
                         Incorporated,
                         Deb.,
                         7.65%, 3/15/11 ...........................    3,694,355
                                                                      ----------
                                                                      11,249,016
                                                                      ----------
                        Communication Systems &
                         Services -- 0.2%
         950,000        TCI Communications,
                         Incorporated,
                         Deb.,
                         8.75%, 8/1/15 ............................    1,103,501
                                                                      ----------
                        Consumer Products &
                         Services -- 1.9%
       1,000,000        Consumers International,
                         Incorporated,
                         Sr. Secd. Notes,
                         10.25%, 4/1/05 (c) .......................    1,100,000

                                   EVERGREEN
                             Diversified Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                         Value
CORPORATE BONDS -- continued
                        Consumer Products &
                         Services -- continued
     $  2,500,000       Coty, Incorporated,
                         Sr. Notes (Subord.),
                         10.25%, 5/1/05 ...........................  $ 2,650,000
        1,975,000       Dryper's Corporation,
                         Series B, Sr. Notes,
                         10.25%, 6/15/07 ..........................    2,034,250
        2,000,000       ISP Holdings,
                         Incorporated,
                         Series B, Sr. Notes,
                         9.75%, 2/15/02 ...........................    2,112,500
        3,000,000       Scotts and Sons
                         Company,
                         Sr. Notes (Subord.),
                         9.875%, 8/1/04 ...........................    3,206,250
                                                                     -----------
                                                                      11,103,000
                                                                     -----------
                        Diversified Companies -- 1.0%
        5,000,000       Grand Metropolitan Investment
                         Corporation,
                         Guaranteed Sr. Notes,
                         7.45%, 4/15/35 ...........................    5,597,950
                                                                     -----------
                        Finance &
                         Insurance -- 17.4%
        4,750,000       Amsouth
                         Bancorporation,
                         Deb. (Subord.),
                         6.75%, 11/1/25 ...........................    4,881,242
        5,000,000       Commercial Credit
                         Group,
                         Incorporated,
                         Notes,
                         10.00%, 5/15/09 ..........................    6,349,850
        4,000,000       IBJ Preferred Capital
                         Corporation,
                         8.79%, 12/29/49 (c) ......................    3,875,000
        9,000,000       John Hancock Mutual
                         Life
                         Insurance Company,
                         Notes
                         7.375%, 2/15/24 (c) ......................    9,529,470
        4,000,000       Liberty Mutual
                         Insurance Company,
                         Notes,
                         7.697%, 10/15/2097 (c) ...................    4,230,800
       10,500,000       MBIA, Incorporated,
                         Deb.,
                         9.375%, 2/15/11 ..........................   13,004,040
        9,000,000       Mellon Bank Capital
                         II,
                         Series B, Deb.,
                         7.995%, 1/15/27 ..........................    9,523,440
        1,500,000       National Westminster
                         Bancorp,
                         Deb.,
                         9.375%, 11/15/03 .........................    1,708,305
       10,000,000       Nationwide CSN Trust,
                         Sr. Notes, (c),
                         9.875%, 2/15/25 ..........................   11,510,500
                        Paine Webber Group,
                         Incorporated:
        3,000,000        Notes,
                         8.25%, 5/1/02 ............................    3,191,160
        5,000,000        Notes (Subord.),
                         7.75%, 9/1/02 ............................    5,233,700
        6,300,000       Prudential Life
                         Insurance Corporation,
                         Notes,
                         7.125%, 7/1/07 (c) .......................    6,533,919
        3,250,000       Reliance Group
                         Holdings,
                         Incorporated,
                         Sr. Deb. (Subord.),
                         9.75%, 11/15/03 ..........................    3,391,960
        5,250,000       Southtrust Bank,
                         Notes (Subord.),
                         6.565%, 12/15/27 .........................    5,406,450


        Principal
        Amount                                          Value
CORPORATE BONDS -- continued
                        Finance & Insurance -- continued
     $ 10,000,000       SunLife Canada US
                         Capital Trust I,
                         Capital Securities,
                         8.526%, 5/29/49 (c) ......................  $11,125,500
                                                                     -----------
                                                                      99,495,336
                                                                     -----------
                        Food & Beverage
                         Products -- 0.6%
                        Aurora Foods,
                         Incorporated:
        2,000,000        Series B, Sr. Notes (Subord.),
                         9.875%, 2/15/07 ..........................    2,150,000
        1,000,000        Series D, Sr. Notes
                         (Subord.),
                         9.875%, 2/15/07 ..........................    1,075,000
                                                                     -----------
                                                                       3,225,000
                                                                     -----------
                        Gaming -- 1.4%
        3,300,000       Boyd Gaming
                         Corporation,
                         Sr. Notes (Subord.),
                         9.50%, 7/15/07 ...........................    3,489,750
                        Horseshoe Gaming,
                          Series B, Sr. Notes
                         (Subord.):
        1,250,000        9.375%, 6/15/07 .........................     1,340,625
        3,000,000        12.75%, 9/30/00 .........................     3,315,000
                                                                     -----------
                                                                       8,145,375
                                                                     -----------
                        Healthcare Products &
                         Services -- 2.9%
        3,000,000       Bayer Corporation,
                         Notes,
                         7.125%, 10/1/15 (c) ......................    3,130,260
        3,000,000       Boston Scientific
                         Corporation,
                         Notes,
                         6.625%, 3/15/05 ..........................    3,009,600
        2,800,000       Genesis Health
                         Ventures,
                         Incorporated,
                         Sr. Notes (Subord.),
                         9.25%, 10/1/06 ...........................    2,884,000
        5,000,000       Medpartners,
                         Incorporated,
                         Sr. Notes (Subord.),
                         6.875%, 9/1/00 ...........................    4,768,900
        2,550,000       Paragon Health
                         Network,
                         Incorporated,
                         Sr. Notes (Subord.),
                         9.50%, 11/1/07 ...........................    2,588,250
                                                                     -----------
                                                                      16,381,010
                                                                     -----------
                        Industrial Specialty
                         Products &
                            Services -- 0.2%
        1,000,000       Morris Materials
                         Handling,
                         Incorporated,
                         Sr. Notes,
                         9.50%, 4/1/08 (c) ........................      995,000
                                                                     -----------
                        Information Services &
                         Technology -- 1.4%
        3,500,000       Comdisco,
                         Incorporated,
                         Notes,
                         6.125%, 1/15/03 ..........................    3,448,025
        3,800,000       Unisys Corporation,
                         Sr. Notes,
                         11.75%, 10/15/04 .........................    4,370,000
                                                                     -----------
                                                                       7,818,025
                                                                     -----------

                                   EVERGREEN
                             Diversified Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                       Value
CORPORATE BONDS -- continued
                        Leisure & Tourism -- 0.4%
     $  2,250,000       Six Flags Theme Parks, Incorporated,
                         Series A, Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 9.61%) (b),
                         0.00%, 6/15/05 .....................     $ 2,528,438
                                                                  -----------
                        Machinery -- Diversified -- 1.8%
          800,000       Eagle Picher Industrial Incorporated,
                         Sr. Notes (Subord.),
                         9.375%, 3/1/08 (c) .................         814,000
        8,850,000       John Deere Capital Corporation,
                         Deb.,
                         8.625%, 8/1/19 .....................       9,644,730
                                                                  -----------
                                                                   10,458,730
                                                                  -----------
                        Metals & Mining -- 0.2%
        1,500,000       WHX Corporation,
                         Sr. Notes,
                         10.50%, 4/15/05 (c) ................       1,530,000
                                                                  -----------
                        Metal Products & Services -- 0.5%
        2,000,000       AK Steel Corporation,
                         Sr. Notes,
                         10.75%, 4/1/04 .....................       2,137,500
        1,000,000       Ameristeel Corporation,
                         Sr. Notes,
                         8.75%, 4/15/08 (c) .................       1,007,500
                                                                  -----------
                                                                    3,145,000
                                                                  -----------
                        Oil / Energy -- 4.0%
        2,500,000       Atlantic Richfield Company,
                         Deb.,
                         9.875%, 3/1/16 .....................       3,339,525
        2,800,000       Benton Oil and Gas Company,
                         Sr. Notes,
                         9.375%, 11/1/07 ....................       2,800,000
        2,250,000       Cross Timbers Oil Company,
                         Series B, Sr. Notes (Subord.),
                         8.75%, 11/1/09 .....................       2,295,000
        1,050,000       HS Resources, Incorporated,
                         Sr. Notes (Subord.),
                         9.25%, 11/15/06 (e) ................       1,081,500
        3,000,000       Petroleum Geo Services ASA,
                         Sr. Notes,
                         6.625%, 3/30/08 ....................       2,993,490
        2,000,000       R & B Falcon Corporation,
                         Sr. Notes,
                         6.95%, 4/15/08 (c) .................       1,981,600
        1,500,000       Transamerican Energy Corporation,
                         Series B, Sr. Secd. Notes,
                         11.50%, 6/15/02 ....................       1,488,750
                        Transocean Offshore, Incorporated:
        2,500,000         Deb.,
                         8.00%, 4/15/27 .....................       2,833,750
        4,000,000        Notes,
                         7.45%, 4/15/27 .....................       4,302,320
                                                                  -----------
                                                                   23,115,935
                                                                  -----------
                        Publishing, Broadcasting &
                           Entertainment -- 2.3%
        1,800,000       American Lawyer Media,
                         Incorporated,
                         Sr. Notes,
                         9.75%, 12/15/07 (c) ................       1,890,000


        Principal
        Amount                                                      Value
CORPORATE BONDS -- continued
                        Publishing, Broadcasting &
                         Entertainment -- continued
     $  2,000,000       SFX Broadcasting,
                         Incorporated,
                         Series B, Sr. Notes (Subord.),
                         10.75%, 5/15/06 ....................     $ 2,200,000
        3,300,000       Sinclair Broadcast Group,
                         Incorporated,
                         Sr. Notes (Subord.),
                         10.00%, 9/30/05 (e) ................       3,531,000
                        Time Warner, Incorporated:
        7,000,000        Deb. (Eff. Yield 5.74%) (b),
                         0.00%, 1/15/36 .....................       2,326,170
        1,750,000        Deb.,
                         6.95%, 1/15/28 .....................       1,712,550
        1,250,000         Deb.,
                         8.05%, 1/15/16 .....................       1,347,150
                                                                  -----------
                                                                   13,006,870
                                                                  -----------
                        Retailing & Wholesale -- 0.4%
        1,800,000       Sears Roebuck and Company,
                         Notes,
                         10.00%, 2/3/12 .....................       2,370,384
                                                                  -----------
                        Telecommunication Services &
                               Equipment -- 4.2%
       10,250,000       Bellsouth Capital Funding Corporation,
                         Deb.,
                         7.12%, 7/15/2097 ...................      10,753,582
        1,800,000       Centennial Cellular Corporation,
                         Sr. Notes,
                         8.875%, 11/1/01 ....................       1,854,000
        1,800,000       Century Communications Corporation,
                         Sr. Disc. Notes,
                         (Eff. Yield 9.05%) (b),
                         0.00%, 1/15/08 .....................         787,500
        2,500,000       General Electric Capital Corporation,
                         Deb.,
                         8.75%, 5/21/07 .....................       2,924,925
        2,500,000       GTE Florida, Incorporated,
                         Deb.,
                         6.86%, 2/1/28 ......................       2,533,050
        2,000,000       Pacific Bell,
                         Notes,
                         6.125%, 2/15/08 (e) ................       1,977,800
        2,000,000       Talton Holdings, Incorporated,
                         Series B, Sr. Notes,
                         11.00%, 6/30/07 ....................       2,180,000
        1,150,000       Telewest PLC,
                         Sr. Disc. Deb., Step Bond,
                         (Eff. Yield 9.82%) (b),
                         0.00%, 10/1/07 .....................         925,750
                                                                  -----------
                                                                   23,936,607
                                                                  -----------
                        Textile & Apparel -- 0.5%
        2,800,000       Delta Mills, Incorporated,
                         Series B, Sr. Notes,
                         9.625%, 9/1/07 .....................       2,856,000
                                                                  -----------
                        Transportation -- 3.8%
        2,000,000       Airplanes Pass Through Trust,
                         Series 1, Class D,
                         10.875%, 3/15/19 ...................       2,253,160
        2,000,000       Coach USA, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         9.375%, 7/1/07 .....................       2,080,000

                                   EVERGREEN
                             Diversified Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                           Value
CORPORATE BONDS -- continued
                         Transportation -- continued
     $  7,000,000        Golden State Petroleum
                         Transportation Corporation,
                         1st Mtge. Notes,
                         8.04%, 2/1/19 .......................     $ 7,319,375
        2,000,000        Hayes Wheels International,
                         Series B, Sr. Notes (Subord.),
                         9.125%, 7/15/07 .....................       2,110,000
        2,700,000        Hvide Marine, Incorporated,
                         Sr. Notes,
                         8.375%, 2/15/08 (c) .................       2,629,125
        5,250,000        Norfolk Southern Corporation,
                         Notes,
                         7.05%, 5/1/37 .......................       5,533,658
                                                                   -----------
                                                                    21,925,318
                                                                   -----------
                         Total Corporate Bonds
                         (cost $287,934,003)..................     296,244,414
                                                                   -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.8%
        5,000,000        Credit Suisse First Boston Mortgage,
                         Series 1997-C1, Class A1C,
                         (Est. Maturity 2006) (a),
                         7.24%, 4/20/07 ......................       5,215,625
        6,249,571        Criimi Mae Financial Corporation,
                         Series 1, Class A,
                         (Est. Maturity 2004) (a),
                         7.00%, 1/1/33 .......................       6,241,759
        1,000,000        FFCA Secured Lending Corporation,
                         Series 1997-1, Class B1,
                         (Est. Maturity 2009) (a),
                         7.74%, 6/18/13 ......................       1,057,344
                         FHA Charles River Mortgage,
                          (Est. Maturity 2001) (a):
        6,719,219         9.125%, 8/1/34 .....................       7,235,591
        4,987,979         10.25%, 8/1/34 .....................       5,284,166
        5,000,000        FHLMC,
                         Series 47, Class A,
                         (Est. Maturity 2004) (a),
                         5.00%, 2/25/22 ......................       4,617,188
        2,708,038        Financial Asset Securitization
                         Incorporated,
                         Series 1997-NAM2, Class B2,
                         (Est. Maturity 2005) (a),
                         7.88%, 7/25/27 ......................       2,758,374
       12,510,527        FNMA,
                         Series 1993-248, Class SA,
                         (Est. Maturity 2004) (a),
                         4.068%, 8/25/23 .....................      10,507,216
        3,745,000        GE Capital Mortgage Services
                         Incorporated,
                         Series 1994-27, Class A6,
                         (Est. Maturity 2014) (a),
                         6.50%, 7/25/24 ......................       3,533,145
        9,871,803        Independent National Mortgage
                         Corporation,
                         Series 1997-A, Class A,
                         (Est. Maturity 2004) (a),
                         7.79%, 12/26/26 (c) .................       9,926,666
        1,059,428        KS Mortgage Capital, LP,
                         Series 1995-1, Class A1,
                         (Est. Maturity 2001) (a),
                         7.24%, 4/20/02 (c) ..................       1,067,042
        2,064,103        Marine Midland Bank,
                         Series 1991-3, Class B1,
                         (Est. Maturity 1998) (a),
                         8.00%, 12/25/22 .....................       2,072,488


        Principal
        Amount                                                           Value
COLLATERALIZED MORTGAGE OBLIGATIONS -- continued
     $  3,000,000        Merrill Lynch Mortgage Investors,
                         Incorporated,
                         Series 1997-C2, Class B,
                         (Est. Maturity 2008) (a),
                         6.63%, 12/10/29 .....................     $ 3,037,969
        2,700,000        Merrill Lynch Trust,
                         Series 35, Class G,
                         (Est. Maturity 2001) (a),
                         8.45%, 11/1/18 ......................       2,816,424
          923,825        Mid State Trust,
                         Series 6, Class A3,
                         (Est. Maturity 2005) (a),
                         7.54%, 7/1/35 .......................         941,821
        3,300,000        Morgan Stanley Capital I Incorporated,
                         Commercial Mtge. Certificate
                         Series 1997-C1, Class B,
                         (Est. Maturity 2007) (a),
                         7.69%, 2/15/20 ......................       3,539,250
        1,000,000        Nomura Asset Securities Corporation,
                         Series 1998-D6, Class A3,
                         (Est. Maturity 2013) (a),
                         6.98%, 3/17/28 (c) ..................       1,008,750
       12,204,557        Nomura Depositor Trust,
                         Series 1998-STIA, Class A1,
                         (Est. Maturity 2003) (a),
                         5.91%, 1/15/03 ......................      12,254,138
                         Paine Webber Mortgage Acceptance
                         Corporation IV:
        2,808,487         Series 1993-4, Class M1
                         (Est. Maturity 2003) (a),
                         7.50%, 5/25/23 ......................       2,833,939
           95,987         Series 1993-5, Class A3
                         (Est. Maturity 1998) (a),
                         6.875%, 6/25/08 .....................          95,689
                         PNC Mortgage Securities Corporation:
        6,825,948         Series 1997-4, Class 2PP1,
                         (Est. Maturity 2000) (a),
                         7.50%, 7/25/27 ......................       6,892,074
        2,482,051         Series 1997-4, Class 2PP3,
                         (Est. Maturity 2008) (a),
                         7.25%, 7/25/27 ......................       2,467,345
        5,000,000        Residential Asset Securitization Trust,
                         Series 1996-A3, Class A9,
                         (Est. Maturity 2004) (a),
                         7.50%, 7/25/26 ......................       5,089,062
        1,500,000        Resolution Trust Corporation,
                         Series 1995-1, Class A2C,
                         (Est. Maturity 1999) (a),
                         7.50%, 10/25/28 .....................       1,518,516
                                                                   -----------
                         Total Collateralized Mortgage
                         Obligations (cost $99,014,033).......     102,011,581
                                                                   -----------
FOREIGN BONDS (U.S. DOLLARS) -- 7.2%
        2,650,000        Aztec Holdings SA DE CV,
                         Sr. Secd. Notes,
                         11.00%, 6/15/02 .....................       2,742,750
          500,000        Eletson Holdings, Incorporated,
                         1st Preferred Mtge. Notes,
                         9.25%, 11/15/03 .....................         512,500
        1,175,000        Fundy Cable Ltd.,
                         Sr. Secd. 2nd Priority Notes,
                         11.00%, 11/15/05 ....................       1,298,375
        3,000,000        Glencore Nickel Property,
                         Sr. Secd. Bonds,
                         9.00%, 12/1/14 (c) ..................       2,955,000

                                   EVERGREEN
                             Diversified Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                          Value
FOREIGN BONDS (U.S. DOLLARS) -- continued
$     750,000            Globo Communicacoes,
                         10.625%, 12/5/08 (c) ...............     $  757,500
    1,000,000            Great Central Mines Ltd.,
                         Sr. Notes,
                         8.875%, 4/1/08 (c) .................        998,750
    3,500,000            Grupo Televisa SA DE CV,
                         Sr. Notes,
                         11.875%, 5/15/06 (e) ...............      3,990,000
    2,000,000            Microcell Telecommunications,
                         Series B, Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 9.68%) (b),
                         0.00%, 6/1/06 (e) ..................      1,500,000
    7,000,000            Republic of Colombia,
                         8.625%, 4/1/08 .....................      6,949,390
      650,000            Rogers Cablesystems Limited,
                         Sr. Secd. 2nd Priority Notes,
                         10.00%, 3/15/05 ....................        715,000
    1,800,000            Rogers Communications
                         Incorporated,
                         Sr. Notes,
                         8.875%, 7/15/07 ....................      1,809,000
      750,000            Satelites Mexicanos SA DE CV,
                         Sr. Notes,
                         10.125%, 11/1/04 (c) ...............        763,125
    5,000,000            South Africa Republic,
                         8.50%, 6/23/17 .....................      4,843,000
    2,750,000            Stena AB,
                         Sr. Notes,
                         10.50%, 12/15/05 ...................      3,011,250
    1,500,000            TBS Shipping International
                         1st Mtge. Notes,
                         10.00%, 5/1/05 (c) .................      1,393,860
    2,000,000            Tevecap SA,
                         Sr. Notes,
                         12.625%, 11/26/04 ..................      2,010,000
    5,000,000            YPF Sociedad Anonima,
                         Sr. Notes,
                         7.25%, 3/15/03 .....................      4,959,450
                                                                  ----------
                         Total Foreign Bonds (U.S. Dollars)
                         (cost $40,802,663)..................     41,208,950
                                                                  ----------
FOREIGN BONDS (NON U.S. DOLLARS) -- 9.1%
                         Greece (Republic of):
    7,200,000             Deb.,
          DEM             6.75%, 11/13/06 ...................      4,323,089
1,840,000,000             Deb.,
          GRD             8.60%, 3/26/08 ....................      6,130,602
  154,402,000            Nykredit,
          DKK             6.00%, 10/1/26 ....................     22,141,073
   98,000,000            Realkredit Danmark,
          DKK             6.00%, 10/1/26 ....................        14,091,756
   60,000,000            Skandinaviska Enskilda,
          SEK             (Eff. Yield 7.14%) (b),
                         0.00%, 5/26/33 .....................      5,214,000
                                                                  ----------
                         Total Foreign Bonds (Non U.S. Dollars)
                         (cost $50,906,663)..................     51,900,520
                                                                  ----------


        Principal
        Amount                                                          Value
MUNICIPAL BONDS -- 0.8%
 (cost $4,135,689)
$   4,135,689            Los Angeles, California, Improvement
                         Bond Act,
                         Assessment District #1,
                         8.48%, 9/2/15 (c) ..................     $4,483,345
                                                                  ----------
U.S. TREASURY OBLIGATIONS -- 7.5%
   21,050,000            U.S. Treasury Bond STRIPS
                         (Eff.Yield 8.71%) (b),
                         0.00%, 11/15/21 (c) (e) ............      5,058,526
                         U.S. Treasury Bonds:
   19,250,000             6.125%, 11/15/27 .................      19,695,060
   10,700,000             6.375%, 8/15/27 ..................      11,258,433
                         U.S. Treasury Notes:
    6,000,000             6.125%, 8/15/07 ..................       6,162,180
      500,000             6.625%, 5/15/07 ..................         530,155
                                                                  ----------
                         Total U.S. Treasury Obligations
                         (cost $42,117,904)..................     42,704,354
                                                                  ----------


    Shares
PREFERRED STOCKS -- 0.8%
 16,000      Adelphia Communications
             Corporation ................        1,904,000
100,000      California Federal Preferred
             Capital Corporation ........        2,700,000
                                              ------------
             Total Preferred Stocks
             (cost $4,275,000)...........        4,604,000
                                              ------------
MUTUAL FUND SHARES -- 1.5% (cost $8,642,617)
8,642,617    Navigator Prime Portfolio (f)       8,642,617
                                              ------------


   Principal
   Amount
REPURCHASE AGREEMENT -- 0.5% (cost $2,705,000)
$ 2,705,000    Keystone Joint Repurchase
               Agreement (Investments in
               repurchase agreements, in a joint
               trading account, dated 4/30/98,
               maturity value $2,705,415) (d),
               5.52%, 5/1/98 ...........................        2,705,000
                                                                ---------
               Total Investments --
               (cost $576,701,041)..........       103.5%     591,455,445
               Other Assets and
               Liabilities -- net ..........       ( 3.5)     (19,766,551)
                                                   -----      -----------
               Net Assets ..................       100.0%    $571,688,894
                                                   =====     ============

                                   EVERGREEN
                             Diversified Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998

(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO"), an adjustable rate mortgage security or an asset-backed security is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at April 30, 1998.
(e)  A portion of this security is currently on loan (see Note 4).
(f)  Represents investment of cash collateral received for securities on loan.




Legend of Portfolio Abbreviations:
DEM     Deutsche Mark
DKK     Danish Krone
FFCA    Federal Farm Credit Association
FHA     Federal Housing Authority
FHLMC   Federal Home Loan Mortgage Corporation
FNMA    Federal National Mortgage Association
GRD     Greek Drachma
SEK     Swedish Krona
STRIPS  Separate Trading of Registered Interest and Principal of Securities



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


Forward foreign currency exchange contracts to sell:

Exchange                                      U.S. $ Value at     In Exchange     Net Unrealized
 Date        Contracts to Deliver              April 30, 1998      for U.S. $      Depreciation
-------      ------------------------------   -----------------   -------------   ---------
6/26/98         8,115,000   Deutsche Mark      4,536,497           4,460,580      $ (75,917)
7/16/98       251,844,000   Danish Krone      36,937,114          36,816,607       (120,507)
                                                                                  ---------
                                                                                  $(196,424)
                                                                                  =========

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund



                            Schedule of Investments

                                 April 30, 1998




        Principal
        Amount                                           Value
CORPORATE BONDS -- 76.2%
                         Automotive Equipment &
                          Manufacturing -- 2.0%
$ 5,833,000              Exide Corporation,
                         Sr. Notes (Subord.),
                         2.90%, 12/15/05 (d) ......................   $3,616,460
  7,000,000              Walbro Corporation,
                         Sr. Notes,
                         10.125%, 12/15/07 (d) ....................    7,052,500
                                                                      ----------
                                                                      10,668,960
                                                                      ----------
                         Cable / Other Video
                          Distribution -- 10.2%
  5,500,000              Acme Television LLC,
                         Series B, Sr. Disc.
                         Notes,
                         Step Bond,
                         (Eff. Yield 10.49%)
                         (c),
                         0.00%, 9/30/04 ...........................    4,510,000
                         Adelphia Communications
                         Corporation, Sr. Notes,
                         Series B:
  5,710,000               9.875%, 3/1/07 ..........................    6,166,800
    750,000               10.50%, 7/15/04 .........................      813,750
  7,000,000              Benedek Communications
                         Corporation,
                         Sr. Disc. Notes, Step
                         Bond,
                         (Eff. Yield 11.79%)
                         (c),
                         0.00%, 5/15/06 ...........................    5,547,500
  5,000,000              Charter Communications,
                         LP,
                         Series B, Sr. Notes,
                         11.25%, 3/15/06 ..........................    5,512,500
  5,250,000              Galaxy Telecom LP,
                         Sr. Notes (Subord.),
                         12.375%, 10/1/05 .........................    5,827,500
  6,000,000              Iridium Capital
                         Corporation,
                         Series B, Sr. Notes,
                         14.00%, 7/15/05 ..........................    6,750,000
  5,500,000              Lodgenet Entertainment
                         Corporation,
                         Sr. Notes,
                         10.25%, 12/15/06 .........................    5,706,250
  5,000,000              Pegasus Communications
                         Corporation,
                         Series B, Sr. Notes,
                         9.625%, 10/15/05 .........................    5,225,000
  5,000,000              Star Choice
                         Communications,
                         Incorporated,
                         Sr. Notes,
                         13.00%, 12/15/05 (d) .....................    5,075,000
  3,000,000              United International
                         Holdings
                         Incorporated,
                         Series B, Sr. Disc.
                         Notes,
                         Step Bond,
                         (Eff. Yield 9.77%) (c),
                         0.00%, 2/15/08 ...........................    1,897,500
                                                                      ----------
                                                                      53,031,800
                                                                      ----------
                         Chemical & Agricultural
                               Products -- 1.0%
  3,100,000              Polymer Group,
                         Incorporated,
                         Series B, Sr. Notes
                         (Subord.),
                         9.00%, 7/1/07 ............................    3,185,250
  2,000,000              Texas Petrochemical
                         Corporation,
                         Series B, Sr. Notes
                         (Subord.),
                         11.125%, 7/1/06 ..........................    2,200,000
                                                                      ----------
                                                                       5,385,250
                                                                      ----------


        Principal
        Amount                                           Value
CORPORATE BONDS -- continued
                         Consumer Products &
                               Services -- 6.3%
                         Affinity Group,
                         Incorporated:
$ 4,000,000               Sr. Notes,
                         11.00%, 4/1/07 ...........................   $4,360,000
  1,000,000               Sr. Notes (Subord.),
                         11.50%, 10/15/03 .........................    1,058,750
  5,000,000              Apcoa Incorporated,
                         Sr. Notes (Subord.),
                         9.25%, 3/15/08 (d) .......................    4,987,500
                         Dryper's Corporation,
                         Sr. Notes:
  2,000,000               10.25%, 6/15/07 (d) .....................    2,080,000
  2,950,000               Series B,
                         10.25%, 6/15/07 ..........................    3,038,500
  4,500,000              French Fragrances,
                         Incorporated,
                         Series B, Sr. Notes,
                         10.375%, 5/15/07 .........................    4,747,500
  4,000,000              Global Health Sciences,
                         Incorporated,
                         Sr. Notes,
                         11.00%, 5/1/08 (d) .......................    3,920,000
 10,935,000              Revlon Worldwide
                         Corporation,
                         Series B, Sr. Secd.
                         Disc. Notes,
                         Step Bond,
                         (Eff. Yield 9.82%) (c),
                         0.00%, 3/15/01 ...........................    8,365,275
                                                                      ----------
                                                                      32,557,525
                                                                      ----------
                         Electrical Equipment &
                               Services -- 0.8%
  4,000,000              Samsung Electronics,
                         Incorporated,
                         Sr. Notes,
                         9.75%, 5/1/03 (d) ........................    4,000,000
                                                                      ----------
                         Environmental
                         Services -- 1.0%
  7,000,000              Allied Waste
                         Industries,
                         Incorporated,
                         Sr. Disc. Notes, Step
                         Bond,
                         (Eff. Yield 9.85%) (c),
                         0.00%, 6/1/07 ............................    5,162,500
                                                                      ----------
                         Finance &
                         Insurance -- 0.6%
  3,000,000              Unicco Service Company,
                         Sr. Notes (Subord.),
                         9.875%, 10/15/07 (d) .....................    3,067,500
                                                                      ----------
                         Food & Beverage Products -- 2.8%
  5,000,000              Aurora Foods,
                         Incorporated,
                         Series D, Sr. Notes
                         (Subord.),
                         9.875%, 2/15/07 ..........................    5,375,000
  3,500,000              RAB Enterprises,
                         Incorporated,
                         Sr. Notes,
                         10.50%, 5/1/05 (d) .......................    3,500,000
  5,000,000              Sun World
                         International,
                         Incorporated,
                         Series B, 1st Mtge.
                         Notes,
                         11.25%, 4/15/04 ..........................    5,450,000
                                                                      ----------
                                                                      14,325,000
                                                                      ----------

                                   EVERGREEN
                              High Yield Bond Fund



                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                          Value
CORPORATE BONDS -- continued
                              Gaming -- 2.8%
$ 2,000,000              Ameristar Casinos,
                         Incorporated,
                         Series B, Sr. Notes
                         (Subord.),
                         10.50%, 8/1/04 ..........................    $2,120,000
  5,750,000              Boyd Gaming
                         Corporation,
                         Sr. Notes (Subord.),
                         9.50%, 7/15/07 ..........................     6,080,625
  5,750,000              Horseshoe Gaming,
                         Series B, Sr. Notes
                         (Subord.),
                         9.375%, 6/15/07 .........................     6,166,875
                                                                      ----------
                                                                      14,367,500
                                                                      ----------
                         Healthcare Products &
                            Services -- 0.8%
  4,000,000              Genesis Health,
                         Sr. Notes (Subord.),
                         9.75%, 6/15/05 ..........................     4,180,000
                                                                      ----------
                         Industrial Specialty
                         Products &
                            Services -- 1.0%
  5,000,000              Morris Material
                         Handling,
                         Incorporated,
                         Sr. Notes,
                         9.50%, 4/1/08 (d) .......................     4,975,000
                                                                      ----------
                         Information Services &
                          Technology -- 1.1%
  5,000,000              Unisys Corporation,
                         Sr. Notes,
                         11.75%, 10/15/04 ........................     5,750,000
                                                                      ----------
                         Leisure &
                         Tourism -- 2.4%
  5,000,000              Cinemark USA,
                         Incorporated,
                         Series B, Sr. Notes
                         (Subord.),
                         9.625%, 8/1/08 ..........................     5,225,000
  5,000,000              Premier Cruise Ltd.,
                         Sr. Notes,
                         11.00%, 3/15/08 (d) .....................     5,025,000
  2,150,000              Six Flags Theme Parks,
                         Incorporated,
                         Series A, Sr. Notes
                         (Subord.),
                         Step Bond,
                         (Eff. Yield 10.70%)
                         (c),
                         12.25%, 6/15/05 .........................     2,416,062
                                                                      ----------
                                                                      12,666,062
                                                                      ----------
                         Machinery -- Diversifi
                         -- 1.6%
  3,750,000              Eagle Picher
                         Industries,
                         Incorporated,
                         Sr. Notes (Subord.),
                         9.375%, 3/1/08 (d) ......................     3,815,625
  4,000,000              Motors and Gears,
                         Incorporated,
                         Series D, Sr. Notes,
                         10.75%, 11/15/06 ........................     4,355,000
                                                                      ----------
                                                                       8,170,625
                                                                      ----------


        Principal
        Amount                                                         Value
CORPORATE BONDS -- continued
                         Metals &
                         Mining -- 3.3%
$ 5,000,000              Acme Metals,
                         Incorporated,
                         Sr. Notes,
                         10.875%, 12/15/07 (d).....................   $4,962,500
  5,050,000              Anker Coal Group,
                         Incorporated,
                         Series B, Sr. Notes,
                         9.75%, 10/1/07 ...........................    4,860,625
  2,500,000              JTM Industries,
                         Incorporated,
                         Sr. Notes (Subord.),
                         10.00%, 4/15/08 (d) ......................    2,525,000
  5,000,000              NSM Steel, Incorporated,
                         Sr. Mtge. Notes,
                         12.00%, 2/1/06 (d) .......................    4,737,500
                                                                      ----------
                                                                      17,085,625
                                                                      ----------
                         Oil / Energy -- 9.8%
  5,000,000              Benton Oil and Gas
                         Company,
                         Sr. Notes,
                         9.375%, 11/1/07 ..........................    5,000,000
  4,000,000              Chiles Offshore LLC,
                         Sr. Notes,
                         10.00%, 5/1/08 (d) .......................    4,030,000
  4,700,000              Cross Timbers Oil
                         Company,
                         Series B, Sr. Notes
                         (Subord.),
                         8.75%, 11/1/09 ...........................    4,794,000
  4,750,000              Energy Corporation of
                         America,
                         Series A, Sr. Notes
                         (Subord.),
                         9.50%, 5/15/07 ...........................    4,761,875
  4,850,000              Giant Industries,
                         Incorporated,
                         Sr. Notes (Subord.),
                         9.00%, 9/1/07 ............................    4,995,500
  5,000,000              Gothic Production
                         Corporation,
                         Sr. Notes,
                         11.125%, 5/1/05 (d) ......................    5,068,750
  3,000,000              Houston Exploration
                         Company,
                         Sr. Notes (Subord.),
                         8.625%, 1/1/08 (d) .......................    3,000,000
  7,700,000              HS Resources,
                         Incorporated,
                         Sr. Notes (Subord.),
                         9.25%, 11/15/06 ..........................    7,931,000
  4,940,000              Rutherford Moran Oil Corporation,
                         Sr. Notes (Subord.),
                         10.75%, 10/1/04 ..........................    5,261,100
  5,500,000              Transamerican Refining
                         Corporation,
                         Sr. Notes (Subord.),
                         16.00%, 6/30/03 ..........................    5,912,500
                                                                      ----------
                                                                      50,754,725
                                                                      ----------
                         Paper &
                         Packaging -- 1.9%
  4,150,000              Printpack,
                         Incorporated,
                         Series B, Sr. Notes
                         (Subord.),
                         10.625%, 8/15/06 .........................    4,482,000
  5,000,000              Riverwood
                         International
                         Corporation,
                         Sr. Notes,
                         10.25%, 4/1/06 ...........................    5,175,000
                                                                      ----------
                                                                       9,657,000
                                                                      ----------

                                   EVERGREEN
                              High Yield Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                        Value
CORPORATE BONDS -- continued
                         Publishing, Broadcasting &
                           Entertainment -- 3.7%
$ 5,000,000              American Lawyer Media,
                         Incorporated,
                         Sr. Notes,
                         9.75%, 12/15/07 (d) ..............     $ 5,250,000
  4,000,000              Big Flower Press Holdings,
                         Incorporated,
                         Sr. Notes (Subord.),
                         8.875%, 7/1/07 ...................       4,120,000
  6,925,000              Capstar Broadcasting Partners,
                         Sr. Disc. Notes,
                         12.75%, 2/1/09 ...................       5,159,125
  8,000,000              Nextel International, Incorporated,
                         Sr. Disc. Notes, Step Bond,
                         (Eff. Yield 10.00%) (c),
                         0.00%, 4/15/08 (d) ...............       4,920,000
                                                                -----------
                                                                 19,449,125
                                                                -----------
                         Retailing & Wholesale -- 5.4%
  5,000,000              Advance Stores Company,
                         Sr. Notes (Subord.),
                         10.25%, 4/15/08 (d) ..............       5,075,000
  4,350,000              AFC Enterprises, Incorporated,
                         Sr. Notes (Subord.),
                         10.25%, 5/15/07 ..................       4,567,500
  3,500,000              FRD Acquisition Company,
                         Series B, Sr. Notes,
                         12.50%, 7/15/04 ..................       3,867,500
  3,000,000              Friendly's Ice Cream Corporation,
                         Sr. Notes,
                         10.50%, 12/1/07 ..................       3,202,500
  5,750,000              Pamida, Incorporated,
                         Sr. Notes (Subord.),
                         11.75%, 3/15/03 ..................       5,922,500
  5,000,000              Perkins Family Restaurant,
                         Series B, Sr. Notes,
                         10.125%, 12/15/07 ................       5,300,000
                                                                -----------
                                                                 27,935,000
                                                                -----------
                         Telecommunication Services &
                              Equipment -- 11.6%
  5,000,000              Centennial Cellular Corporation,
                         Sr. Notes,
                         8.875%, 11/1/01 ..................       5,150,000
  4,000,000              Econophone, Incorporated,
                         Sr. Notes,
                         13.50%, 7/15/07 ..................       4,520,000
  2,000,000              GST Telecommunications,
                         Incorporated,
                         Sr. Notes (Subord.),
                         12.75%, 11/15/07 .................       2,380,000
  2,000,000              Hyperion Telecommunications,
                         Incorporated,
                         Series B, Sr. Notes,
                         12.25%, 9/1/04 ...................       2,220,000
  5,000,000              Intermedia Capital Partners,
                         Sr. Notes,
                         11.25%, 8/1/06 ...................       5,612,500
  2,500,000              Jordan Telecommunication Products,
                         Series B, Sr. Notes,
                         9.875%, 8/1/07 ...................       2,631,250
    750,000              Metronet Communications
                         Corporation,
                         Sr. Notes,
                         12.00%, 8/15/07 ..................         862,500


        Principal
        Amount                                                        Value
CORPORATE BONDS -- continued
                         Telecommunication Services &
                         Equipment -- continued
$ 4,500,000              Mobile Telecommunication
                         Technology,
                         Sr. Notes,
                         13.50%, 12/15/02 .................     $ 5,276,250
  4,000,000              Paging Network Incorporated,
                         Sr. Notes (Subord.),
                         10.00%, 10/15/08 .................       4,160,000
  3,500,000              Price Communications Cellular,
                         Series B, Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 12.45%) (c),
                         0.00%, 8/1/07 ....................       2,445,625
  5,750,000              Pricecellular Wireless Corporation,
                         Sr. Disc. Notes, Step Bond,
                         (Eff. Yield 10.64%) (c),
                         0.00%, 10/1/03 ...................       6,210,000
  3,500,000              RCN Corporation,
                         Sr. Notes,
                         10.00%, 10/15/07 .................       3,701,250
  6,025,000              Talton Holdings, Incorporated,
                         Series B, Sr. Notes,
                         11.00%, 6/30/07 ..................       6,567,250
  5,000,000              USN Communications, Incorporated,
                         Series B, Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 10.23%) (c),
                         0.00%, 8/15/04 ...................       4,106,250
  5,500,000              Winstar Communications,
                         Incorporated,
                         Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 9.78%) (c),
                         0.00%, 10/15/05 ..................       4,427,500
                                                                -----------
                                                                 60,270,375
                                                                -----------
                         Textile & Apparel -- 1.1%
  5,460,000              Delta Mills, Incorporated,
                         Series B, Sr. Notes,
                         9.625%, 9/1/07 ...................       5,569,200
                                                                -----------
                          Transportation -- 5.0%
  5,500,000              Ermis Maritime Holdings Limited,
                         1st Mtge. Notes,
                         12.50%, 3/15/06 (d) ..............       5,445,000
  4,000,000              Global Ocean Carriers Limited,
                         Sr. Notes,
                         10.25%, 7/15/07 ..................       3,740,000
  4,500,000              Hvide Marine, Incorporated,
                         Sr. Notes,
                         8.375%, 2/15/08 (d) ..............       4,381,875
  4,250,000              Pegasus Shipping Hellas Limited,
                         Sr. Notes,
                         11.875%, 11/15/04 (d) ............       4,207,500
                          Trans World Airlines, Incorporated:
  3,000,000               Notes,
                         11.375%, 3/1/06 (d) ..............       3,000,000
  5,000,000               Sr. Notes,
                         11.50%, 12/15/04 .................       5,237,500
                                                                -----------
                                                                 26,011,875
                                                                -----------
                          Total Corporate Bonds
                         (cost $383,337,549)...............     395,040,647
                                                                -----------

                                   EVERGREEN
                              High Yield Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998


      Principal
       Amount                                                       Value
FOREIGN BONDS (U.S. DOLLARS) -- 6.0%
$ 5,000,000           Algoma Steel, Incorporated,
                      1st Mtge. Notes,
                      12.375%, 7/15/05 ....................     $5,875,000
  1,675,000           Aztec Holdings SA DE CV,
                      Sr. Secd. Notes,
                      11.00%, 6/15/02 .....................      1,733,625
  2,000,000           Consorcio Ecuatoriano,
                      Series B, Notes,
                      14.00%, 5/1/02 ......................      2,040,000
  5,000,000           Glencore Nickel Property,
                      Sr. Secd. Bonds,
                      9.00%, 12/1/14 (d) ..................      4,925,000
  5,000,000           Great Central Mines Ltd.,
                      Sr. Notes,
                      8.875%, 4/1/08 (d) ..................      4,993,750
  3,000,000           Grupo Televisa SA DE CV,
                      Sr. Disc. Notes, Step Bond,
                      (Eff. Yield 10.61%) (c),
                      0.00%, 5/15/08 ......................      2,392,500
  3,500,000           Microcell Telecommunications,
                      Series B, Sr. Disc. Notes,
                      Step Bond,
                      (Eff. Yield 9.68%) (c),
                      0.00%, 6/1/06 .......................      2,625,000
  2,900,000           Satelites Mexicanos SA DE CV,
                      Sr. Notes,
                      10.125%, 11/1/04 (d) ................      2,950,750
  3,500,000           TV Azteca SA DE CV,
                      Series B, Sr. Notes,
                      10.50%, 2/15/07 .....................      3,675,000
                                                                ----------
                       Total Foreign Bonds (U.S. Dollars)
                      (cost $30,539,269)...................     31,210,625
                                                                ----------
FOREIGN BONDS (NON U.S. DOLLARS) -- 1.9%
  3,500,000           Colt Telecom Group PLC,
        DEM            Sr. Notes,
                      8.875%, 11/30/07 ....................      2,106,378
  9,500,000           Microcell Telecommunications,
        CAD            Series B, Sr. Disc. Notes,
                      Step Bond,
                      (Eff. Yield 10.23%) (c),
                      0.00%, 10/15/07 .....................      4,301,724
  5,000,000           Rogers Communications,
        CAD            Incorporated,
                      Sr. Notes,
                      8.75%, 7/15/07 ......................      3,510,612
                                                                ----------
                       Total Foreign Bonds (Non U.S. Dollars)
                      (cost $9,822,218)....................      9,918,714
                                                                ----------


    Shares
COMMON STOCKS AND WARRANTS -- 0.9%
              Aerospace &
              Defense -- 0.0%
   76,000     CHC Helicopter
              Corporation,
              Warrants (a) ..............................     228,000
                                                              -------
              Automotive Equipment &
               Manufacturing -- 0.0%
    9,500     Chatwins Group,
              Incorporated,
              Warrants (a) ..............................       9,500
                                                              -------
              Cable / Other Video
                Distribution -- 0.1%
  115,800     Star Choice
              Communications,
              Warrants (a) ..............................     262,287
                                                              -------


   Shares                                                          Value
COMMON STOCKS AND WARRANTS -- continued
               Food & Beverage
               Products -- 0.0%
   131,250     Specialty Foods
               Acquisition
               Corporation,
               Common Stock (a) .........................     $    6,562
                                                              ----------
                       Gaming -- 0.6%
               Casino America,
               Incorporated:
   254,790      Common Stock (a) ........................        895,746
    47,778      Warrants (a) (b) ........................            478
   410,062     Colorado Gaming and
               Entertainment
               Company,
               Common Stock (a) (f) .....................      2,255,341
10,775,000     Gold River Hotel and
               Casino
               Corporation,
               Common Stock (a) (b) .....................        107,750
                                                              ----------
                                                               3,259,315
                                                              ----------
               Telecommunication
               Services &
                    Equipment -- 0.2%
     4,000     Econophone,
               Incorporated,
               Warrants (a) (d) .........................         96,000
       750     Metronet
               Communications
               Corporation,
               Warrants (a) (d) .........................          3,000
                Nextel
               Communications,
               Incorporated:
    10,843      Common Stock, Class A (a) (d) ...........        310,720
     9,510      Warrants (a) (d) ........................         99,855
    25,800     Price Communications
               Cellular,
               Warrants (a) .............................        499,875
                                                              ----------
                                                               1,009,450
                                                              ----------
                Total Common Stocks
               and Warrants
               (cost $5,955,782).........................      4,775,114
                                                              ----------
PREFERRED STOCKS -- 5.0%
               Cable / Other Video
                 Distribution -- 0.6%
    28,500     Adelphia
               Communications
               Corporation,
               Series B .................................      3,391,500
                                                              ----------
                  Engineering -- 1.3%
    57,351     CSC Holdings,
               Incorporated,
               Series M (a) .............................      6,595,380
                                                              ----------
               Finance &
               Insurance -- 2.7%
    24,562     Ampex Incorporated (a) (b) ...............     12,452,934
    12,800     Sinclair Capital .........................      1,459,200
                                                              ----------
                                                              13,912,134
                                                              ----------
               Publishing,
               Broadcasting &
                Entertainment -- 0.4%
    20,000     Primedia,
               Incorporated,
               Series F (a) .............................      2,040,000
                                                              ----------
               Total Preferred Stocks
               (cost $34,820,332)........................     25,939,014
                                                              ----------

                                   EVERGREEN
                              High Yield Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998


    Principal
     Amount                                             Value
REPURCHASE AGREEMENT -- 3.4%  (cost $17,343,000)
 $ 17,343,000   Keystone Joint Repurchase
                Agreement (Investments in
                repurchase agreements, in a joint
                trading account, dated 4/30/98,
                maturity value $17,345,661) (e),
                5.52%, 5/1/98 ..................    $ 17,343,000
                                                    ------------
                Total Investments --
                (cost $481,818,150)....  93.4%       484,227,114
                Other Assets and
                Liabilities -- net ....   6.6         34,261,460
                                        -----       ------------
                Net Assets ............ 100.0%      $518,488,574
                                        =====       ============


(a)  Non-income-producing security.
(b) All or a portion of these securities are either (1) restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. At April 30, 1998, the fair value of these securities was $12,561,162 (2.42% of the Fund's net assets).
(c) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(e) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at April 30, 1998.
(f) Affiliated issuers are those in which the Fund's holdings represents 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. At April 30, 1998, the fair value of these securities was $2,255,341 (0.43% of the Fund's net assets).


Legend of Portfolio Abbreviations:
CAD   Canadian Dollar
DEM   Deutsche Mark


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund




                            Schedule of Investments

                                 April 30, 1998





        Principal
        Amount                                                           Value
ASSET-BACKED SECURITIES -- 0.6%  (cost $1,850,000)
     $  1,850,000        PNC Student Loan Trust, I
                         Series 97-2, Class A7,
                         6.728%, 1/25/07 ......................     $1,915,546
                                                                    ----------
CORPORATE BONDS -- 31.7%
                         Aerospace & Defense -- 0.5%
        1,700,000        Sequa Corporation,
                         Sr. Notes,
                         8.75%, 12/15/01 ......................      1,738,250
                                                                    ----------
                         Automotive Equipment &
                          Manufacturing -- 1.2%
        1,000,000        Exide Corporation,
                         Sr. Notes (Subord.),
                         2.90%, 12/15/05 (d) ..................        620,000
        1,000,000        Oxford Automotive, Incorporated,
                         Sr. Notes (Subord.),
                         10.125%, 6/15/07 .....................      1,050,000
        2,500,000        Walbro Corporation,
                         Sr. Notes,
                         10.125%, 12/15/07 (d) ................      2,425,279
                                                                    ----------
                                                                     4,095,279
                                                                    ----------
                         Cable / Other Video Distribution -- 2.9%
        1,500,000        Acme Television LLC,
                         Series B, Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 10.39%) (c),
                         0.00%, 9/30/04 .......................      1,230,000
                         Adelphia Communications
                         Corporation,
                         Series B, Sr. Notes:
        1,550,000         9.875%, 3/1/07 ......................      1,674,000
          250,000         10.50%, 7/15/04 .....................        271,250
        1,500,000        Galaxy Telecom LP,
                         Sr. Notes (Subord.),
                         12.375%, 10/1/05 .....................      1,665,000
                         Iridium Capital Corporation:
          500,000         Series B, Sr. Notes,
                         14.00%, 7/15/05 ......................        562,500
        1,000,000         Sr. Notes,
                         11.25%, 7/15/05 (d) ..................      1,032,500
        1,000,000        Lenfest Communications,
                         Incorporated,
                         Sr. Notes,
                         8.375%, 11/1/05 ......................      1,035,000
        1,000,000        Lodgenet Entertainment Corporation,
                         Sr. Notes,
                         10.25%, 12/15/06 .....................      1,037,500
        1,000,000        Pegasus Communications
                         Corporation,
                         Series B, Sr. Notes,
                         9.625%, 10/15/05 .....................      1,045,000
                                                                    ----------
                                                                     9,552,750
                                                                    ----------
                         Chemical & Agricultural Products -- 0.5%
        1,000,000        Polymer Group, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         9.00%, 7/1/07 ........................      1,027,500
          500,000        Texas Petrochemical Corporation,
                         Sr. Notes (Subord.),
                         11.125%, 7/1/06 ......................        545,000
                                                                    ----------
                                                                     1,572,500
                                                                    ----------


        Principal
        Amount                                                           Value
CORPORATE BONDS -- continued
                         Consumer Products & Services -- 1.4%
                         Dryper's Corporation:
     $    575,000         Series B, Sr. Notes,
                         10.25%, 6/15/07 ......................     $  592,250
          500,000         Sr. Notes,
                         10.25%, 6/15/07 (d) ..................        520,000
        1,000,000        French Fragrances, Incorporated,
                         Sr. Notes,
                         10.375%, 5/15/07 (d) .................      1,080,000
        3,150,000        Revlon Worldwide Corporation,
                         Series B, Sr. Secd. Disc. Notes,
                         (Eff. Yield 10.75%) (c),
                         0.00%, 3/15/01 .......................      2,409,750
                                                                    ----------
                                                                     4,602,000
                                                                    ----------
                         Electrical Equipment & Services -- 0.7%
        2,218,808        Tucson Electric,
                         Series B,
                         10.211%, 1/1/09 ......................      2,318,655
                                                                    ----------
                         Finance & Insurance -- 1.3%
        1,500,000        Americo Life, Incorporated,
                         Sr. Notes (Subord.),
                         9.25%, 6/1/05 ........................      1,535,625
        1,500,000        Presidential Life Corporation,
                         Sr. Notes,
                         9.50%, 12/15/00 ......................      1,554,375
        1,250,000        Reliance Group Holdings,
                         Incorporated,
                         Sr. Notes,
                         9.00%, 11/15/00 ......................      1,306,525
                                                                    ----------
                                                                     4,396,525
                                                                    ----------
                         Food & Beverage Products -- 0.5%
          500,000        Chiquita Brands International,
                         Incorporated,
                         Sr. Notes,
                         9.625%, 1/15/04 ......................        527,500
        1,000,000        Sun World International, Incorporated,
                         Series B, 1st Mtge. Notes,
                         11.25%, 4/15/04 ......................      1,090,000
                                                                    ----------
                                                                     1,617,500
                                                                    ----------
                                 Gaming -- 0.8%
        1,500,000        Boyd Gaming Corporation,
                         Sr. Notes (Subord.),
                         9.50%, 7/15/07 .......................      1,586,250
          850,000        Horseshoe Gaming,
                         Series B, Sr. Notes (Subord.),
                         9.375%, 6/15/07 ......................        911,625
                                                                    ----------
                                                                     2,497,875
                                                                    ----------
                         Healthcare Products & Services -- 0.3%
        1,000,000        Integrated Health Services,
                         Incorporated,
                         Series A, Sr. Notes (Subord.),
                         9.50%, 9/15/07 .......................      1,045,000
                                                                    ----------
                         Information Services &
                             Technology -- 0.4%
        1,000,000        Unisys Corporation,
                         Sr. Notes,
                         11.75%, 10/15/04 .....................      1,150,000
                                                                    ----------

                                   EVERGREEN
                             Strategic Income Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                    Value
CORPORATE BONDS -- continued
                         Leisure & Tourism -- 1.1%
     $    500,000        Cinemark USA, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         9.625%, 8/1/08 ................     $  522,500
        1,000,000        Host Marriott Travel Plazas,
                         Incorporated,
                         Series B, Sr. Notes,
                         9.50%, 5/15/05 ................      1,062,500
        1,000,000        Premier Cruise Ltd.,
                         Sr. Notes,
                         11.00%, 3/15/08 (d) ...........      1,005,000
        1,000,000        Prime Hospitality Corporation,
                         Series B, Sr. Notes (Subord.),
                         9.75%, 4/1/07 .................      1,077,500
                                                             ----------
                                                              3,667,500
                                                             ----------
                         Metals & Mining -- 3.4%
        2,000,000        Acme Metals, Incorporated,
                         Sr. Notes,
                         10.875%, 12/15/07 (d) .........      1,985,000
          500,000        Anker Coal Group, Incorporated,
                         Series B, Sr. Notes,
                         9.75%, 10/1/07 ................        481,250
        1,500,000        Armco, Incorporated,
                         Sr. Notes,
                         9.375%, 11/1/00 ...............      1,537,500
        1,000,000        Bethlehem Steel Corporation,
                         Sr. Notes,
                         10.375%, 9/1/03 ...............      1,065,000
        1,000,000        Envirosource, Incorporated,
                         Sr. Notes,
                         9.75%, 6/15/03 ................      1,020,000
        2,000,000        NSM Steel, Incorporated,
                         Sr. Mtge. Notes,
                         12.00%, 2/1/06 (d) ............      1,895,000
        3,000,000        WHX Corporation,
                         Sr. Notes,
                         10.50%, 4/15/05 (d) ...........      3,060,000
                                                             ----------
                                                             11,043,750
                                                             ----------
                         Oil / Energy -- 3.7%
        1,500,000        Benton Oil and Gas Company,
                         Sr. Notes,
                         9.375%, 11/1/07 ...............      1,500,000
        2,500,000        Chesapeake Energy Corporation,
                         Sr. Notes,
                         9.625%, 5/1/05 (d) ............      2,518,750
        1,000,000        Energy Corporation of America,
                         Series A, Sr. Notes (Subord.),
                         9.50%, 5/15/07 ................      1,002,500
        2,150,000        HS Resources, Incorporated,
                         Sr. Notes (Subord.),
                         9.25%, 11/15/06 ...............      2,214,500
        2,250,000        PDV America, Incorporated,
                         Sr. Notes,
                         7.25%, 8/1/98 .................      2,256,075
        2,500,000        Petsec Energy, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         9.50%, 6/15/07 ................      2,531,250
                                                             ----------
                                                             12,023,075
                                                             ----------
                         Paper & Packaging -- 1.1%
        1,000,000        Maxxam Group, Incorporated,
                         Sr. Notes,
                         11.25%, 8/1/03 ................      1,050,000


        Principal
        Amount                                                    Value
CORPORATE BONDS -- continued
                         Paper & Packaging -- continued
     $    350,000        Printpack, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         10.625%, 8/15/06 ..............     $  378,000
        2,000,000        Stone Container Finance Company,
                         Sr. Notes,
                         11.50%, 8/15/06 (d) ...........      2,140,000
                                                             ----------
                                                              3,568,000
                                                             ----------
                         Publishing, Broadcasting &
                          Entertainment -- 2.2%
        1,500,000        American Lawyer Media,
                         Incorporated,
                         Sr. Notes,
                         9.75%, 12/15/07 (d) ...........      1,575,000
        1,000,000        Big Flower Press Holdings,
                         Incorporated,
                         Sr. Notes (Subord.),
                         8.875%, 7/1/07 ................      1,030,000
        1,625,000        Capstar Broadcasting Partners,
                         Sr. Disc. Notes,
                         12.75%, 2/1/09 ................      1,210,625
        1,450,000        Echostar Satellite Broadcast
                         Corporation,
                         Sr. Secd. Disc. Notes, Step Bond,
                         (Eff. Yield 10.05%) (c),
                         0.00%, 3/15/04 ................      1,319,500
        1,000,000        SFX Broadcasting, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         10.75%, 5/15/06 ...............      1,100,000
        1,000,000        Sinclair Broadcast Group,
                         Incorporated,
                         Sr. Notes (Subord.),
                         10.00%, 9/30/05 ...............      1,070,000
                                                             ----------
                                                              7,305,125
                                                             ----------
                         Retailing & Wholesale -- 2.7%
        2,000,000        Advance Stores Company,
                         Sr. Notes (Subord.),
                         10.25%, 4/15/08 (d) ...........      2,030,000
          825,000        AFC Enterprises, Incorporated,
                         Sr. Notes (Subord.),
                         10.25%, 5/15/07 ...............        866,250
        1,500,000        FRD Acquisition Company,
                         Series B, Sr. Notes,
                         12.50%, 7/15/04 ...............      1,657,500
        2,000,000        Friendly's Ice Cream Corporation,
                         Sr. Notes,
                         10.50%, 12/1/07 ...............      2,135,000
        1,000,000        MTS Incorporated,
                         Sr. Notes (Subord.),
                         9.375%, 5/1/05 (d) ............      1,000,000
        1,000,000        Perkins Family Restaurant,
                         Series B, Sr. Notes,
                         10.125%, 12/15/07 .............      1,060,000
                                                             ----------
                                                              8,748,750
                                                             ----------
                         Telecommunication Services &
                              Equipment -- 3.4%
        1,000,000        Centennial Cellular Corporation,
                          Sr. Notes,
                         8.875%, 11/1/01 ...............      1,030,000

                                   EVERGREEN
                             Strategic Income Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                          Value
CORPORATE BONDS -- continued
                         Telecommunication Services &
                         Equipment -- continued
     $    500,000        Intermedia Capital Partners,
                         Sr. Notes,
                         11.25%, 8/1/06 ......................     $   561,250
        2,400,000        Nextel Communications,
                         Incorporated,
                         Sr. Disc. Notes, Step Bond,
                         (Eff. Yield 11.17%) (c),
                         0.00%, 10/31/07 .....................       1,560,000
        3,000,000        Talton Holdings, Incorporated,
                         Series B, Sr. Notes,
                         11.00%, 6/30/07 .....................       3,270,000
                         Teleport Communications Group:
        1,000,000         Sr. Disc. Notes, Step Bond,
                         (Eff. Yield 8.97%) (c)
                         0.00%, 7/1/07 .......................         857,500
          525,000         Sr. Notes,
                         9.875%, 7/1/06 ......................         597,187
        4,000,000        Winstar Communications,
                         Incorporated,
                         Sr. Disc. Notes, Step Bond,
                         (Eff. Yield 9.76%) (c),
                         0.00%, 10/15/05 .....................       3,220,000
                                                                   -----------
                                                                    11,095,937
                                                                   -----------
                         Textile & Apparel -- 0.5%
        1,500,000        Delta Mills, Incorporated,
                         Series B, Sr. Notes,
                         9.625%, 9/1/07 ......................       1,530,000
                                                                   -----------
                          Transportation -- 2.5%
        1,000,000        Coach USA, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         9.375%, 7/1/07 ......................       1,040,000
        1,750,000        Pegasus Shipping Hellas Limited,
                         Sr. Notes,
                         11.875%, 11/15/04 (d) ...............       1,732,500
                         Piedmont Aviation, Incorporated:
          852,000         Series A,
                         9.90%, 1/15/01 ......................         891,022
        1,389,000         Series F,
                         10.15%, 3/28/03 .....................       1,508,676
        2,000,000        Transport World Airlines, Incorporated,
                         Notes,
                         11.375%, 3/1/06 (d) .................       2,000,000
          896,000        U.S. Air, Incorporated,
                         Series 88-B,
                         9.90%, 1/15/01 ......................         937,037
                                                                   -----------
                                                                     8,109,235
                                                                   -----------
                               Utilities -- 0.6%
        1,000,000        Calpine Corporation,
                         Sr. Notes,
                         8.75%, 7/15/07 ......................       1,030,000
        1,000,000        Cleveland Electric Illuminating
                         Company,
                         Series B, 1st Mtge. Notes,
                         9.50%, 5/15/05 ......................       1,093,960
                                                                   -----------
                                                                     2,123,960
                                                                   -----------
                         Total Corporate Bonds
                         (cost $100,844,371)..................     103,801,666
                                                                   -----------


        Principal
        Amount                                                           Value
FOREIGN BONDS (U.S. DOLLARS) -- 7.8%
     $    500,000        Aztec Holdings SA DE CV,
                         Sr. Secd. Notes,
                         11.00%, 6/15/02 .....................     $   517,500
                         Comtel Brasileira Ltd.,
                         Notes:
        2,000,000         10.75%, 9/26/04 ....................       2,061,000
        1,500,000         10.75%, 9/26/04 (d) ................       1,537,500
          500,000        Diamond Cable Communicatoins PLC,
                         Sr. Disc. Notes, Step Bond,
                         (Eff. Yield 10.48%) (c),
                         0.00%, 2/15/07 ......................         350,000
        1,000,000        Doman Industries Limited,
                         Sr. Notes,
                         8.75%, 3/15/04 ......................         985,000
        2,000,000        Eletson Holdings, Incorporated,
                         1st Preferred Mtge. Notes,
                         9.25%, 11/15/03 .....................       2,050,000
        1,000,000        Fundy Cable Ltd.,
                         Sr. Secd. 2nd Priority Notes,
                         11.00%, 11/15/05 ....................       1,105,000
        1,500,000        Glencore Nickel Property,
                         Sr. Secd. Bonds,
                         9.00%, 12/1/14 (d) ..................       1,477,500
        1,250,000        Great Central Mines Ltd.,
                         Sr. Notes,
                         8.875%, 4/1/08 (d) ..................       1,248,437
        1,000,000        Grupo Industrial Durango S.A.,
                         Notes,
                         12.625%, 8/1/03 .....................       1,130,000
        2,000,000        Mastellone Hermanos S.A.,
                         Sr. Notes,
                         11.75%, 4/1/08 (d) ..................       2,067,200
          800,000        PTC International Finance BV,
                         Sr. Notes (Subord.), Step Bond,
                         (Eff. Yield 10.14%) (c),
                         0.00%, 7/1/07 .......................         548,000
        1,000,000        Repap New Brunswick, Incorporated,
                         Sr. Notes,
                         9.875%, 7/15/00 .....................       1,055,000
        1,000,000        Rogers Cablesystems Limited,
                         Sr. Secd. Deb.,
                         10.125%, 9/1/12 .....................       1,085,000
        1,500,000        Sea Containers Limited,
                         Sr. Notes,
                         9.50%, 7/1/03 .......................       1,545,000
        1,425,000        TV Azteca SA DE CV,
                         Series B, Sr. Notes,
                         10.50%, 2/15/07 .....................       1,496,250
        5,000,000        United Mexican States,
                         Bonds,
                         9.875%, 1/15/07 .....................       5,387,500
                                                                   -----------
                         Total Foreign Bonds (U.S. Dollars)
                         (cost $24,920,230)...................      25,645,887
                                                                   -----------
FOREIGN BONDS (NON U.S. DOLLARS) -- 20.6%
        2,250,000        Australia (Commonwealth of), Deb.,
          AUD             10.00%, 2/15/06 ....................       1,851,610
        3,000,000        CEI Citicorp Holding,
          ARS             Bonds,
                         11.25%, 2/14/07 .....................       2,760,400
          400,000        European Investment Bank,
          GBP             Bonds,
                         7.625%, 12/7/06 .....................         730,702
       19,525,000        Germany (Republic of), Deb.,
          DEM             6.875%, 5/12/05 ....................      12,105,272

                                   EVERGREEN
                             Strategic Income Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                         Value
FOREIGN BONDS (NON U.S. DOLLARS) -- continued
1,845,000,000            Greece (Republic of), Deb.,
          GRD             8.60%, 3/26/08 ....................     $6,147,261
                         Italy (Republic of), Deb.:
6,595,000,000
          ITL             6.75%, 2/1/07 .....................      4,132,695
1,105,000,000
          ITL             9.50%, 2/1/06 .....................        796,179
  690,000,000            Korea Development Bank,
          JPY             Sr. Notes,
                         4.70%, 3/18/04 .....................      5,362,959
    1,500,000            Microcell Telecommunications,
          CAD             Series B, Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 10.28%) (c),
                         0.00%, 10/15/07 ....................        679,220
    3,500,000            NTL, Incorporated,
          GBP             Sr. Notes, Step Bond,
                         (Eff. Yield 9.82%) (c),
                         0.00%, 4/1/08 ......................      3,600,486
   80,500,000            Nykredit,
          DKK             6.00%, 10/1/29 ....................     11,328,336
    6,000,000            Quebec (Province of),
          CAD             Deb.,
                         9.375%, 1/16/23 ....................      5,887,444
    2,000,000            Rogers Cablesystems Limited,
          CAD             Deb.,
                         9.65%, 1/15/14 .....................      1,510,542
    1,000,000            Rogers Communications,
          CAD             Incorporated,
                         Sr. Notes,
                         8.75%, 7/15/07 .....................        702,122
   18,000,000            Spain (Government of),
          ESP             Deb.,
                         11.45%, 8/30/98 ....................        120,670
   23,000,000            Spain (Kingdom of),
          ESP             Deb.,
                         12.25%, 3/25/00 ....................        172,160
    5,268,000            United Kingdom Treasury,
          GBP             Deb.,
                         7.25%, 12/7/07 .....................      9,761,801
                                                                  ----------
                         Total Foreign Bonds (Non U.S. Dollars)
                         (cost $67,089,703)..................     67,649,859
                                                                  ----------
MORTGAGE-BACKED SECURITIES -- 11.8%
$   4,750,000            FHLB,
                         5.625%, 3/19/01 ....................      4,731,428
                         FHLMC:
       32,155             Pool #E00434,
                         7.00%, 5/1/11 ......................         32,861
    1,452,103             Pool #E20217,
                         7.00%, 1/1/11 ......................      1,484,006
    3,289,024             Pool #E20271,
                         7.00%, 11/1/11 .....................      3,356,514
      638,986             Pool #E64769,
                         7.00%, 7/1/11 ......................        653,024
      251,510             Pool #E64891,
                         7.00%, 7/1/11 ......................        257,036
    1,320,497             Pool #E65184,
                         7.00%, 8/1/11 ......................      1,349,509
      386,785             Pool #E65186,
                         7.00%, 8/1/11 ......................        395,283
       53,793             Pool #E65399,
                         7.00%, 9/1/11 ......................         54,897


        Principal
        Amount                                                        Value
MORTGAGE-BACKED SECURITIES -- continued
                         FHLMC -- continued
$     416,067             Pool #E65450,
                         7.00%, 10/1/11 .....................     $  424,605
      249,678             Pool #E65454,
                         7.00%, 10/1/11 .....................        254,802
      133,793             Pool #E65468,
                         7.00%, 10/1/11 .....................        136,539
    1,907,708             Pool #E65490,
                         7.00%, 10/1/11 .....................      1,946,854
      268,847             Pool #E65597,
                         7.00%, 10/1/11 .....................        274,363
      228,227             Pool #E65645,
                         7.00%, 11/1/11 .....................        232,910
      520,263             Pool #E65660,
                         7.00%, 11/1/11 .....................        530,939
    1,482,913             Pool #E65702,
                         7.00%, 11/1/11 .....................      1,515,492
      877,902             Pool #E65703,
                         7.00%, 11/1/11 .....................        895,917
    1,824,967             Pool #E65712,
                         7.00%, 12/1/11 .....................      1,862,416
      285,517             Pool #E65717,
                         7.00%, 11/1/11 .....................        291,375
      872,798             Pool #E65723,
                         7.00%, 11/1/11 .....................        891,973
      389,971             Pool #E65750,
                         7.00%, 11/1/11 .....................        398,539
       30,448             Pool #E65759,
                         7.00%, 12/1/11 .....................         31,072
       27,840             Pool #G10524,
                         7.00%, 6/1/11 ......................         28,452
      539,858             Pool #G10556,
                         7.00%, 7/1/11 ......................        551,719
      268,102             Pool #G10590,
                         7.00%, 10/1/11 .....................        273,992
    2,708,737            FHLMC Participation Certificate,
                         Pool #607352,
                         7.862%, 4/1/22 .....................      2,852,652
                         FNMA:
    1,783,236             Pool #124289,
                         7.565%, 9/1/21 .....................      1,866,834
    2,074,579             Pool #313994,
                         7.565%, 12/1/23 ....................      2,121,838
       79,590             Pool #403607,
                         7.00%, 11/1/27 .....................         80,460
       77,903             Pool #404115,
                         7.00%, 11/1/27 .....................         78,755
    6,859,992            GNMA,
                         Pool #780163,
                         6.50%, 7/15/09 .....................      6,934,972
    1,974,567            Independent National Mortgage
                         Corporation,
                         Series 1997-A, Class A,
                         7.84%, 12/26/26 (d) ................      1,985,540
                                                                  ----------
                         Total Mortgage-Backed Securities
                         (cost $38,271,207)..................     38,777,568
                                                                  ----------
U.S. TREASURY OBLIGATIONS -- 24.8%
                         U.S. Treasury Bonds:
   31,500,000             6.375%, 8/15/27 ...................     33,143,985
    1,400,000             6.625%, 2/15/27 ...................      1,515,276
    4,223,000             7.875%, 2/15/21 ...................      5,169,206

                                   EVERGREEN
                             Strategic Income Fund



                      Schedule of Investments (continued)

                                 April 30, 1998


   Principal
    Amount                                         Value
U.S. TREASURY OBLIGATIONS -- continued
               U.S. Treasury Notes:
 $ 3,750,000    5.50%, 2/29/00 .............    $ 3,744,150
   2,250,000    5.625%, 12/31/99 ...........      2,251,755
   5,185,000    6.625%, 5/15/07 ............      5,497,707
  12,700,000    7.00%, 7/15/06 .............     13,704,062
  15,000,000    7.25%, 5/15/04 .............     16,162,500
                                                -----------
               Total U.S. Treasury Obligations
               (cost $79,277,425)...........     81,188,641
                                                -----------




  Shares
COMMON STOCKS AND WARRANTS -- 0.5%
               Gaming -- 0.4%
           Casino America, Incorporated:
  104,514   Common Stock (a) ................       367,432
   19,582   Warrants (a) (b) ................           196
  170,042  Colorado Gaming and Entertainment
           Company,
           Common Stock (a) .................       935,231
                                                  ---------
                                                  1,302,859
                                                  ---------


  Shares
COMMON STOCKS AND WARRANTS -- continued
           Telecommunication Services &
            Equipment -- 0.1%
           Nextel Communications,
           Incorporated:
    3,718   Common Stock, Class A (a) .......    $    106,544
    4,820   Warrants (a) ....................          50,610
                                                 ------------
                                                      157,154
                                                 ------------
           Total Common Stocks and Warrants
           (cost $2,134,477).................       1,460,013
                                                 ------------
PREFERRED STOCK -- 0.3%  (cost $2,106,054)
           Finance & Insurance -- 0.3%
    2,156  Ampex Incorporated (a) (b) .......       1,093,092
                                                 ------------
           Total Investments --
           (cost $316,493,467)......  98.1%       321,532,272
           Other Assets and
           Liabilities -- net ......   1.9          6,302,764
                                     -----       ------------
           Net Assets .............. 100.0%      $327,835,036
                                     =====       ============

(a)  Non-income producing.
(b) All or a portion of these securities are either (1) restricted securities (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. At April 30, 1998, the fair value of these securities was $1,093,288 (0.33% of the Fund's net assets).
(c) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.


Legend of Portfolio Abbreviations:
ARS        Argentine Peso
AUD        Australian Dollar
CAD        Canadian Dollar
DEM        Deutsche Mark
DKK        Danish Krone
ESP        Spanish Peseta
FHLB       Federal Home Loan Bank
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
GBP        Pound Sterling
GNMA       Government National Mortgage Association
GRD        Greek Drachma
ITL        Italian Lira
JPY        Japanese Yen


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts to sell:

Exchange                                       U.S. $ Value at      In Exchange     Net Unrealized
 Date            Contractsto Deliver            April 30, 1998      for U.S. $      Depreciation
------      ----------------------------      -----------------    -------------   ---------------
8/4/98       70,000,000   Deutsche Mark           39,211,513        39,173,989        $(37,524)

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              U.S. Government Fund



                            Schedule of Investments

                                 April 30, 1998





    Principal
     Amount                                              Value
MORTGAGE-BACKED SECURITIES -- 42.4%
                Federal Home Loan Mortgage
                  Corp. -- 9.0%
 $ 13,035,755   6.50%, 04/01/26 .................    $ 12,959,887
    1,750,000   7.80%, 09/12/16 .................       1,919,188
    4,327,409   8.00%, 07/01/17 - 04/01/22 ......       4,521,742
    3,075,501   8.50%, 10/01/17 - 04/01/23 ......       3,240,471
    2,806,679   9.00%, 11/01/19 - 04/01/21 ......       3,003,812
    1,071,841   9.50%, 09/01/20 .................       1,160,053
    1,259,265   10.00%, 12/01/19 - 08/01/21 .....       1,376,961
    1,592,069   10.50%, 12/01/19 ................       1,742,321
                                                     ------------
                                                       29,924,435
                                                     ------------
                Federal National Mortgage
                 Assn. -- 12.7%
    4,365,482   6.50%, 01/01/24 .................       4,325,922
   15,711,901   7.00%, 08/01/25 - 09/01/25 ......      15,903,397
   10,094,472   7.50%, 07/01/23 - 07/01/25 ......      10,368,920
    8,971,054   8.00%, 08/01/25 .................       9,318,414
    1,343,671   9.50%, 02/01/23 .................       1,437,309
      941,145   11.00%, 01/01/16 ................       1,043,908
                                                     ------------
                                                       42,397,870
                                                     ------------
                Government National Mortgage
                 Assn. -- 20.7%
    3,317,473   6.50%, 10/15/25 .................       3,295,611
   17,194,812   7.00%, 12/15/22 - 05/15/26 ......      17,433,010
    9,504,910   7.50%, 02/15/22 - 03/15/23 ......       9,772,283
   16,644,505   8.00%, 04/15/23 - 08/15/24 ......      17,333,755
    9,492,843   8.50%, 12/15/21 - 07/15/24 ......      10,039,284
    4,434,234   9.00%, 01/15/20 - 06/15/21 ......       4,752,944
    4,517,624   9.50%, 05/15/17 - 02/15/21 ......       4,891,742
    1,066,761   10.00%, 12/15/18 ................       1,167,104
                                                     ------------
                                                       68,685,733
                                                     ------------
                Total Mortgage-Backed Securities
                (cost $138,608,340)..............     141,008,038
                                                     ------------


    Principal
     Amount                                              Value
U. S. TREASURY OBLIGATIONS -- 55.4%
                U.S. Treasury Bonds -- 30.4%
 $ 15,500,000   6.125%, 11/15/27 ................    $ 15,877,828
    5,200,000   7.625%, 2/15/07 .................       5,520,128
    7,520,000   7.875%, 2/15/21 .................       9,209,654
   12,000,000   8.25%, 5/15/05 ..................      12,577,512
    8,100,000   8.50%, 2/15/20 ..................      10,497,098
    3,650,000   8.75%, 11/15/08 .................       4,150,736
    3,080,000   8.75%, 8/15/20 ..................       4,094,478
   14,010,000   8.875%, 8/15/17 .................      18,528,239
    6,000,000   8.875%, 2/15/19 .................       8,002,506
    9,300,000   9.25%, 2/15/16 ..................      12,569,536
                                                     ------------
                                                      101,027,715
                                                     ------------
                U.S. Treasury Notes -- 25.0%
    3,500,000   6.00%, 6/30/99 ..................       3,517,504
    1,500,000   6.25%, 5/31/99 ..................       1,510,782
    7,500,000   6.25%, 6/30/02 ..................       7,657,035
    3,000,000   6.75%, 4/30/00 ..................       3,063,753
   12,000,000   7.75%, 11/30/99 .................      12,382,512
    9,800,000   7.75%, 1/31/00 ..................      10,146,067
   21,500,000   7.875%, 11/15/99 ................      22,212,209
    1,600,000   7.875%, 11/15/04 ................       1,784,501
    9,350,000   8.25%, 7/15/98 ..................       9,411,364
   11,205,000   9.25%, 8/15/98 ..................      11,331,067
                                                     ------------
                                                       83,016,794
                                                     ------------
                Total U. S. Treasury Obligations
                (cost $185,438,991)..............     184,044,509
                                                     ------------
REPURCHASE AGREEMENT -- 0.2% (cost $531,701)
      531,701   Donaldson, Lufkin & Jenrette
                Securities Corp., 5.49% dated
                04/30/98, due 05/01/98, maturity
                value $531,782 (collateralized by
                $819,000 U.S. Treasury STRIPS,
                0.00%, due 05/15/2005; value,
                including accrued interest
                $542,735)........................         531,701
                                                     ------------
                Total Investments
                (cost $324,579,032).....  98.0%       325,584,248
                Other Assets and
                Liabilities -- net .....   2.0          6,661,029
                                         -----       ------------
                Net Assets ............. 100.0%      $332,245,277
                                         =====       ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Long Term Bond Funds




                      Statements of Assets and Liabilities

                                 April 30, 1998


                                                                                   Diversified
                                                                                      Bond
                                                                                      Fund
                                                                               -----------------
 Assets
  Investments at market value (identified cost -- $576,701,041,
   $481,818,150, $316,493,467 and $324,579,032, respectively).................  $   591,455,445
  Cash and foreign currency, at value (identified cost --  $903, $18,854,
   $662,359 and $0, respectively).............................................              903
  Receivable for investments sold ............................................       13,770,108
  Interest receivable ........................................................        9,154,730
  Receivable for Fund shares sold ............................................          170,504
  Receivable for closed forward foreign currency exchange contracts ..........                0
  Prepaid expenses and other assets ..........................................          334,221
------------------------------------------------------------------------------  ---------------
   Total assets ..............................................................      614,885,911
------------------------------------------------------------------------------  ---------------
 Liabilities
  Payable for reverse repurchase agreements ..................................       22,388,446
  Payable for investments purchased ..........................................        9,079,280
  Payable for securities on loan .............................................        8,642,617
  Dividends payable ..........................................................        1,327,476
  Payable for Fund shares redeemed ...........................................        1,223,231
  Due to related parties .....................................................          264,509
  Unrealized depreciation on forward foreign currency exchange contracts .....          196,424
  Distribution fee payable ...................................................           61,485
  Accrued Trustees' fees and expenses ........................................           13,549
  Accrued expenses and other liabilities .....................................                0
------------------------------------------------------------------------------  ---------------
   Total liabilities .........................................................       43,197,017
------------------------------------------------------------------------------  ---------------
 Net assets ..................................................................  $   571,688,894
------------------------------------------------------------------------------  ---------------
 Net assets represented by
  Paid-in capital ............................................................  $   716,267,329
  Undistributed net investment income (accumulated distributions in
   excess of net investment income) ..........................................          397,123
  Accumulated net realized loss on investments, futures contracts and
   foreign currency related transactions .....................................     (159,537,483)
  Net unrealized appreciation on investments and foreign currency related
   transactions ..............................................................       14,561,925
------------------------------------------------------------------------------  ---------------
   Total net assets ..........................................................  $   571,688,894
------------------------------------------------------------------------------  ---------------
 Net assets consists of
   Class A ...................................................................  $   501,546,856
   Class B ...................................................................       70,112,654
   Class C ...................................................................           22,811
   Class  Y ..................................................................            6,573
------------------------------------------------------------------------------  ---------------
                                                                                $   571,688,894
------------------------------------------------------------------------------  ---------------
 Shares outstanding
   Class A ...................................................................       31,500,841
   Class B ...................................................................        4,403,544
   Class C ...................................................................            1,433
   Class  Y ..................................................................              413
------------------------------------------------------------------------------  ---------------
 Net asset value per share
   Class A ...................................................................  $         15.92
------------------------------------------------------------------------------  ---------------
   Class A -- Offering price (based on sales charge of 4.75%) ................  $         16.71
------------------------------------------------------------------------------  ---------------
   Class B ...................................................................  $         15.92
------------------------------------------------------------------------------  ---------------
   Class C ...................................................................  $         15.92
------------------------------------------------------------------------------  ---------------
   Class Y ...................................................................  $         15.92
------------------------------------------------------------------------------  ---------------



                                                                                      High          Strategic          U.S.zzz
                                                                                     Yield            Income        Government
                                                                                      Fund             Fund            Fund
                                                                               ----------------- --------------- ---------------
 Assets
  Investments at market value (identified cost -- $576,701,041,
   $481,818,150, $316,493,467 and $324,579,032, respectively).................  $   484,227,114   $ 321,532,272   $ 325,584,248
  Cash and foreign currency, at value (identified cost --  $903, $18,854,
   $662,359 and $0, respectively).............................................           18,848         662,359               0
  Receivable for investments sold ............................................       48,065,630       2,698,042               0
  Interest receivable ........................................................        9,217,883       6,563,727       5,015,982
  Receivable for Fund shares sold ............................................          916,624         543,814       2,690,960
  Receivable for closed forward foreign currency exchange contracts ..........                0          56,518               0
  Prepaid expenses and other assets ..........................................          196,191          86,565          53,150
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Total assets ..............................................................      542,642,290     332,143,297     333,344,340
------------------------------------------------------------------------------- ---------------   -------------   -------------
 Liabilities
  Payable for reverse repurchase agreements ..................................                0       1,350,806               0
  Payable for investments purchased ..........................................       21,612,175         702,231               0
  Payable for securities on loan .............................................                0               0               0
  Dividends payable ..........................................................        1,540,504         904,330         487,192
  Payable for Fund shares redeemed ...........................................          595,594         981,432         237,579
  Due to related parties .....................................................          261,204         166,684         142,662
  Unrealized depreciation on forward foreign currency exchange contracts .....                0          37,524               0
  Distribution fee payable ...................................................           86,243         142,668         121,743
  Accrued Trustees' fees and expenses ........................................           16,463          10,142          17,264
  Accrued expenses and other liabilities .....................................           41,533          12,444          92,623
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Total liabilities .........................................................       24,153,716       4,308,261       1,099,063
------------------------------------------------------------------------------- ---------------   -------------   -------------
 Net assets ..................................................................  $   518,488,574   $ 327,835,036   $ 332,245,277
------------------------------------------------------------------------------- ---------------   -------------   -------------
 Net assets represented by
  Paid-in capital ............................................................  $   890,481,827   $ 398,919,207   $ 354,051,006
  Undistributed net investment income (accumulated distributions in
   excess of net investment income) ..........................................       (1,461,940)     (1,604,423)              0
  Accumulated net realized loss on investments, futures contracts and
   foreign currency related transactions .....................................     (372,940,765)    (74,488,430)    (22,810,945)
  Net unrealized appreciation on investments and foreign currency related
   transactions ..............................................................        2,409,452       5,008,682       1,005,216
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Total net assets ..........................................................  $   518,488,574   $ 327,835,036   $ 332,245,277
------------------------------------------------------------------------------- ---------------   -------------   -------------
 Net assets consists of
   Class A ...................................................................  $   420,777,850   $ 193,617,768   $  40,136,274
   Class B ...................................................................       96,535,489     113,136,319     130,575,812
   Class C ...................................................................        1,155,249      19,638,532       5,696,911
   Class Y ...................................................................           19,986       1,442,417     155,836,280
------------------------------------------------------------------------------- ---------------   -------------   -------------
                                                                                $   518,488,574   $ 327,835,036   $ 332,245,277
------------------------------------------------------------------------------- ---------------   -------------   -------------
 Shares outstanding
   Class A ...................................................................       92,827,579      26,845,937       4,148,338
   Class B ...................................................................       21,298,722      15,614,180      13,495,849
   Class C ...................................................................          254,831       2,713,720         588,802
   Class Y ...................................................................            4,412         204,966      16,106,634
------------------------------------------------------------------------------- ---------------   -------------   -------------
 Net asset value per share
   Class A ...................................................................  $          4.53   $        7.21   $        9.68
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Class A -- Offering price (based on sales charge of 4.75%) ................  $          4.76   $        7.57   $       10.16
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Class B ...................................................................  $          4.53   $        7.25   $        9.68
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Class C ...................................................................  $          4.53   $        7.24   $        9.68
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Class Y ...................................................................  $          4.53   $        7.04   $        9.68
------------------------------------------------------------------------------- ---------------   -------------   -------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Long Term Bond Funds




                            Statements of Operations

                           Year Ended April 30, 1998


                                                                                     Diversified
                                                                                        Bond
                                                                                        Fund*
                                                                                   --------------
Investment income
 Interest income (Net of foreign withholding taxes of $4,314, $23,160, $27,178 and $0, respectively)...........................................................  $ 25,456,917
 Dividend income .................................................................       222,685
 Other income ....................................................................       154,821
----------------------------------------------------------------------------------  ------------
  Total investment income ........................................................    25,834,423
----------------------------------------------------------------------------------  ------------
Expenses
 Distribution Plan expenses ......................................................     2,290,679
 Management fee ..................................................................     1,847,478
 Transfer agent fees .............................................................       678,105
 Custodian fees ..................................................................       136,488
 Administrative services fees ....................................................        57,048
 Professional fees ...............................................................        26,335
 Trustees' fees and expenses .....................................................        25,826
 Other ...........................................................................       194,504
----------------------------------------------------------------------------------  ------------
  Total expenses .................................................................     5,256,463
 Less: Indirectly paid expenses ..................................................       (10,831)
----------------------------------------------------------------------------------  ------------
  Net expenses ...................................................................     5,245,632
----------------------------------------------------------------------------------  ------------
 Net investment income ...........................................................    20,588,791
----------------------------------------------------------------------------------  ------------
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency related transactions
 Realized gain (loss) on:
  Investments ....................................................................    15,399,570
  Futures contracts ..............................................................      (348,801)
  Foreign currency related transactions ..........................................    (4,113,903)
----------------------------------------------------------------------------------  ------------
 Net realized gain (loss) on investments, futures contracts and foreign currency
  related transactions ...........................................................    10,936,866
----------------------------------------------------------------------------------  ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ....................................................................     2,869,575
  Foreign currency related transactions ..........................................       676,869
----------------------------------------------------------------------------------  ------------
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currency related transactions ..................................................     3,546,444
----------------------------------------------------------------------------------  ------------
 Net realized and unrealized gain on investments, futures contracts and foreign
  currency related transactions ..................................................    14,483,310
----------------------------------------------------------------------------------  ------------
 Net increase in net assets resulting from operations ............................  $ 35,072,101
----------------------------------------------------------------------------------  ------------



                                                                                         High        Strategic         U.S.
                                                                                        Yield         Income       Government
                                                                                        Fund**         Fund           Fund
                                                                                   -------------- -------------- --------------
Investment income
 Interest income (Net of foreign withholding taxes of $4,314, $23,160, $27,178
  and $0, respectively)...........................................................  $36,543,259    $ 17,998,152   $23,464,920
 Dividend income .................................................................      332,283               0             0
 Other income ....................................................................      327,527         165,375             0
----------------------------------------------------------------------------------- -----------    ------------   -----------
  Total investment income ........................................................   37,203,069      18,163,527    23,464,920
----------------------------------------------------------------------------------- -----------    ------------   -----------
Expenses
 Distribution Plan expenses ......................................................    3,087,747       1,587,407     1,545,471
 Management fee ..................................................................    2,300,383       1,406,494     1,601,407
 Transfer agent fees .............................................................    1,035,815         539,204       402,980
 Custodian fees ..................................................................      103,902          93,822        97,071
 Administrative services fees ....................................................       76,786          36,278       105,681
 Professional fees ...............................................................       29,319          24,213        38,748
 Trustees' fees and expenses .....................................................       30,906          21,252        11,923
 Other ...........................................................................      233,116         211,897       230,735
----------------------------------------------------------------------------------- -----------    ------------   -----------
  Total expenses .................................................................    6,897,974       3,920,567     4,034,016
 Less: Indirectly paid expenses ..................................................      (51,507)         (8,289)         (258)
----------------------------------------------------------------------------------- -----------    ------------   -----------
  Net expenses ...................................................................    6,846,467       3,912,278     4,033,758
----------------------------------------------------------------------------------- -----------    ------------   -----------
 Net investment income ...........................................................   30,356,602      14,251,249    19,431,162
----------------------------------------------------------------------------------- -----------    ------------   -----------
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency related transactions
 Realized gain (loss) on:
  Investments ....................................................................   16,545,290       7,922,358      (764,906)
  Futures contracts ..............................................................            0               0             0
  Foreign currency related transactions ..........................................        6,279      (2,286,641)            0
----------------------------------------------------------------------------------- -----------    ------------   -----------
 Net realized gain (loss) on investments, futures contracts and foreign currency
  related transactions ...........................................................   16,551,569       5,635,717      (764,906)
----------------------------------------------------------------------------------- -----------    ------------   -----------
 Net change in unrealized appreciation (depreciation) on:
  Investments ....................................................................    3,464,331       5,407,478     9,555,419
  Foreign currency related transactions ..........................................          478           6,045             0
----------------------------------------------------------------------------------- -----------    ------------   -----------
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currency related transactions ..................................................    3,464,809       5,413,523     9,555,419
----------------------------------------------------------------------------------- -----------    ------------   -----------
 Net realized and unrealized gain on investments, futures contracts and foreign
  currency related transactions ..................................................   20,016,378      11,049,240     8,790,513
----------------------------------------------------------------------------------- -----------    ------------   -----------
 Net increase in net assets resulting from operations ............................  $50,372,980    $ 25,300,489   $28,221,675
----------------------------------------------------------------------------------- -----------    ------------   -----------

* Eight months ended April 30, 1998. During the period, Diversified Bond Fund changed its fiscal year end from August 31 to April 30.
** Nine months ended April 30, 1998. During the period, High Yield Fund changed its fiscal year end from July 31 to April 30.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Long Term Bond Funds




                            Statements of Operations

                                 Prior Year End


                                                                                             Diversified        High
                                                                                                Bond           Yield
                                                                                                Fund*          Fund**
                                                                                           -------------- --------------
Investment income
 Interest:
  Unaffiliated issuers (Net of foreign withholding taxes of $0 and $693, respectively)....  $40,714,972    $52,953,592
  Affiliated issuers .....................................................................            0      1,118,767
 Other income ............................................................................      107,991        466,791
------------------------------------------------------------------------------------------  -----------    -----------
   Total investment income ...............................................................   40,822,963     54,539,150
------------------------------------------------------------------------------------------  -----------    -----------
Expenses
 Distribution Plan expenses ..............................................................    5,106,010      5,686,181
 Management fee ..........................................................................    2,835,152      3,259,222
 Transfer agent fees .....................................................................    1,203,224      1,634,507
 Custodian fees ..........................................................................      252,608        289,359
 Administrative services fees ............................................................       65,837         50,161
 Professional fees .......................................................................       41,737         67,739
 Trustees' fees and expenses .............................................................       47,515         48,789
 Other ...................................................................................      125,172        133,428
------------------------------------------------------------------------------------------  -----------    -----------
  Total expenses .........................................................................    9,677,255     11,169,386
 Less: Indirectly paid expenses ..........................................................      (50,654)       (64,295)
------------------------------------------------------------------------------------------  -----------    -----------
  Net expenses ...........................................................................    9,626,601     11,105,091
------------------------------------------------------------------------------------------  -----------    -----------
 Net investment income ...................................................................   31,196,362     43,434,059
------------------------------------------------------------------------------------------  -----------    -----------
Net realized and unrealized gain on investments and foreign currency related transactions
 Realized gain on :
  Investments ............................................................................   10,233,263      3,963,269
  Foreign currency related transactions ..................................................    5,320,208              0
------------------------------------------------------------------------------------------  -----------    -----------
 Net realized gain on investments and foreign currency related transactions ..............   15,553,471      3,963,269
------------------------------------------------------------------------------------------  -----------    -----------
 Net change in unrealized appreciation (depreciation) on:
  Investments ............................................................................   13,588,288     33,119,281
  Foreign currency related transactions ..................................................     (237,516)             0
------------------------------------------------------------------------------------------  -----------    -----------
 Net change in unrealized appreciation (depreciation) on investments and foreign currency    13,350,772     33,119,281
------------------------------------------------------------------------------------------  -----------    -----------
  related transactions
------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign currency related                28,904,243     37,082,550
------------------------------------------------------------------------------------------  -----------    -----------
  transactions
------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations ....................................  $60,100,605    $80,516,609
------------------------------------------------------------------------------------------  -----------    -----------

*   Year ended August 31, 1997.
**  Year ended July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Long Term Bond Funds




                      Statements of Changes in Net Assets

                           Year Ended April 30, 1998


                                                                                    Diversified
                                                                                       Bond
                                                                                       Fund*
                                                                                -----------------
Operations
 Net investment income ........................................................  $    20,588,791
 Net realized gain (loss) on investments, futures contracts and foreign
  currency related transactions ...............................................       10,936,866
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .......................................        3,546,444
-------------------------------------------------------------------------------  ---------------
  Net increase in net assets resulting from operations ........................       35,072,101
-------------------------------------------------------------------------------  ---------------
Distributions to shareholders from net investment income
  Class A .....................................................................       (9,491,102)
  Class B .....................................................................      (11,097,556)
  Class C .....................................................................              (35)
  Class Y .....................................................................              (98)
-------------------------------------------------------------------------------  ---------------
  Total distributions to shareholders .........................................      (20,588,791)
-------------------------------------------------------------------------------  ---------------
Capital share transactions
 Proceeds from shares sold ....................................................       19,555,848
 Proceeds from shares issued in connection with the acquisition of:
  Evergreen Quality Bond Fund .................................................      172,832,659
  Blanchard Flexible Income Fund ..............................................                0
  Keystone World Bond Fund ....................................................                0
  Keystone Government Securities Fund .........................................                0
 Proceeds from reinvestment of distributions ..................................       11,421,930
 Payment for shares redeemed ..................................................     (104,305,708)
-------------------------------------------------------------------------------  ---------------
  Net increase (decrease) in net assets resulting from capital share
   transactions ...............................................................       99,504,729
-------------------------------------------------------------------------------  ---------------
   Total increase (decrease) in net assets ....................................      113,988,039
Net assets
 Beginning of period ..........................................................      457,700,855
-------------------------------------------------------------------------------  ---------------
 End of period ................................................................  $   571,688,894
-------------------------------------------------------------------------------  ---------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) .......................................................  $       397,123
-------------------------------------------------------------------------------  ---------------



                                                                                      High             Strategic
                                                                                      Yield             Income
                                                                                      Fund**             Fund
                                                                                ----------------- ------------------
Operations
 Net investment income ........................................................   $   30,356,602     $ 14,251,249
 Net realized gain (loss) on investments, futures contracts and foreign
  currency related transactions ...............................................       16,551,569        5,635,717
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .......................................        3,464,809        5,413,523
--------------------------------------------------------------------------------  --------------     ------------
  Net increase in net assets resulting from operations ........................       50,372,980       25,300,489
--------------------------------------------------------------------------------  --------------     ------------
Distributions to shareholders from net investment income
  Class A .....................................................................       (9,975,169)      (5,750,571)
  Class B .....................................................................      (20,369,058)      (7,053,895)
  Class C .....................................................................          (12,343)      (1,374,051)
  Class Y .....................................................................              (32)         (62,982)
--------------------------------------------------------------------------------  --------------     ------------
  Total distributions to shareholders .........................................      (30,356,602)     (14,241,499)
--------------------------------------------------------------------------------  --------------     ------------
Capital share transactions
 Proceeds from shares sold ....................................................       55,707,745       52,265,456
 Proceeds from shares issued in connection with the acquisition of:
  Evergreen Quality Bond Fund .................................................                0                0
  Blanchard Flexible Income Fund ..............................................                0      139,705,470
  Keystone World Bond Fund ....................................................                0       13,364,630
  Keystone Government Securities Fund .........................................                0                0
 Proceeds from reinvestment of distributions ..................................       17,078,485        8,043,638
 Payment for shares redeemed ..................................................     (121,704,035)     (89,713,499)
--------------------------------------------------------------------------------  --------------     ------------
  Net increase (decrease) in net assets resulting from capital share
   transactions ...............................................................      (48,917,805)     123,665,695
--------------------------------------------------------------------------------  --------------     ------------
   Total increase (decrease) in net assets ....................................      (28,901,427)     134,724,685
Net assets
 Beginning of period ..........................................................      547,390,001      193,110,351
--------------------------------------------------------------------------------  --------------     ------------
 End of period ................................................................   $  518,488,574     $327,835,036
--------------------------------------------------------------------------------  --------------     ------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) .......................................................  ($    1,461,940)   ($  1,604,423)
--------------------------------------------------------------------------------  --------------     ------------



                                                                                       U.S.
                                                                                   Government
                                                                                      Fund
                                                                                ----------------
Operations
 Net investment income ........................................................  $  19,431,162
 Net realized gain (loss) on investments, futures contracts and foreign
  currency related transactions ...............................................       (764,906)
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .......................................      9,555,419
-------------------------------------------------------------------------------- -------------
  Net increase in net assets resulting from operations ........................     28,221,675
-------------------------------------------------------------------------------- -------------
Distributions to shareholders from net investment income
  Class A .....................................................................     (2,040,357)
  Class B .....................................................................     (7,875,544)
  Class C .....................................................................       (261,054)
  Class Y .....................................................................     (9,254,414)
-------------------------------------------------------------------------------- -------------
  Total distributions to shareholders .........................................    (19,431,369)
-------------------------------------------------------------------------------- -------------
Capital share transactions
 Proceeds from shares sold ....................................................     63,710,601
 Proceeds from shares issued in connection with the acquisition of:
  Evergreen Quality Bond Fund .................................................              0
  Blanchard Flexible Income Fund ..............................................              0
  Keystone World Bond Fund ....................................................              0
  Keystone Government Securities Fund .........................................     41,845,369
 Proceeds from reinvestment of distributions ..................................     13,377,697
 Payment for shares redeemed ..................................................    (83,317,244)
-------------------------------------------------------------------------------- -------------
  Net increase (decrease) in net assets resulting from capital share
   transactions ...............................................................     35,616,423
-------------------------------------------------------------------------------- -------------
   Total increase (decrease) in net assets ....................................     44,406,729
Net assets
 Beginning of period ..........................................................    287,838,548
-------------------------------------------------------------------------------- -------------
 End of period ................................................................  $ 332,245,277
-------------------------------------------------------------------------------- -------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) .......................................................  $           0
-------------------------------------------------------------------------------- -------------

* Eight months ended April 30, 1998. During the period, Diversified Bond Fund changed its fiscal year end from August 31 to April 30.

** Nine months ended April 30, 1998. During the period, High Yield Fund changed its fiscal year end from July 31 to April 30.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Long Term Bond Funds




                      Statements of Changes in Net Assets

                           For the Periods Indicated


                                                                                       Diversified Bond Fund
                                                                                -----------------------------------
                                                                                       Year Ended August 31,
                                                                                       1997              1996
                                                                                ----------------- -----------------
Operations
 Net investment income ........................................................  $    31,196,362    $   42,141,831
 Net realized gain on investments, closed futures contracts and foreign
  currency related transactions ...............................................       15,553,471           323,307
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .......................................       13,350,772       (14,654,381)
-------------------------------------------------------------------------------  ---------------    --------------
  Net increase in net assets resulting from operations ........................       60,100,605        27,810,757
-------------------------------------------------------------------------------  ---------------    --------------
Distributions to shareholders from
 Net investment income ........................................................      (31,196,362)      (42,020,420)
 In excess of net investment income ...........................................       (1,746,263)                0
 Tax basis return of capital ..................................................                0        (2,935,918)
-------------------------------------------------------------------------------  ---------------    --------------
  Total distributions to shareholders .........................................      (32,942,625)      (44,956,338)
-------------------------------------------------------------------------------  ---------------    --------------
Capital share transactions
 Proceeds from shares sold ....................................................       33,102,013        89,671,653
 Proceeds from reinvestment of distributions ..................................       18,107,160        25,564,686
 Payment for shares redeemed ..................................................     (180,458,236)     (273,136,100)
-------------------------------------------------------------------------------  ---------------    --------------
  Net decrease in net assets resulting from capital share transactions ........     (129,249,063)     (157,899,761)
-------------------------------------------------------------------------------  ---------------    --------------
   Total decrease in net assets ...............................................     (102,091,083)     (175,045,342)
Net assets
 Beginning of period ..........................................................      559,791,938       734,837,280
-------------------------------------------------------------------------------  ---------------    --------------
 End of period ................................................................  $   457,700,855    $  559,791,938
-------------------------------------------------------------------------------  ---------------    --------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) .......................................................  $     2,801,682   ($    1,446,954)
-------------------------------------------------------------------------------  ---------------    --------------



                                                                                          High Yield Fund
                                                                                -----------------------------------
                                                                                        Year Ended July 31,
                                                                                       1997              1996
                                                                                ----------------- -----------------
Operations
 Net investment income ........................................................   $   43,434,059    $   53,347,924
 Net realized gain on investments, closed futures contracts and foreign
  currency related transactions ...............................................        3,963,269        12,528,472
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .......................................       33,119,281       (59,100,847)
--------------------------------------------------------------------------------  --------------    --------------
  Net increase in net assets resulting from operations ........................       80,516,609         6,775,549
--------------------------------------------------------------------------------  --------------    --------------
Distributions to shareholders from
 Net investment income ........................................................      (43,434,060)      (49,946,109)
 In excess of net investment income ...........................................       (1,323,000)       (9,344,299)
 Tax basis return of capital ..................................................                0                 0
--------------------------------------------------------------------------------  --------------    --------------
  Total distributions to shareholders .........................................      (44,757,060)      (59,290,408)
--------------------------------------------------------------------------------  --------------    --------------
Capital share transactions
 Proceeds from shares sold ....................................................      136,045,881       162,907,187
 Proceeds from reinvestment of distributions ..................................       25,311,702        33,436,642
 Payment for shares redeemed ..................................................     (243,407,877)     (315,113,110)
--------------------------------------------------------------------------------  --------------    --------------
  Net decrease in net assets resulting from capital share transactions ........      (82,050,294)     (118,769,281)
--------------------------------------------------------------------------------  --------------    --------------
   Total decrease in net assets ...............................................      (46,290,745)     (171,284,140)
Net assets
 Beginning of period ..........................................................      593,680,746       764,964,886
--------------------------------------------------------------------------------  --------------    --------------
 End of period ................................................................   $  547,390,001    $  593,680,746
--------------------------------------------------------------------------------  --------------    --------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) .......................................................  ($    1,468,219)  ($    1,700,454)
--------------------------------------------------------------------------------  --------------    --------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Long Term Bond Funds




                      Statements of Changes in Net Assets

                           For the Periods Indicated


                                                                                           Strategic Income Fund
                                                                                   -------------------------------------
                                                                                          Nine
                                                                                         Months              Year
                                                                                          Ended              Ended
                                                                                        April 30,          July 31,
                                                                                          1997*              1996
                                                                                   ------------------ ------------------
Operations
 Net investment income ...........................................................    $ 10,700,165       $ 19,336,690
 Net realized gain (loss) on investments, closed futures contracts and foreign
  currency related transactions ..................................................       5,462,277         (3,931,838)
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions ..........................................      (2,698,555)           247,245
----------------------------------------------------------------------------------    ------------       ------------
  Net increase in net assets resulting from operations ...........................      13,463,887         15,652,097
----------------------------------------------------------------------------------    ------------       ------------
Distributions to shareholders from
 Net investment income
  Class A ........................................................................      (3,484,550)        (5,945,153)
  Class B ........................................................................      (5,810,734)        (9,706,657)
  Class C ........................................................................      (1,404,882)        (2,690,979)
  Class Y ........................................................................               0                  0
 In excess of net investment income
  Class A ........................................................................        (256,701)                 0
  Class B ........................................................................        (428,067)                 0
  Class C ........................................................................        (103,495)                 0
 Tax basis return of capital
  Class A ........................................................................               0           (564,217)
  Class B ........................................................................               0           (921,197)
  Class C ........................................................................               0           (255,384)
----------------------------------------------------------------------------------    ------------       ------------
  Total distributions to shareholders ............................................     (11,488,429)       (20,083,587)
----------------------------------------------------------------------------------    ------------       ------------
Capital share transactions
 Proceeds from shares sold .......................................................      25,911,778         28,128,495
 Proceeds from shares issued in acqusition of
  Evergreen U.S. Government Securities Fund ......................................               0                  0
 Proceeds from reinvestment of distributions .....................................       6,009,396         10,567,921
 Payment for shares redeemed .....................................................     (64,109,043)       (92,224,304)
----------------------------------------------------------------------------------    ------------       ------------
  Net increase (decrease) in net assets resulting from capital share
   transactions ..................................................................     (32,187,869)       (53,527,888)
----------------------------------------------------------------------------------    ------------       ------------
   Total increase (decrease) in net assets .......................................     (30,212,411)       (57,959,378)
Net assets
 Beginning of period .............................................................     223,322,762        281,282,140
----------------------------------------------------------------------------------    ------------       ------------
 End of period ...................................................................    $193,110,351       $223,322,762
----------------------------------------------------------------------------------    ------------       ------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) ..........................................................   ($    576,398)     ($  1,169,996)
----------------------------------------------------------------------------------    ------------       ------------



                                                                                         U.S. Government Fund
                                                                                   ---------------------------------
                                                                                          Ten
                                                                                        Months            Year
                                                                                         Ended            Ended
                                                                                       April 30,        June 30,
                                                                                        1997**            1996
                                                                                   ---------------- ----------------
Operations
 Net investment income ...........................................................  $  15,898,690    $  18,766,488
 Net realized gain (loss) on investments, closed futures contracts and foreign
  currency related transactions ..................................................     (3,340,851)      (3,731,984)
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions ..........................................      2,370,773       (3,860,415)
----------------------------------------------------------------------------------- -------------    -------------
  Net increase in net assets resulting from operations ...........................     14,928,612       11,174,089
----------------------------------------------------------------------------------- -------------    -------------
Distributions to shareholders from
 Net investment income
  Class A ........................................................................     (1,050,495)      (1,406,673)
  Class B ........................................................................     (7,610,760)     (10,727,964)
  Class C ........................................................................        (35,021)         (28,511)
  Class Y ........................................................................     (7,202,207)      (6,603,340)
 In excess of net investment income
  Class A ........................................................................              0                0
  Class B ........................................................................              0                0
  Class C ........................................................................              0                0
 Tax basis return of capital
  Class A ........................................................................              0                0
  Class B ........................................................................              0                0
  Class C ........................................................................              0                0
----------------------------------------------------------------------------------- -------------    -------------
  Total distributions to shareholders ............................................    (15,898,483)     (18,766,488)
----------------------------------------------------------------------------------- -------------    -------------
Capital share transactions
 Proceeds from shares sold .......................................................     26,211,170      138,179,343
 Proceeds from shares issued in acqusition of
  Evergreen U.S. Government Securities Fund ......................................              0        5,739,713
 Proceeds from reinvestment of distributions .....................................     10,717,216       11,871,813
 Payment for shares redeemed .....................................................    (56,670,711)     (71,866,685)
----------------------------------------------------------------------------------- -------------    -------------
  Net increase (decrease) in net assets resulting from capital share
   transactions ..................................................................    (19,742,325)      83,924,184
----------------------------------------------------------------------------------- -------------    -------------
   Total increase (decrease) in net assets .......................................    (20,712,196)      76,331,785
Net assets
 Beginning of period .............................................................    308,550,744      232,218,959
----------------------------------------------------------------------------------- -------------    -------------
 End of period ...................................................................  $ 287,838,548    $ 308,550,744
----------------------------------------------------------------------------------- -------------    -------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) ..........................................................  $         207    $           0
----------------------------------------------------------------------------------- -------------    -------------

* During the period, the Strategic Income Fund changed its fiscal year end from July 31 to April 30.

** During the period, the U.S. Government Fund changed its fiscal year end from June 30 to April 30.


                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements


1. ORGANIZATION


The Evergreen Long Term Bond Funds consist of Evergreen Diversified Bond Fund ("Diversified Bond Fund"), Evergreen High Yield Bond Fund ("High Yield Fund"), Evergreen Strategic Income Fund ("Strategic Income Fund") and Evergreen U.S. Government Fund ("U.S. Government Fund") (collectively the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 17, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares of Diversified Bond Fund, High Yield Fund and Strategic Income Fund purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares of these Funds purchased prior to January 1, 1997 retain their existing conversion rights. For the U.S. Government Fund, all Class B shares will automatically convert to Class A shares after seven years. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

Effective January 9, 1998, the Diversified Bond Fund and High Yield Fund added three classes of shares designated as Class A, Class C and Class Y and designated the existing class of shares as Class B. Shareholders of these Funds who, on January 16, 1998, held Class B shares purchased before January 1, 1995 and certain other non-commissionable Class B shares had such shares converted to Class A shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders.

The Diversified Bond Fund, High Yield Fund and Strategic Income Fund value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. Each of these Funds values securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price.

Securities for which market quotations are not readily available or valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, except for U.S. Government Fund, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, each Fund, except for U.S. Government Fund, may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and are included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

E. Futures Contracts
In order to gain exposure to or protect against changes in security values, each Fund may buy and sell futures contracts.


The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Forward Foreign Currency Exchange Contracts
Each Fund, except for U.S. Government Fund, may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. Securities Lending
In order to generate income and to offset expenses, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 30% of total assets for Diversified Bond Fund, 15% of total assets for High Yield Fund and Strategic Income Fund and one-third of total assets for U.S. Government Fund. Loans will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the collateral in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans.

H. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

I. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

J. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for foreign currency related transactions and expiration of capital loss carryovers.

K. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

L. Organization Expenses
U.S. Government Fund's organizational expenses were borne initially by a prior administrator. As a result of the change in the administration agreement, First Union purchased the remaining unreimbursed initial organizational expenses from the prior administrator. U.S. Government Fund will reimburse First Union during the five-year period following its commencement of operations. For the year ended April 30, 1998, U.S. Government Fund paid $5,566 in unreimbursed organization expenses. As of April 30, 1998, unreimbursed organization expenses for the U.S. Government Fund have been fully amortized.


3. CAPITAL SHARE TRANSACTIONS

Each Fund has an unlimited number of shares of beneficial interest with a par value of $0.001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

DIVERSIFIED BOND FUND




                                                           January 20, 1998
                                                            (Commencement
                                                         of Class Operations)
                                                        through April 30, 1998
                                                   --------------------------------
                                                        Shares          Amount
                                                   --------------- ----------------
Class A
Shares sold ......................................       136,952    $   2,185,530
Shares issued in connection with the acquisition
 of Evergreen Quality Bond Fund ..................     9,827,053      156,644,304
Automatic conversion of Class B shares ...........    24,126,331      387,832,940
Shares issued in reinvestment of distributions ...       362,116        5,781,141
Shares redeemed ..................................    (2,951,611)     (47,145,413)
-------------------------------------------------- -------------   --------------
Net increase .....................................    31,500,841    $ 505,298,502
-------------------------------------------------- -------------   --------------


                                                           Eight Months Ended                     Year Ended
                                                             April 30, 1998                    August 31, 1997
                                                   ---------------------------------- ----------------------------------
                                                        Shares            Amount           Shares            Amount
                                                   ---------------- ----------------- ---------------- -----------------
Class B
Shares sold ......................................      1,090,412     $  17,341,006        2,182,629     $  33,102,013
Shares issued in connection with the acquisition
 of Evergreen Quality Bond Fund ..................      1,015,574        16,188,355                0                 0
Automatic conversion of shares to Class A
 shares ..........................................    (24,126,331)     (387,832,940)               0                 0
Shares issued in reinvestment of distributions ...        357,152         5,640,678        1,195,855        18,107,160
Shares redeemed ..................................     (3,620,580)      (57,160,295)     (11,912,272)     (180,458,236)
-------------------------------------------------- --------------   ---------------   --------------   ---------------
Net decrease .....................................    (25,283,773)   ($ 405,823,196)      (8,533,788)   ($ 129,249,063)
-------------------------------------------------- --------------   ---------------   --------------   ---------------



                                                               Year Ended
                                                            August 31, 1996
                                                   ----------------------------------
                                                        Shares            Amount
                                                   ---------------- -----------------
Class B
Shares sold ......................................      5,954,123     $  89,671,653
Shares issued in connection with the acquisition
 of Evergreen Quality Bond Fund ..................              0                 0
Automatic conversion of shares to Class A
 shares ..........................................              0                 0
Shares issued in reinvestment of distributions ...      1,709,087        25,564,686
Shares redeemed ..................................    (18,152,163)     (273,136,100)
-------------------------------------------------- --------------   ---------------
Net decrease .....................................    (10,488,953)   ($ 157,899,761)
-------------------------------------------------- --------------   ---------------


                                                       April 7, 1998
                                                       (Commencement
                                                   of Class Operations)
                                                   through April 30, 1998
                                                   ----------------------
                                                     Shares     Amount
                                                   ---------- ----------
Class C
Shares sold ......................................    1,432    $22,837
Shares issued in reinvestment of distributions ...        1         13
Shares redeemed ..................................        0          0
-------------------------------------------------- --------   --------
Net increase .....................................    1,433    $22,850
-------------------------------------------------- --------   --------


                                                   February 11, 1998
                                                     (Commencement
                                                        of Class
                                                      Operations)
                                                   through April 30,
                                                          1998
                                                   ------------------
                                                    Shares    Amount
                                                   -------- ---------
Class Y
Shares sold ......................................    407    $6,475
Shares issued in reinvestment of distributions ...      6        98
Shares redeemed ..................................      0         0
-------------------------------------------------- ------   -------
Net increase .....................................    413    $6,573
-------------------------------------------------- ------   -------

               Combined Notes to Financial Statements (continued)

HIGH YIELD FUND


                                                            January 20, 1998
                                                             (Commencement
                                                          of Class Operations)
                                                         through April 30, 1998
                                                    --------------------------------
                                                         Shares          Amount
                                                    --------------- ----------------
Class A
Shares sold .......................................     1,781,307    $   8,100,467
Automatic conversion of Class B shares ............    96,655,555      436,706,228
Shares issued in reinvestment of distributions ....     1,396,499        6,343,412
Shares redeemed ...................................    (7,005,782)     (31,868,872)
--------------------------------------------------- -------------   --------------
Net increase ......................................    92,827,579    $ 419,281,235
--------------------------------------------------- -------------   --------------


                                                            Nine Months Ended                      Year Ended
                                                              April 30, 1998                     July 31, 1997
                                                    ---------------------------------- ----------------------------------
                                                         Shares            Amount           Shares            Amount
                                                    ---------------- ----------------- ---------------- -----------------
Class B
Shares sold .......................................     10,409,185     $  46,341,356       32,280,201     $ 136,045,881
Automatic conversion of shares to Class A
 shares ...........................................    (96,655,555)     (436,706,228)               0                 0
Shares issued in reinvestment of distributions ....      2,427,463        10,723,559        5,995,434        25,311,702
Shares redeemed ...................................    (20,273,137)      (89,733,998)     (57,681,924)     (243,407,877)
--------------------------------------------------- --------------   ---------------   --------------   ---------------
Net decrease ......................................   (104,092,044)   ($ 469,375,311)     (19,406,289)   ($  82,050,294)
--------------------------------------------------- --------------   ---------------   --------------   ---------------



                                                                Year Ended
                                                              July 31, 1996
                                                    ----------------------------------
                                                         Shares            Amount
                                                    ---------------- -----------------
Class B
Shares sold .......................................     38,767,387     $ 162,907,187
Automatic conversion of shares to Class A
 shares ...........................................              0                 0
Shares issued in reinvestment of distributions ....      7,959,753        33,436,642
Shares redeemed ...................................    (74,982,398)     (315,113,110)
------------------------------------------------------------------   ---------------
Net decrease ......................................    (28,255,258)   ($ 118,769,281)
------------------------------------------------------------------   ---------------


                                                         January 22, 1998
                                                          (Commencement
                                                       of Class Operations)
                                                      through April 30, 1998
                                                    --------------------------
                                                       Shares        Amount
                                                    ------------ -------------
Class C
Shares sold .......................................    273,398    $1,240,926
Shares issued in reinvestment of distributions ....      2,527        11,482
Shares redeemed ...................................    (21,094)      (96,165)
--------------------------------------------------- ----------   -----------
Net increase ......................................    254,831    $1,156,243
--------------------------------------------------- ----------   -----------


                                                        April 14, 1998
                                                         (Commencement
                                                     of Class Operations)
                                                    through April 30, 1998
                                                    -----------------------
                                                       Shares      Amount
                                                    ----------- -----------
Class Y
Shares sold .......................................     5,506    $ 24,996
Shares issued in reinvestment of distributions ....         7          32
Shares redeemed ...................................    (1,101)     (5,000)
--------------------------------------------------- ---------   ---------
Net increase ......................................     4,412    $ 20,028
--------------------------------------------------- ---------   ---------

               Combined Notes to Financial Statements (continued)

STRATEGIC INCOME FUND


                                                                 Year Ended
                                                               April 30, 1998
                                                     ----------------------------------
                                                          Shares           Amount
                                                     --------------- ------------------
Class A
Shares sold ........................................     1,976,718      $ 14,098,759
Shares issued in connection with
 acquisition of:
 Blanchard Flexible Income Fund ....................    19,367,062       139,705,470
 Keystone World Bond Fund ..........................     1,077,718         7,661,303
Shares issued in reinvestment of distributions .....       483,710         3,454,392
Shares redeemed ....................................    (4,673,022)      (33,390,153)
---------------------------------------------------- -------------   ---------------
Net increase (decrease) ............................    18,232,186      $131,529,771
---------------------------------------------------- -------------   ---------------
Class B
Shares sold ........................................     4,345,019      $ 30,951,849
Shares issued in connection with
 acquisition of Keystone World Bond Fund ...........       645,853         4,612,694
Shares issued in reinvestment of distributions .....       515,938         3,680,766
Shares redeemed ....................................    (5,964,560)      (42,581,723)
---------------------------------------------------- -------------   ---------------
Net decrease .......................................      (457,750)    ($  3,336,414)
---------------------------------------------------- -------------   ---------------
Class C
Shares sold ........................................       261,961      $  1,864,408
Shares issued in connection with
 acquisition of Keystone World Bond Fund ...........       152,895         1,090,633
Shares issued in reinvestment of distributions .....       122,073           868,861
Shares redeemed ....................................    (1,375,841)       (9,783,791)
---------------------------------------------------- -------------   ---------------
Net decrease .......................................      (838,912)    ($  5,959,889)
---------------------------------------------------- -------------   ---------------



                                                            Nine Months Ended                    Year Ended
                                                              April 30, 1997                   July 31, 1996
                                                     -------------------------------- --------------------------------
                                                          Shares          Amount           Shares          Amount
                                                     --------------- ---------------- --------------- ----------------
Class A
Shares sold ........................................       722,925     $  5,021,195         862,737     $  5,908,665
Shares issued in connection with
 acquisition of:
 Blanchard Flexible Income Fund ....................             0                0               0                0
 Keystone World Bond Fund ..........................             0                0               0                0
Shares issued in reinvestment of distributions .....       280,932        1,940,819         493,925        3,365,004
Shares redeemed ....................................    (2,450,268)     (16,920,382)     (3,779,494)     (25,781,907)
------------------------------------------------------------------   --------------   -------------   --------------
Net increase (decrease) ............................    (1,446,411)   ($  9,958,368)     (2,422,832)   ($ 16,508,238)
------------------------------------------------------------------   --------------   -------------   --------------
Class B
Shares sold ........................................     2,590,485     $ 18,030,379       2,657,436     $ 18,284,154
Shares issued in connection with
 acquisition of Keystone World Bond Fund ...........             0                0               0                0
Shares issued in reinvestment of distributions .....       448,617        3,114,373         781,880        5,354,257
Shares redeemed ....................................    (5,099,176)     (35,510,240)     (6,840,568)     (46,918,273)
------------------------------------------------------------------   --------------   -------------   --------------
Net decrease .......................................    (2,060,074)   ($ 14,365,488)     (3,401,252)   ($ 23,279,862)
------------------------------------------------------------------   --------------   -------------   --------------
Class C
Shares sold ........................................       413,449     $  2,860,197         573,201     $  3,935,676
Shares issued in connection with
 acquisition of Keystone World Bond Fund ...........             0                0               0                0
Shares issued in reinvestment of distributions .....       137,625          954,204         270,184        1,848,660
Shares redeemed ....................................    (1,679,415)     (11,678,421)     (2,845,554)     (19,524,124)
------------------------------------------------------------------   --------------   -------------   --------------
Net decrease .......................................    (1,128,341)   ($  7,864,020)     (2,002,169)   ($ 13,739,788)
------------------------------------------------------------------   --------------   -------------   --------------


                                                                              January 13, 1997
                                                                               (Commencement
                                                                                 of Class
                                                                                Operations)
                                                         Year Ended          through April 30,
                                                       April 30, 1998               1997
                                                ----------------------------  ----------------
                                                    Shares        Amount       Shares   Amount
                                                ------------- --------------  -------- -------
Class Y
Shares sold ...................................     761,672    $  5,350,440        1     $ 7
Shares issued in reinvestment of distributions        5,675          39,619        0       0
Shares redeemed ...............................    (562,382)     (3,957,832)       0       0
----------------------------------------------- -----------   -------------   ------   -----
Net increase ..................................     204,965    $  1,432,227        1     $ 7
----------------------------------------------- -----------   -------------   ------   -----

U.S. GOVERNMENT FUND


                                                                   Year Ended                    Ten Months Ended
                                                                 April 30, 1998                   April 30, 1997
                                                        -------------------------------- ---------------------------------
                                                             Shares          Amount           Shares           Amount
                                                        --------------- ---------------- --------------- -----------------
Class A
Shares sold ...........................................     1,510,987     $ 14,617,089         294,513      $  2,785,151
Shares issued in connection with the acquisition of
 Keystone Government Securities Fund ..................     2,239,125       21,547,304               0                 0
Shares issued in reinvestment of distributions ........       133,072        1,282,497          60,924           575,792
Shares redeemed .......................................    (1,642,684)     (15,825,689)       (606,651)       (5,738,805)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Net increase (decrease) ...............................     2,240,500     $ 21,621,201        (251,214)    ($  2,377,862)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Class B
Shares sold ...........................................       716,498     $  6,914,840         776,060      $  7,347,686
Shares issued in connection with the acquisition of
 Keystone Government Securities Fund ..................     1,507,183       14,503,355               0                 0
Shares issued in reinvestment of distributions ........       414,856        3,988,496         394,931         3,733,484
Shares redeemed .......................................    (4,306,873)     (41,415,996)     (3,621,913)      (34,238,311)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Net decrease ..........................................    (1,668,336)   ($ 16,009,305)     (2,450,922)    ($ 23,157,141)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Class C
Shares sold ...........................................        94,591     $    908,119          28,184      $    265,064
Shares issued in connection with the acquisition of
 Keystone Government Securities Fund ..................       602,218        5,794,710               0                 0
Shares issued in reinvestment of distributions ........        16,871          162,793           1,432            13,539
Shares redeemed .......................................      (173,356)      (1,672,822)        (50,056)         (470,176)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Net increase (decrease) ...............................       540,324     $  5,192,800         (20,440)    ($    191,573)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Class Y
Shares sold ...........................................     4,285,039     $ 41,270,553       1,675,475      $ 15,813,269
Shares issued in connection with the acquisition of
 Evergreen U.S. Government Securities Fund ............             0                0               0                 0
Shares issued in reinvestment of distributions ........       825,744        7,943,911         676,410         6,394,401
Shares redeemed .......................................    (2,541,523)     (24,402,737)     (1,715,716)      (16,223,419)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Net increase ..........................................     2,569,260     $ 24,811,727         636,169      $  5,984,251
------------------------------------------------------- -------------   --------------   -------------   ---------------



                                                                   Year Ended
                                                                  June 30, 1996
                                                        ---------------------------------
                                                             Shares           Amount
                                                        --------------- -----------------
Class A
Shares sold ...........................................       786,564      $  7,560,325
Shares issued in connection with the acquisition of
 Keystone Government Securities Fund ..................             0                 0
Shares issued in reinvestment of distributions ........        78,565           755,991
Shares redeemed .......................................    (1,032,918)       (9,892,163)
---------------------------------------------------------------------   ---------------
Net increase (decrease) ...............................      (167,789)    ($  1,575,847)
---------------------------------------------------------------------   ---------------
Class B
Shares sold ...........................................     1,702,353      $ 16,401,640
Shares issued in connection with the acquisition of
 Keystone Government Securities Fund ..................             0                 0
Shares issued in reinvestment of distributions ........       533,686         5,138,748
Shares redeemed .......................................    (4,576,583)      (43,960,576)
---------------------------------------------------------------------   ---------------
Net decrease ..........................................    (2,340,544)    ($ 22,420,188)
---------------------------------------------------------------------   ---------------
Class C
Shares sold ...........................................        43,395      $    420,990
Shares issued in connection with the acquisition of
 Keystone Government Securities Fund ..................             0                 0
Shares issued in reinvestment of distributions ........         1,437            13,783
Shares redeemed .......................................       (12,168)         (117,297)
---------------------------------------------------------------------   ---------------
Net increase (decrease) ...............................        32,664      $    317,476
---------------------------------------------------------------------   ---------------
Class Y
Shares sold ...........................................    11,801,163      $113,796,388
Shares issued in connection with the acquisition of
 Evergreen U.S. Government Securities Fund ............       590,505         5,739,713
Shares issued in reinvestment of distributions ........       620,463         5,963,291
Shares redeemed .......................................    (1,866,525)      (17,896,649)
---------------------------------------------------------------------   ---------------
Net increase ..........................................    11,145,606      $107,602,743
---------------------------------------------------------------------   ---------------

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 1998:


                                          Cost of Purchases              Proceeds from Sales
                                   ------------------------------- -------------------------------
                                         U.S.          Non-U.S.          U.S.          Non-U.S.
                                      Government      Government      Government      Government
                                   --------------- --------------- --------------- ---------------
      Diversified Bond Fund* .....  $150,876,308    $408,419,367    $183,614,225    $427,890,292
      High Yield Fund** ..........             0     791,893,722               0     886,432,803
      Strategic Income Fund ......   192,769,818     314,062,207     225,504,555     299,064,769
      U.S. Government Fund .......   124,854,772               0      65,408,264               0

       *  For the eight months ended April 30, 1998.
       ** For the nine months ended April 30, 1998.


During the year ended April 30, 1998, the Funds entered into reverse repurchase agreements as follows:



                                     Average Daily
                                        Balance     Weighted Average   Maximum Amount
                                      Outstanding     Interest Rate     Outstanding*
                                    -------------- ------------------ ---------------
      Diversified Bond Fund .......   $5,260,739           5.05%        $15,813,518
      Strategic Income Fund .......    2,499,410           5.07          10,864,705

       * This represents the maximum daily amount of borrowing outstanding during the period ended April 30, 1998 (including accrued interest).

On April 30, 1998, the Diversified Bond Fund had reverse repurchase agreements outstanding in the amount of $22,388,446 (including accrued interest) with interest rates varying from 3.83% to 7.05%. On April 30, 1998, the Strategic Income Fund had reverse repurchase agreements outstanding in the amount of $1,350,806 (including accrued interest) with interest rates varying from 5.27% to 5.42%.

Diversified Bond Fund loaned securities during the period ended April 30, 1998 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At April 30, 1998, the value of securities on loan and the value of collateral amounted to $8,557,296 and $8,642,617, respectively. During the period ended April 30, 1998, the Fund earned $43,101 in income from securities lending.

On April 30, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:


                                                       Gross           Gross       Net Unrealized
                                        Tax         Unrealized      Unrealized      Appreciation
                                        Cost       Appreciation    Depreciation    (Depreciation)
                                  --------------- -------------- ---------------- ---------------
      Diversified Bond Fund .....  $576,899,625    $16,434,370    $  (1,878,550)   $ 14,555,820
      High Yield Fund ...........   490,697,394     18,252,959      (24,723,239)     (6,470,280)
      Strategic Income Fund .....   319,055,653      8,897,719       (6,421,100)      2,476,619
      U.S. Government Fund ......   324,579,032      6,337,651       (5,332,435)      1,005,216

A of April 30, 1998, the Funds had capital loss carryovers for federal income tax purposes as follows:



                          Capital
                            Loss          Expires        Expires         Expires
                         Carryover         1999            2000           2001
                      --------------- -------------- --------------- --------------
Diversified Bond
 Fund ...............  $159,339,000    $85,002,000              --    $19,436,000
High Yield Fund .....   364,062,000     91,150,000    $122,350,000             --
Strategic Income
 Fund ...............    71,926,000             --      14,074,000     15,390,000
U.S. Government
 Fund ...............    22,367,000             --              --      1,978,000



                         Expires        Expires        Expires       Expires       Expires
                           2002          2003           2004           2005          2006
                      ------------- -------------- -------------- ------------- -------------
Diversified Bond
 Fund ...............  $ 6,153,000   $ 28,736,000   $20,012,000            --            --
High Yield Fund .....   44,605,000    105,957,000            --            --            --
Strategic Income
 Fund ...............           --      7,390,000    35,072,000            --            --
U.S. Government
 Fund ...............    6,522,000      3,703,000     2,973,000    $3,820,000    $3,371,000

In addition to capital loss carryovers, capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended April 30, 1998, U.S. Government Fund incurred and has elected to defer $444,321 of such capital losses.


5. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to each of the Funds.

The Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also pay distribution fees equal to 0.75% of its average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

During the year ended April 30, 1998, amounts paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:


                                Class A      Class B      Class C
                              ----------- ------------- ----------
  Diversified Bond Fund .....  $355,868    $1,934,807    $      4
  High Yield Fund ...........   297,165     2,788,933       1,649
  Strategic Income Fund .....   204,306     1,158,148     224,953
  U.S. Government Fund ......    81,637     1,416,250      47,584

The principal underwriter may pay distribution fees greater than the allowable annual amounts the Funds are permitted to pay under the Distribution Plans. The Funds may reimburse the principal underwriter for such excess amounts in later years with annual interest at prime plus 1.00%. With respect to Class B and Class C shares of Diversified Bond Fund, High Yield Fund and Strategic Income Fund, EDI intends but is not obligated to continue to pay distribution costs that exceed the current annual payments from the Funds. EDI intends to seek full payment of such distribution costs from each Fund at such time in the future as, and to the extent that, payment thereof by the Class B and Class C shares would be within permitted limits.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, for each Fund, except U.S. Government Fund, after the termination of any Distribution Plan and subject to the discretion of the Independent Trustees, payments to EDI may continue as compensation for services which had been provided while the Distribution Plans were in effect.


6. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
   TRANSACTIONS

Keystone, a subsidiary of First Union, is the investment adviser for Diversified Bond Fund, High Yield Fund and Strategic Income Fund. In return for providing investment management and administrative services to the Funds, the Funds pay Keystone a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net asset value of the Funds. The Capital Management Group ("CMG") of First Union National Bank of North Carolina, a subsidiary of First Union, serves as the investment adviser to the U.S. Government Fund and is paid a management fee that is computed and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

Evergreen Investment Services ("EIS"), a subsidiary of First Union National Bank, is the administrator and BISYS Fund Services is sub-administrator for each Fund.

As administrator for the U.S. Government Fund, EIS is entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its advisory subsidiaries are also the investment advisers. The administration fee for the U.S. Government Fund is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. As administrator for the Diversified Bond Fund, High Yield Fund and Strategic Income Fund, EIS also provides facilities, equipment and personnel on behalf of the Fund's investment adviser and is reimbursed by the Fund for its services.

The sub-administration fee for each Fund is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% as net assets increase, to the average daily net asset value of the Fund. For each Fund, except for U.S. Government Fund, the sub-administration fee is paid by Keystone and is not a fund expense.

For the year ended April 30, 1998, the Funds paid or accrued to EIS the following amounts for certain administrative services:


  Diversified Bond Fund .........  $57,048
  High Yield Fund ...............   76,786
  Strategic Fund ................   36,278
  U.S. Government Fund ..........   87,053

Evergreen Service Company ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds. Prior to May 5, 1997, State Street Bank and Trust Company ("State Street") served as the transfer and dividend disbursing agent for the U.S. Government Fund. For certain accounts, First Union had been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account of U.S. Government Fund, First Union earned a fee which in aggregate totaled $46,846 for the year ended April 30, 1998.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund. As sub-administrator, BISYS provides the officers of the Funds.


7. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


8. ACQUISITIONS

Effective on the close of business on July 7, 1995, U.S. Government Fund acquired substantially all the assets and assumed certain liabilities of Evergreen U.S. Government Securities Fund in exchange for Class Y shares of U.S. Government Fund.

Effective August 1, 1997 Strategic Income Fund acquired substantially all the assets and assumed certain liabilities of Keystone World Bond Fund in exchange for Class A, Class B and Class C shares of Strategic Income Fund. Also, the U.S. Government Fund acquired substantially all the assets and assumed certain liabilities of Keystone Government Securities Fund in exchange for Class A, Class B and Class C shares of the U.S. Government Fund.

Effective on the close of business on January 23, 1998, Diversified Bond Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Quality Bond Fund, in an exchange for Class A and Class B shares of Diversified Bond Fund.

Also, effective on the close of business on February 28, 1998, Strategic Income Fund acquired all of the assets and assumed certain liabilities of Blanchard Flexible Income Fund, in an exchange for Class A shares of Strategic Income Fund.

All of the above acquisitions were accomplished by a tax-free exchange of the respective shares of each respective fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund immediately after the acquisition are as follows:



                                                                    Value of Net      Number of      Unrealized        Net Assets
Acquiring Fund          Acquired Fund                             Assets Acquired   Shares Issued    Appreciation  After Acquisition
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond Fund   Evergreen Quality Bond Fund               $172,832,659      10,842,627       $  3,406,186     $610,931,062
Strategic Income Fund   Blanchard Flexible Income Fund             139,705,470      19,367,062          4,998,009      339,328,623
Strategic Income Fund   Keystone World Bond Fund                    13,364,630       1,876,466            646,958      209,347,784
U.S. Government Fund    Keystone Government Securities Fund         41,845,369       4,348,526            776,840      330,218,346
U.S. Government Fund    Evergreen U.S. Government Securities Fund    5,739,713         590,505             24,133      233,475,732

9. FINANCING AGREEMENTS

On October 31, 1996, a financing agreement among certain of the Evergreen Funds, State Street and a group of banks (collectively, the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds. State Street served as agent for the Banks, and as agent was entitled to a fee of $15,000 which was allocated to all of the participating Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the year ended April 30, 1998, Diversified Fund, Strategic Income Fund and U.S. Government Fund had no borrowings under this agreement. High Yield Fund had borrowings outstanding for 3 days under its line of credit and incurred $3,085 in interest charges related to these borrowings. High Yield Fund's average amount of debt outstanding during the period was $67,407 at a weighted average interest rate of 6.12%.

                          Independent Auditors' Report


The Trustees and Shareholders
     Evergreen Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, including schedules of investments, of the Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund of the Evergreen Fixed Income Trust (the "Trust") listed below as of April 30, 1998, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods presented below:

   Evergreen Diversified Bond Fund -- statements of operations for the eight months ended April 30, 1998 and the year ended August 31, 1997, statements of changes in net assets for the eight months ended April 30, 1998 and for each of the years in the two-year period ended August 31, 1997 and financial highlights for the eight months ended April 30, 1998 and each of the years in the ten-year period ended August 31, 1997.

   Evergreen High Yield Bond Fund -- statements of operations for the nine months ended April 30, 1998 and the year ended July 31, 1997, statements of changes in net assets for the nine months ended April 30, 1998, and for each of the years in the two-year period ended July 31, 1997 and financial highlights for the nine months ended April 30, 1998 and each of the years in the ten-year period ended July 31, 1997.

   Evergreen Strategic Income Fund -- statement of operations for the year ended April 30, 1998, statements of changes in net assets for the year ended April 30, 1998, the nine months ended April 30, 1997 and the year ended July 31, 1996, and financial highlights for the year ended April 30, 1998, the nine months ended April 30, 1997 and each of the years in the nine-year period ended July 31, 1996.

   Evergreen U.S. Government Fund -- statement of operations for the year ended April 30, 1998, statements of changes in net assets for the year ended April 30, 1998, the ten months ended April 30, 1997 and the year ended June 30, 1996, and financial highlights for the year ended April 30, 1998, the ten months ended April 30, 1997, the year ended June 30, 1996, the six months ended June 30, 1995, the year ended December 31, 1994 and the period from January 11, 1993 (commencement of operations) to December 31, 1993.

These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund as of April 30, 1998, the results of their operations, changes in their net assets, and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP

Boston, Massachusetts
May 29, 1997

ADDITIONAL INFORMATION (Unaudited)

On December 15, 1997, a special meeting of shareholders for the Strategic Income Fund and U.S. Government Fund was held to consider a number of proposals with the following number of shares represented at the meeting. On October 16, 1997, the record date for the meeting, the Funds had the following shares outstanding:


                                                                                            Strategic Income   U.S. Government
                                                                                                  Fund              Fund
                                                                                           ------------------ ----------------
Record Date Shares Outstanding ...........................................................     29,371,964        33,822,261
Shares represented at meeting ............................................................     17,199,967        18,680,644
Percentage of record date shares represented at meeting ..................................          58.56%            55.23%
      Proposal 1 -- The proposed reorganization of the Fund as a series of the Evergreen
         Fixed Income Trust, a Delaware business trust:
      Shares voted "For" .................................................................     15,675,686        17,854,153
      Shares voted "Against" .............................................................        264,065           102,787
      Shares voted "Abstain" .............................................................      1,260,216           723,704

      Proposal 2 -- Reclassification as non-fundamental investment objective of this Fund whose investment objective is currently classified as fundamental:
      Shares voted "For" .................................................................     15,513,304        17,767,235
      Shares voted "Against" .............................................................        371,711           145,294
      Shares voted "Abstain" .............................................................      1,314,952           768,115

      Proposal 3 -- Changes to Fundamental investment restrictions:
      To amend the Fundamental restriction concerning diversification of investments:
      Shares voted "For" .................................................................     15,449,689        17,770,044
      Shares voted "Against" .............................................................        334,145           157,135
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning concentration of a Fund's assets in a particular industry:
      Shares voted "For" .................................................................     15,455,555        17,771,923
      Shares voted "Against" .............................................................        328,279           155,256
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning the issuance of senior securities:
      Shares voted "For" .................................................................     15,449,689        17,771,923
      Shares voted "Against" .............................................................        334,145           155,256
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning borrowing:
      Shares voted "For" .................................................................     15,450,014        17,768,365
      Shares voted "Against" .............................................................        333,820           158,814
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning underwriting:
      Shares voted "For" .................................................................     15,455,555        17,768,182
      Shares voted "Against" .............................................................        328,279           158,997
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning investments in real estate:
      Shares voted "For" .................................................................     15,455,555        17,768,365
      Shares voted "Against" .............................................................        328,279           158,814
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning commodities:
      Shares voted "For" .................................................................     15,445,967        17,766,131
      Shares voted "Against" .............................................................        337,867           161,048
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning lending:
      Shares voted "For" .................................................................     15,451,833        17,766,131
      Shares voted "Against" .............................................................        332,001           161,048
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning unseasoned issuers:
      Shares voted "For" .................................................................     15,455,555              N/A
      Shares voted "Against" .............................................................        328,279              N/A
      Shares voted "Abstain" .............................................................      1,416,133              N/A

                                                                                   Strategic Income   U.S. Government
                                                                                         Fund              Fund
                                                                                  ------------------ ----------------
      To amend the Fundamental restriction concerning control or management:
      Shares voted "For" ........................................................         N/A           17,761,753
      Shares voted "Against" ....................................................         N/A              158,831
      Shares voted "Abstain" ....................................................         N/A              760,060

      To amend the Fundamental restriction concerning short sales:
      Shares voted "For" ........................................................     15,455,555        17,767,379
      Shares voted "Against" ....................................................        328,279           156,724
      Shares voted "Abstain" ....................................................      1,416,133           756,541

      To amend the Fundamental restriction concerning other investment companies:
      Shares voted "For" ........................................................     15,455,555              N/A
      Shares voted "Against" ....................................................        328,279              N/A
      Shares voted "Abstain" ....................................................      1,416,133              N/A

      To amend the Fundamental restriction concerning pledging:
      Shares voted "For" ........................................................     15,458,672        17,766,727
      Shares voted "Against" ....................................................        328,279           157,376
      Shares voted "Abstain" ....................................................      1,413,016           756,541

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
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



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